REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  TO THE CONTRACT OWNERS OF
  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT THREE AND THE BOARD OF DIRECTORS OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1, which comprise the Hartford Life and Annuity Insurance Company Separate Account Three (the "Account") as of December 31, 2014, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts disclosed in Note 1 constituting the Hartford Life and Annuity Insurance Company Separate Account Three as of December 31, 2014, the results of their operations for the period then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
Hartford, CT
April 20, 2015



--------------------------------------------------------------------------------
                                    SA-1

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                         ALLIANCEBERNSTEIN                       ALLIANCEBERNSTEIN
                                           VPS BALANCED      ALLIANCEBERNSTEIN      VPS SMALL/       ALLIANCEBERNSTEIN
                                          WEALTH STRATEGY    VPS INTERNATIONAL     MID CAP VALUE            VPS
                                             PORTFOLIO        VALUE PORTFOLIO        PORTFOLIO        VALUE PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           3,059,524           5,745,931             968,596           2,970,144
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       37,121,871  $      104,579,174  $       18,306,093  $       39,531,783
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       36,867,264  $       77,052,931  $       21,105,702  $       45,651,117
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...               7,060              79,009              13,502              26,283
   Other assets.......................                  --                   3                   1                   3
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          36,874,324          77,131,943          21,119,205          45,677,403
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............               7,060              79,009              13,502              26,283
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   1                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               7,061              79,009              13,502              26,283
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       36,867,263  $       77,052,934  $       21,105,703  $       45,651,120
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           2,523,640           8,139,321           1,039,966           3,260,611
   Minimum unit fair value #*.........  $        12.321521  $         5.942631  $        18.344039  $        12.776862
   Maximum unit fair value #*.........  $        18.053417  $        14.361861  $        29.277210  $        21.600857
   Contract liability.................  $       36,749,340  $       76,988,952  $       21,105,703  $       45,588,247

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......               7,799               6,579                  --               4,410
   Minimum unit fair value #*.........  $        15.119869  $         9.427950                  --  $        13.823058
   Maximum unit fair value #*.........  $        15.119869  $         9.854745                  --  $        14.448685
   Contract liability.................  $          117,923  $           63,982                  --  $           62,873

                                         ALLIANCEBERNSTEIN
                                                VPS            INVESCO V.I.        INVESCO V.I.        INVESCO V.I.
                                           INTERNATIONAL        GOVERNMENT          HIGH YIELD         INTERNATIONAL
                                         GROWTH PORTFOLIO     SECURITIES FUND          FUND             GROWTH FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             319,214             868,540           1,831,031              30,667
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        6,354,444  $       10,232,946  $        9,820,137  $          740,624
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        6,004,419  $       10,109,801  $       10,125,602  $        1,055,574
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...              13,119                 931               7,143                  44
   Other assets.......................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           6,017,538          10,110,732          10,132,745           1,055,618
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              13,119                 931               7,143                  44
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                   2                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              13,119                 933               7,143                  44
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        6,004,419  $       10,109,799  $       10,125,602  $        1,055,574
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             720,276             992,038             825,686              90,318
   Minimum unit fair value #*.........  $         7.643901  $         9.915475  $        11.264023  $        11.473137
   Maximum unit fair value #*.........  $        16.632986  $        10.436234  $        11.945739  $        11.710671
   Contract liability.................  $        6,004,419  $       10,109,799  $        9,659,914  $        1,055,574

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......                  --                  --              39,188                  --
   Minimum unit fair value #*.........                  --                  --  $        11.721426                  --
   Maximum unit fair value #*.........                  --                  --  $        11.945739                  --
   Contract liability.................                  --                  --  $          465,688                  --


                                           INVESCO V.I.        INVESCO V.I.
                                            DIVERSIFIED            MONEY
                                           DIVIDEND FUND        MARKET FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           2,420,694           31,831,772
                                        ==================  ===================
     Cost.............................  $       37,825,114  $        31,831,772
                                        ==================  ===================
     Market value.....................  $       56,131,603  $        31,831,772
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...              43,386              543,537
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................          56,174,989           32,375,309
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............              43,386              543,537
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................              43,386              543,537
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       56,131,603  $        31,831,772
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           3,316,797            3,258,518
   Minimum unit fair value #*.........  $        15.312044  $          9.628967
   Maximum unit fair value #*.........  $        16.397210  $          9.884782
   Contract liability.................  $       53,811,828  $        31,831,772

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......             142,162                   --
   Minimum unit fair value #*.........  $        15.933892                   --
   Maximum unit fair value #*.........  $        16.397210                   --
   Contract liability.................  $        2,319,775                   --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-2

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-3

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                          AMERICAN FUNDS                          AMERICAN FUNDS      AMERICAN FUNDS
                                              GLOBAL          AMERICAN FUNDS       GROWTH-INCOME       INTERNATIONAL
                                            GROWTH FUND         GROWTH FUND            FUND                FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             987,311           1,888,653           2,686,367           2,164,595
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       18,473,243  $       97,882,169  $       95,107,111  $       33,208,209
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       26,953,601  $      150,790,091  $      140,792,469  $       43,919,637
   Due from Sponsor Company...........                  --                  --                  --               4,159
   Receivable from fund shares sold...               5,087              65,272             128,592                  --
   Other assets.......................                   1                   3                   2                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          26,958,689         150,855,366         140,921,063          43,923,796
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............               5,087              65,272             128,592                  --
   Payable for fund shares purchased..                  --                  --                  --               4,159
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               5,087              65,272             128,592               4,159
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       26,953,602  $      150,790,094  $      140,792,471  $       43,919,637
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           1,578,697           9,589,799           7,266,941           3,163,288
   Minimum unit fair value #*.........  $         2.493894  $         2.084619  $         1.957970  $         2.060495
   Maximum unit fair value #*.........  $        23.578378  $        23.370990  $        21.961589  $        18.817150
   Contract liability.................  $       26,647,812  $      149,154,686  $      138,325,067  $       43,450,635

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......              15,144             112,053             122,485              28,474
   Minimum unit fair value #*.........  $        16.514118  $         2.084619  $        19.242625  $        12.899609
   Maximum unit fair value #*.........  $        23.578378  $        21.434060  $        20.544741  $        18.817150
   Contract liability.................  $          305,790  $        1,635,408  $        2,467,404  $          469,002

                                          AMERICAN FUNDS        WELLS FARGO
                                           GLOBAL SMALL        ADVANTAGE VT       FIDELITY(R) VIP
                                          CAPITALIZATION           OMEGA           EQUITY-INCOME      FIDELITY(R) VIP
                                               FUND             GROWTH FUND          PORTFOLIO       GROWTH PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             548,343              76,251           2,446,752             372,601
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        8,423,407  $        1,690,264  $       58,508,131  $       15,168,395
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       14,059,523  $        2,050,395  $       58,306,109  $       23,399,351
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                 872                  89              25,995              33,903
   Other assets.......................                   1                   1                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          14,060,396           2,050,485          58,332,104          23,433,254
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                 872                  89              25,995              33,903
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                   4                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                 872                  89              25,999              33,903
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       14,059,524  $        2,050,396  $       58,306,105  $       23,399,351
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             702,150             104,738           3,780,857           1,283,871
   Minimum unit fair value #*.........  $         2.593713  $        18.842238  $        13.999011  $        16.554902
   Maximum unit fair value #*.........  $        26.486124  $        19.920292  $        22.860824  $        25.220194
   Contract liability.................  $       13,880,677  $        2,048,041  $       58,246,528  $       23,390,133

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......               7,997                 121               3,790                 492
   Minimum unit fair value #*.........  $        18.987871  $        19.525286  $        15.220313  $        18.721403
   Maximum unit fair value #*.........  $        26.486124  $        19.525286  $        15.909478  $        18.721403
   Contract liability.................  $          178,847  $            2,355  $           59,577  $            9,218


                                          FIDELITY(R) VIP     FIDELITY(R) VIP
                                            CONTRAFUND            MID CAP
                                             PORTFOLIO           PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           7,108,264            1,989,127
                                        ==================  ===================
     Cost.............................  $      222,713,895  $        65,646,443
                                        ==================  ===================
     Market value.....................  $      260,873,293  $        73,279,421
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...             147,891               84,401
   Other assets.......................                   3                    3
                                        ------------------  -------------------
   Total assets.......................         261,021,187           73,363,825
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............             147,891               84,401
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................             147,891               84,401
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $      260,873,296  $        73,279,424
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          13,383,625            3,607,152
   Minimum unit fair value #*.........  $        14.433961  $         14.804563
   Maximum unit fair value #*.........  $        24.432380  $         25.383998
   Contract liability.................  $      260,584,328  $        73,174,666

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......              14,573                4,947
   Minimum unit fair value #*.........  $        19.200535  $         20.029865
   Maximum unit fair value #*.........  $        20.875230  $         21.776994
   Contract liability.................  $          288,968  $           104,758

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-4

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-5

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                              FIDELITY(R) VIP                            FRANKLIN
                                          FIDELITY(R) VIP     DYNAMIC CAPITAL        FRANKLIN          SMALL-MID CAP
                                         VALUE STRATEGIES      APPRECIATION           INCOME              GROWTH
                                             PORTFOLIO           PORTFOLIO           VIP FUND            VIP FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT (1)     SUB-ACCOUNT (2)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             518,439             558,795             269,115             827,961
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        6,278,598  $        6,291,890  $        3,573,626  $       16,533,650
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        7,921,746  $        7,415,205  $        4,389,262  $       19,506,768
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                 373               3,144                 130               6,040
   Other assets.......................                  --                  --                  --                   2
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           7,922,119           7,418,349           4,389,392          19,512,810
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                 373               3,144                 130               6,040
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                   1                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                 373               3,145                 130               6,040
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        7,921,746  $        7,415,204  $        4,389,262  $       19,506,770
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             440,773             500,532             307,228           1,360,209
   Minimum unit fair value #*.........  $        15.782821  $        13.761872  $        14.017169  $         1.962775
   Maximum unit fair value #*.........  $        31.265575  $        26.703694  $        14.307628  $        24.759598
   Contract liability.................  $        7,894,554  $        7,415,204  $        4,372,593  $       19,326,163

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......               1,523                  --               1,165              11,075
   Minimum unit fair value #*.........  $        17.848928                  --  $        14.307628  $        12.611909
   Maximum unit fair value #*.........  $        17.848928                  --  $        14.307628  $        22.253621
   Contract liability.................  $           27,192                  --  $           16,669  $          180,607

                                             FRANKLIN            FRANKLIN                                TEMPLETON
                                             SMALL CAP           STRATEGIC           FRANKLIN           DEVELOPING
                                               VALUE              INCOME           MUTUAL SHARES          MARKETS
                                             VIP FUND            VIP FUND            VIP FUND            VIP FUND
                                          SUB-ACCOUNT (3)     SUB-ACCOUNT (4)     SUB-ACCOUNT (5)     SUB-ACCOUNT (6)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              40,274           4,318,217           2,202,708             810,467
                                        ==================  ==================  ==================  ==================
     Cost.............................  $          585,745  $       51,395,658  $       34,266,181  $        6,873,554
                                        ==================  ==================  ==================  ==================
     Market value.....................  $          911,392  $       51,386,778  $       49,799,143  $        7,513,026
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  35               7,863              33,427                 448
   Other assets.......................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................             911,427          51,394,641          49,832,570           7,513,474
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  35               7,863              33,427                 448
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                   1                   3                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  35               7,864              33,430                 448
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $          911,392  $       51,386,777  $       49,799,140  $        7,513,026
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              53,721           2,637,630           2,523,605             390,798
   Minimum unit fair value #*.........  $        16.670010  $         2.092629  $         1.910665  $         2.633339
   Maximum unit fair value #*.........  $        17.015591  $        22.668147  $        22.187828  $        21.362739
   Contract liability.................  $          911,392  $       50,477,201  $       48,722,103  $        7,478,818

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......                  --              62,456              49,381               1,702
   Minimum unit fair value #*.........                  --  $         2.092629  $        20.959903  $        18.946817
   Maximum unit fair value #*.........                  --  $        22.668147  $        22.187828  $        21.010761
   Contract liability.................                  --  $          909,576  $        1,077,037  $           34,208

                                                                 FRANKLIN
                                             TEMPLETON            MUTUAL
                                              GROWTH         GLOBAL DISCOVERY
                                             VIP FUND            VIP FUND
                                          SUB-ACCOUNT (7)     SUB-ACCOUNT (8)
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................             941,361               22,740
                                        ==================  ===================
     Cost.............................  $       10,933,606  $           464,918
                                        ==================  ===================
     Market value.....................  $       13,764,384  $           509,152
   Due from Sponsor Company...........               2,295                   --
   Receivable from fund shares sold...                  --                   15
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................          13,766,679              509,167
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                  --                   15
   Payable for fund shares purchased..               2,295                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................               2,295                   15
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       13,764,384  $           509,152
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             908,349               35,195
   Minimum unit fair value #*.........  $         1.616500  $         14.264268
   Maximum unit fair value #*.........  $        18.378426  $         14.559821
   Contract liability.................  $       13,619,664  $           509,152

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......               8,931                   --
   Minimum unit fair value #*.........  $        16.057492                   --
   Maximum unit fair value #*.........  $        16.998283                   --
   Contract liability.................  $          144,720                   --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(1)   Formerly Franklin Income Securities Fund. Change effective May 1, 2014.

(2) Formerly Franklin Small-Mid Cap Growth Securities Fund. Change effective May 1, 2014.

(3) Formerly Franklin Small Cap Value Securities Fund. Change effective May 1, 2014.

(4) Formerly Franklin Strategic Income Securities Fund. Change effective May 1, 2014.

(5)   Formerly Mutual Shares Securities Fund. Change effective May 1, 2014.

(6) Formerly Templeton Developing Markets Securities Fund. Change effective May 1, 2014.

(7)   Formerly Templeton Growth Securities Fund. Change effective May 1,
      2014.

(8) Formerly Mutual Global Discovery Securities Fund. Change effective May 1, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-6

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-7

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                     HARTFORD            HARTFORD
                                             TEMPLETON           HARTFORD              TOTAL              CAPITAL
                                            GLOBAL BOND          BALANCED           RETURN BOND        APPRECIATION
                                             VIP FUND            HLS FUND            HLS FUND            HLS FUND
                                          SUB-ACCOUNT (9)       SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              91,729           1,547,572          51,616,643           1,660,734
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        1,643,117  $       35,834,013  $      589,718,558  $       69,568,708
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        1,685,988  $       41,923,733  $      600,301,562  $       90,858,781
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  50              24,676             168,250              60,510
   Other assets.......................                   1                  10                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           1,686,039          41,948,419         600,469,812          90,919,291
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  50              24,676             168,250              60,510
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  61                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  50              24,676             168,311              60,510
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        1,685,989  $       41,923,743  $      600,301,501  $       90,858,781
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             113,601          19,064,633         226,279,828           5,175,121
   Minimum unit fair value #*.........  $        14.617491  $         1.552775  $         1.696103  $        14.343087
   Maximum unit fair value #*.........  $        14.920344  $        21.015629  $        16.593003  $        25.360972
   Contract liability.................  $        1,685,989  $       41,923,743  $      599,601,826  $       90,753,380

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......                  --                  --             334,431               5,935
   Minimum unit fair value #*.........                  --                  --  $         1.980724  $        14.640361
   Maximum unit fair value #*.........                  --                  --  $         4.012263  $        18.789702
   Contract liability.................                  --                  --  $          699,675  $          105,401

                                             HARTFORD                                                    HARTFORD
                                             DIVIDEND            HARTFORD            HARTFORD             GROWTH
                                            AND GROWTH         GLOBAL GROWTH    DISCIPLINED EQUITY     OPPORTUNITIES
                                             HLS FUND            HLS FUND            HLS FUND            HLS FUND
                                            SUB-ACCOUNT      SUB-ACCOUNT (10)       SUB-ACCOUNT      SUB-ACCOUNT (11)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................          10,518,546             464,536           8,213,000           2,651,210
                                        ==================  ==================  ==================  ==================
     Cost.............................  $      244,542,429  $        9,468,742  $      110,900,805  $       91,319,193
                                        ==================  ==================  ==================  ==================
     Market value.....................  $      278,215,552  $       11,028,082  $      172,390,872  $      103,079,025
   Due from Sponsor Company...........                  --               7,309                  --                  --
   Receivable from fund shares sold...             201,204                  --              81,345              28,340
   Other assets.......................                  --                   1                  10                  15
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................         278,416,756          11,035,392         172,472,227         103,107,380
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............             201,204                  --              81,345              28,340
   Payable for fund shares purchased..                  --               7,309                  --                  --
   Other liabilities..................                  20                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................             201,224               7,309              81,345              28,340
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $      278,215,532  $       11,028,083  $      172,390,882  $      103,079,040
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          87,940,557           4,028,356          75,461,082          31,258,604
   Minimum unit fair value #*.........  $         2.198986  $         1.636394  $         1.742829  $         2.434540
   Maximum unit fair value #*.........  $        22.897145  $        23.102657  $        25.653486  $        26.529303
   Contract liability.................  $      277,952,528  $       11,024,141  $      172,124,874  $      103,033,426

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......              85,742               1,524             131,962              16,669
   Minimum unit fair value #*.........  $         2.637912  $         2.587208  $         1.954928  $         2.670804
   Maximum unit fair value #*.........  $         5.949766  $         2.587208  $         2.240859  $         2.827568
   Contract liability.................  $          263,004  $            3,942  $          266,008  $           45,614

                                                                 HARTFORD
                                             HARTFORD          INTERNATIONAL
                                            HIGH YIELD         OPPORTUNITIES
                                             HLS FUND            HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           4,781,399            8,850,526
                                        ==================  ===================
     Cost.............................  $       41,516,042  $       122,410,911
                                        ==================  ===================
     Market value.....................  $       40,402,821  $       125,057,937
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...              33,787               44,729
   Other assets.......................                  --                   26
                                        ------------------  -------------------
   Total assets.......................          40,436,608          125,102,692
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............              33,787               44,729
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                   2                   --
                                        ------------------  -------------------
   Total liabilities..................              33,789               44,729
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       40,402,819  $       125,057,963
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          16,785,416           60,919,789
   Minimum unit fair value #*.........  $         1.952423  $          1.541112
   Maximum unit fair value #*.........  $        21.691644  $         18.061617
   Contract liability.................  $       40,388,038  $       125,011,070

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......               6,823               25,163
   Minimum unit fair value #*.........  $         2.146030  $          1.704158
   Maximum unit fair value #*.........  $         2.189862  $          3.006208
   Contract liability.................  $           14,781  $            46,893

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(9)   Formerly Templeton Global Bond Securities Fund. Change effective May 1,
      2014.

(10) Effective June 23, 2014 Hartford Global Research HLS Fund merged with Hartford Global Growth HLS Fund.

(11) Effective June 23, 2014 Hartford Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-8

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-9

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                             HARTFORD
                                           SMALL/MID CAP         HARTFORD            HARTFORD            HARTFORD
                                              EQUITY           MIDCAP VALUE       ULTRASHORT BOND      SMALL COMPANY
                                             HLS FUND            HLS FUND            HLS FUND            HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             979,759             574,373           6,069,837           1,907,397
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        8,849,257  $        7,407,630  $       60,712,445  $       40,559,886
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        9,278,313  $        8,385,852  $       60,759,063  $       44,499,578
   Due from Sponsor Company...........                  --                  --               3,624                  --
   Receivable from fund shares sold...              12,127              15,685                  --              33,148
   Other assets.......................                  --                  --                  --                   2
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           9,290,440           8,401,537          60,762,687          44,532,728
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              12,127              15,685                  --              33,148
   Payable for fund shares purchased..                  --                  --               3,624                  --
   Other liabilities..................                  --                   1                   3                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              12,127              15,686               3,627              33,148
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        9,278,313  $        8,385,851  $       60,759,060  $       44,499,580
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             604,143             437,393          47,991,005          13,558,145
   Minimum unit fair value #*.........  $        13.528991  $        18.298149  $         0.895286  $         2.144927
   Maximum unit fair value #*.........  $        29.086208  $        19.939237  $         9.680949  $        26.516816
   Contract liability.................  $        9,245,563  $        8,385,851  $       60,731,506  $       44,481,840

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......               2,163                  --              23,536               6,011
   Minimum unit fair value #*.........  $        14.818327                  --  $         1.119241  $         2.702711
   Maximum unit fair value #*.........  $        15.256377                  --  $         1.840534  $         4.163103
   Contract liability.................  $           32,750                  --  $           27,554  $           17,740

                                                                                     HARTFORD
                                             HARTFORD            HARTFORD         U.S. GOVERNMENT        HARTFORD
                                          SMALLCAP GROWTH          STOCK            SECURITIES             VALUE
                                             HLS FUND            HLS FUND            HLS FUND            HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             926,671             342,132          10,435,570           4,868,633
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       23,006,244  $       16,862,648  $      113,153,785  $       58,788,107
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       25,900,448  $       21,721,945  $      108,216,857  $       82,231,205
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...               2,832                 677              75,097              57,632
   Other assets.......................                   2                   5                  --                   4
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          25,903,282          21,722,627         108,291,954          82,288,841
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............               2,832                 677              75,097              57,632
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  10                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               2,832                 677              75,107              57,632
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       25,900,450  $       21,721,950  $      108,216,847  $       82,231,209
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           8,232,032          11,436,331          87,995,467          38,615,138
   Minimum unit fair value #*.........  $         2.333352  $         1.458865  $         1.084162  $         1.852041
   Maximum unit fair value #*.........  $        32.867340  $        24.280081  $        10.818339  $        22.662921
   Contract liability.................  $       25,863,839  $       21,709,567  $      108,008,479  $       82,210,914

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......              13,665               1,314             169,681               9,619
   Minimum unit fair value #*.........  $         2.559909  $         9.423991  $         1.189409  $         2.031856
   Maximum unit fair value #*.........  $         2.710210  $         9.423991  $         1.259181  $         2.160768
   Contract liability.................  $           36,611  $           12,383  $          208,368  $           20,295

                                                                LORD ABBETT
                                            LORD ABBETT         CALIBRATED
                                            FUNDAMENTAL          DIVIDEND
                                            EQUITY FUND         GROWTH FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           2,155,537            1,093,682
                                        ==================  ===================
     Cost.............................  $       40,385,194  $        16,786,458
                                        ==================  ===================
     Market value.....................  $       40,114,542  $        17,006,747
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...              11,061                5,746
   Other assets.......................                   1                   --
                                        ------------------  -------------------
   Total assets.......................          40,125,604           17,012,493
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............              11,061                5,746
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                    1
                                        ------------------  -------------------
   Total liabilities..................              11,061                5,747
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       40,114,543  $        17,006,746
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           2,133,074              935,119
   Minimum unit fair value #*.........  $        16.954984  $         16.232355
   Maximum unit fair value #*.........  $        21.902916  $         21.690041
   Contract liability.................  $       40,085,426  $        16,981,003

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......               1,462                1,423
   Minimum unit fair value #*.........  $        19.173142  $         17.561245
   Maximum unit fair value #*.........  $        19.942472  $         19.092495
   Contract liability.................  $           29,117  $            25,743

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-10

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-11

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                            LORD ABBETT         LORD ABBETT         LORD ABBETT
                                               BOND             GROWTH AND            CLASSIC           MFS(R) CORE
                                          DEBENTURE FUND        INCOME FUND         STOCK FUND         EQUITY SERIES
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           5,231,055           3,418,606             541,859             121,210
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       63,297,731  $       99,027,009  $        6,694,528  $        2,145,327
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       62,197,244  $      121,497,262  $        7,667,308  $        3,152,674
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...             133,266              68,538              18,021               7,426
   Other assets.......................                  --                  --                  --                   2
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          62,330,510         121,565,800           7,685,329           3,160,102
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............             133,266              68,538              18,021               7,426
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                   2                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................             133,266              68,540              18,022               7,426
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       62,197,244  $      121,497,260  $        7,667,307  $        3,152,676
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           3,715,181           8,117,988             447,586             268,520
   Minimum unit fair value #*.........  $        15.168640  $        12.195080  $        15.551525  $         1.807169
   Maximum unit fair value #*.........  $        19.217244  $        20.339587  $        19.870129  $        23.639445
   Contract liability.................  $       62,126,329  $      121,382,435  $        7,659,494  $        3,152,676

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......               4,141               7,362                 426                  --
   Minimum unit fair value #*.........  $        16.491337  $        15.306054  $        18.328389                  --
   Maximum unit fair value #*.........  $        17.929310  $        15.920309  $        18.328389                  --
   Contract liability.................  $           70,915  $          114,825  $            7,813                  --

                                                             MFS(R) INVESTORS
                                           MFS(R) GROWTH          GROWTH         MFS(R) INVESTORS      MFS(R) TOTAL
                                              SERIES           STOCK SERIES        TRUST SERIES        RETURN SERIES
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             113,546             160,795             229,448           2,872,348
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        2,882,816  $        1,903,945  $        4,671,753  $       56,390,641
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        4,513,465  $        2,579,146  $        6,977,527  $       69,812,359
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                 386                 137               7,701              32,417
   Other assets.......................                  --                  --                   1                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           4,513,851           2,579,283           6,985,229          69,844,777
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                 386                 137               7,701              32,417
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   2                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                 388                 137               7,701              32,417
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        4,513,463  $        2,579,146  $        6,977,528  $       69,812,360
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             397,073             226,381             463,393           3,810,347
   Minimum unit fair value #*.........  $         2.158301  $         9.798362  $         1.959607  $         1.794066
   Maximum unit fair value #*.........  $        24.005332  $        23.283958  $        21.129905  $        19.895444
   Contract liability.................  $        4,430,211  $        2,568,530  $        6,855,456  $       68,656,244

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......               6,272                 937               7,943              67,927
   Minimum unit fair value #*.........  $        10.632851  $        11.326659  $        15.280208  $         1.794066
   Maximum unit fair value #*.........  $        16.117686  $        11.326659  $        15.711717  $        19.895444
   Contract liability.................  $           83,252  $           10,616  $          122,072  $        1,156,116

                                                               INVESCO V.I.
                                           MFS(R) VALUE         EQUITY AND
                                              SERIES            INCOME FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................             115,263            1,368,013
                                        ==================  ===================
     Cost.............................  $        1,421,523  $        20,319,018
                                        ==================  ===================
     Market value.....................  $        2,311,030  $        25,852,620
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                 101               54,064
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................           2,311,131           25,906,684
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                 101               54,064
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................                 101               54,064
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $        2,311,030  $        25,852,620
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             143,862            1,508,196
   Minimum unit fair value #*.........  $        15.792848  $         13.634307
   Maximum unit fair value #*.........  $        16.119827  $         21.922381
   Contract liability.................  $        2,311,030  $        24,813,361

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......                  --               63,060
   Minimum unit fair value #*.........                  --  $         14.107423
   Maximum unit fair value #*.........                  --  $         21.922381
   Contract liability.................                  --  $         1,039,259

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-12

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-13

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                           UIF CORE PLUS       UIF EMERGING        UIF EMERGING
                                           FIXED INCOME        MARKETS DEBT       MARKETS EQUITY        UIF GROWTH
                                             PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           5,101,228             581,985           1,952,475           2,723,773
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       54,466,603  $        4,725,816  $       30,679,532  $       71,902,318
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       54,463,860  $        4,626,784  $       27,220,148  $       83,085,437
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...              42,233               1,270              63,585              20,214
   Other assets.......................                  --                   1                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          54,506,093           4,628,055          27,283,733          83,105,651
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              42,233               1,270              63,585              20,214
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                   2
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              42,233               1,270              63,585              20,216
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       54,463,860  $        4,626,785  $       27,220,148  $       83,085,435
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           3,710,836             182,407           1,584,545           5,786,878
   Minimum unit fair value #*.........  $         1.484566  $         2.347625  $         2.657436  $        13.413842
   Maximum unit fair value #*.........  $        17.360344  $        30.007209  $        23.396117  $        13.784028
   Contract liability.................  $       52,419,681  $        4,469,819  $       27,079,082  $       79,344,672

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......             161,084               9,965               7,572             271,894
   Minimum unit fair value #*.........  $         1.484566  $         2.347625  $        16.279050  $        13.628386
   Maximum unit fair value #*.........  $        17.360344  $        26.419833  $        23.396117  $        13.784028
   Contract liability.................  $        2,044,179  $          156,966  $          141,066  $        3,740,763

                                            UIF MID CAP        INVESCO V.I.      MORGAN STANLEY --   MORGAN STANLEY --
                                              GROWTH             AMERICAN         MID CAP GROWTH       MONEY MARKET
                                             PORTFOLIO          VALUE FUND           PORTFOLIO           PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             905,345           1,934,496             438,657          39,761,855
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       11,087,808  $       30,969,260  $        9,095,842  $       39,761,855
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       11,362,086  $       38,432,131  $       17,903,693  $       39,761,855
   Due from Sponsor Company...........                  --                  --                  --             291,175
   Receivable from fund shares sold...               7,230              11,729               1,264                  --
   Other assets.......................                   1                  --                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          11,369,317          38,443,860          17,904,958          40,053,030
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............               7,230              11,729               1,264                  --
   Payable for fund shares purchased..                  --                  --                  --             291,175
   Other liabilities..................                  --                   3                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               7,230              11,732               1,264             291,176
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       11,362,087  $       38,432,128  $       17,903,694  $       39,761,854
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             521,118           1,494,126             671,568           4,138,695
   Minimum unit fair value #*.........  $        19.614666  $         2.448510  $         2.704285  $         1.003168
   Maximum unit fair value #*.........  $        27.601093  $        32.966128  $        57.296681  $        12.852556
   Contract liability.................  $       11,349,133  $       37,968,643  $       17,659,643  $       38,779,597

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......                 575              39,748              11,069             375,995
   Minimum unit fair value #*.........  $        21.220240  $         2.495805  $         2.756448  $         1.003168
   Maximum unit fair value #*.........  $        23.070246  $        32.221141  $        57.296681  $        12.852556
   Contract liability.................  $           12,954  $          463,485  $          244,051  $          982,257

                                           INVESCO V.I.          UIF SMALL
                                         EQUALLY-WEIGHTED     COMPANY GROWTH
                                           S&P 500 FUND          PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           3,082,384              373,147
                                        ==================  ===================
     Cost.............................  $       54,057,310  $         6,471,807
                                        ==================  ===================
     Market value.....................  $       60,966,703  $         6,130,806
   Due from Sponsor Company...........                  --                2,785
   Receivable from fund shares sold...              23,180                   --
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................          60,989,883            6,133,591
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............              23,180                   --
   Payable for fund shares purchased..                  --                2,785
   Other liabilities..................                   1                    1
                                        ------------------  -------------------
   Total liabilities..................              23,181                2,786
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       60,966,702  $         6,130,805
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           2,296,863              294,234
   Minimum unit fair value #*.........  $         2.612359  $         19.089629
   Maximum unit fair value #*.........  $        63.289238  $         25.656081
   Contract liability.................  $       59,640,497  $         6,130,805

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......              73,788                   --
   Minimum unit fair value #*.........  $         2.612359                   --
   Maximum unit fair value #*.........  $        63.289238                   --
   Contract liability.................  $        1,326,205                   --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-14

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-15

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                OPPENHEIMER         OPPENHEIMER
                                            UIF GLOBAL           DISCOVERY            CAPITAL           OPPENHEIMER
                                             FRANCHISE        MID CAP GROWTH       APPRECIATION           GLOBAL
                                             PORTFOLIO            FUND/VA             FUND/VA             FUND/VA
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             651,591              64,888             645,863           3,601,237
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        9,575,225  $        3,633,481  $       27,446,944  $      124,960,158
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       10,451,513  $        4,945,095  $       41,529,021  $      140,844,362
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...              41,054                 526              41,561              62,165
   Other assets.......................                  --                  --                   3                   2
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          10,492,567           4,945,621          41,570,585         140,906,529
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              41,054                 526              41,561              62,165
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                   1                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              41,054                 527              41,561              62,165
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       10,451,513  $        4,945,094  $       41,529,024  $      140,844,364
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             393,934             320,178           2,560,719           8,112,752
   Minimum unit fair value #*.........  $        20.465619  $        13.791351  $        14.775064  $        11.975305
   Maximum unit fair value #*.........  $        28.921675  $        25.355309  $        24.706716  $        22.518404
   Contract liability.................  $       10,437,297  $        4,945,094  $       41,489,576  $      140,679,747

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......                 492                  --               2,394               9,210
   Minimum unit fair value #*.........  $        28.921675                  --  $        15.984738  $        17.021580
   Maximum unit fair value #*.........  $        28.921675                  --  $        16.708213  $        18.506001
   Contract liability.................  $           14,216                  --  $           39,448  $          164,617

                                                                OPPENHEIMER
                                            OPPENHEIMER         MAIN STREET          PUTNAM VT           PUTNAM VT
                                            MAIN STREET          SMALL CAP          DIVERSIFIED        GLOBAL ASSET
                                              FUND/VA             FUND/VA           INCOME FUND       ALLOCATION FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             278,526           2,668,745           5,294,672             552,925
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        6,269,601  $       52,771,813  $       40,063,661  $        8,885,886
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        9,283,287  $       70,081,239  $       37,115,652  $       10,699,107
   Due from Sponsor Company...........                 105                  --                  --                  --
   Receivable from fund shares sold...                  --              93,509              85,491                 546
   Other assets.......................                   1                   1                   2                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           9,283,393          70,174,749          37,201,145          10,699,653
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  --              93,509              85,491                 546
   Payable for fund shares purchased..                 105                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                 105              93,509              85,491                 546
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        9,283,288  $       70,081,240  $       37,115,654  $       10,699,107
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             575,569           3,401,710           1,874,842             334,476
   Minimum unit fair value #*.........  $        13.597853  $        18.566906  $        13.169550  $        14.603824
   Maximum unit fair value #*.........  $        22.596531  $        30.005167  $        25.326735  $        56.117736
   Contract liability.................  $        9,283,288  $       70,001,602  $       37,111,696  $       10,626,181

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......                  --               3,843                 173               1,300
   Minimum unit fair value #*.........                  --  $        20.086796  $        22.908038  $        56.117736
   Maximum unit fair value #*.........                  --  $        20.995838  $        22.908038  $        56.117736
   Contract liability.................                  --  $           79,638  $            3,958  $           72,926


                                             PUTNAM VT           PUTNAM VT
                                            GROWTH AND         INTERNATIONAL
                                            INCOME FUND         VALUE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................             256,049            1,425,781
                                        ==================  ===================
     Cost.............................  $        6,246,582  $        14,262,815
                                        ==================  ===================
     Market value.....................  $        6,688,003  $        14,086,717
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                 362                1,046
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................           6,688,365           14,087,763
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                 362                1,046
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................                 362                1,046
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $        6,688,003  $        14,086,717
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             192,101            1,875,490
   Minimum unit fair value #*.........  $        14.555405  $          6.963347
   Maximum unit fair value #*.........  $        82.097469  $         14.376578
   Contract liability.................  $        6,688,003  $        14,086,717

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......                  --                   --
   Minimum unit fair value #*.........                  --                   --
   Maximum unit fair value #*.........                  --                   --
   Contract liability.................                  --                   --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-16

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-17

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                             PUTNAM VT           PUTNAM VT           PUTNAM VT           PUTNAM VT
                                           INTERNATIONAL         INVESTORS           MULTI-CAP           SMALL CAP
                                            EQUITY FUND            FUND             GROWTH FUND         VALUE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           3,314,262           1,607,874             529,140           2,086,342
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       52,051,922  $       18,878,856  $       13,799,214  $       41,046,253
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       43,748,263  $       27,816,221  $       18,239,453  $       34,487,227
   Due from Sponsor Company...........               8,454                  --                  --                  --
   Receivable from fund shares sold...                  --              18,463               1,334              28,035
   Other assets.......................                  --                   1                  --                   2
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          43,756,717          27,834,685          18,240,787          34,515,264
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  --              18,463               1,334              28,035
   Payable for fund shares purchased..               8,454                  --                  --                  --
   Other liabilities..................                  --                  --                   2                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               8,454              18,463               1,336              28,035
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       43,748,263  $       27,816,222  $       18,239,451  $       34,487,229
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           2,827,361           2,081,817             906,855           1,108,166
   Minimum unit fair value #*.........  $         8.039725  $         9.540423  $        19.036226  $        24.451792
   Maximum unit fair value #*.........  $        23.513525  $        23.928862  $        20.674202  $        36.128275
   Contract liability.................  $       43,698,027  $       27,780,057  $       18,239,451  $       34,452,637

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......               2,264               2,358                  --               1,014
   Minimum unit fair value #*.........  $        21.266877  $        14.708673                  --  $        32.676716
   Maximum unit fair value #*.........  $        22.489496  $        15.554093                  --  $        34.555084
   Contract liability.................  $           50,236  $           36,165                  --  $           34,592

                                             PUTNAM VT                               PUTNAM VT         INVESCO V.I.
                                           GEORGE PUTNAM         PUTNAM VT            EQUITY            GROWTH AND
                                           BALANCED FUND       VOYAGER FUND         INCOME FUND         INCOME FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             701,060              87,760             843,663           3,031,344
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        7,246,787  $        3,460,179  $       12,056,251  $       60,099,514
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        7,066,688  $        4,830,317  $       19,049,908  $       76,079,422
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                 827              28,001              28,850              20,779
   Other assets.......................                  --                  --                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           7,067,515           4,858,318          19,078,759          76,100,201
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                 827              28,001              28,850              20,779
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   1                  --                  --                   2
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                 828              28,001              28,850              20,781
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        7,066,687  $        4,830,317  $       19,049,909  $       76,079,420
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             468,561             175,121             763,988           3,466,566
   Minimum unit fair value #*.........  $        12.979394  $         8.782670  $        23.156507  $         2.107504
   Maximum unit fair value #*.........  $        19.903902  $       102.081444  $        25.999530  $        25.297861
   Contract liability.................  $        7,065,821  $        4,830,317  $       19,049,909  $       75,290,508

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......                  55                  --                  --              33,219
   Minimum unit fair value #*.........  $        15.661253                  --                  --  $        23.104925
   Maximum unit fair value #*.........  $        15.661253                  --                  --  $        25.297861
   Contract liability.................  $              866                  --                  --  $          788,912

                                                               INVESCO V.I.
                                           INVESCO V.I.          AMERICAN
                                           COMSTOCK FUND      FRANCHISE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           4,183,415               24,727
                                        ==================  ===================
     Cost.............................  $       55,852,473  $           733,505
                                        ==================  ===================
     Market value.....................  $       79,819,553  $         1,326,115
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...              17,431               14,128
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................          79,836,984            1,340,243
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............              17,431               14,128
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................              17,431               14,128
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       79,819,553  $         1,326,115
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           3,388,671               60,153
   Minimum unit fair value #*.........  $        21.284906  $         19.676526
   Maximum unit fair value #*.........  $        25.626715  $         27.413078
   Contract liability.................  $       79,595,437  $         1,296,887

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......               9,290                1,323
   Minimum unit fair value #*.........  $        23.344078  $         22.089613
   Maximum unit fair value #*.........  $        25.626715  $         22.089613
   Contract liability.................  $          224,116  $            29,228

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-18

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-19

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                WELLS FARGO         WELLS FARGO         WELLS FARGO
                                           INVESCO V.I.        ADVANTAGE VT        ADVANTAGE VT        ADVANTAGE VT
                                              MID CAP           INDEX ASSET        TOTAL RETURN          INTRINSIC
                                            GROWTH FUND       ALLOCATION FUND        BOND FUND          VALUE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             160,962              23,484             153,539              68,832
                                        ==================  ==================  ==================  ==================
     Cost.............................  $          705,786  $          323,986  $        1,573,135  $          832,512
                                        ==================  ==================  ==================  ==================
     Market value.....................  $          923,921  $          432,819  $        1,613,692  $        1,422,071
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  52                  22               3,551                 266
   Other assets.......................                  --                  --                   6                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................             923,973             432,841           1,617,249           1,422,337
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  52                  22               3,551                 266
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                   3
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  52                  22               3,551                 269
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $          923,921  $          432,819  $        1,613,698  $        1,422,068
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              48,408             227,946             988,202             776,413
   Minimum unit fair value #*.........  $        17.792824  $         1.786808  $         1.461899  $         1.636644
   Maximum unit fair value #*.........  $        26.132207  $         2.061600  $        12.774369  $         1.888430
   Contract liability.................  $          923,921  $          432,819  $        1,613,698  $        1,422,068

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......                  --                  --                  --                  --
   Minimum unit fair value #*.........                  --                  --                  --                  --
   Maximum unit fair value #*.........                  --                  --                  --                  --
   Contract liability.................                  --                  --                  --                  --

                                            WELLS FARGO         WELLS FARGO                             WELLS FARGO
                                           ADVANTAGE VT        ADVANTAGE VT         WELLS FARGO        ADVANTAGE VT
                                           INTERNATIONAL         SMALL CAP         ADVANTAGE VT          SMALL CAP
                                            EQUITY FUND         GROWTH FUND       DISCOVERY FUND        VALUE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              15,743             170,884              13,905               7,387
                                        ==================  ==================  ==================  ==================
     Cost.............................  $           78,613  $        1,569,378  $          297,936  $           87,035
                                        ==================  ==================  ==================  ==================
     Market value.....................  $           77,926  $        1,702,008  $          427,013  $           82,365
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                   4                  70                  17                   4
   Other assets.......................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................              77,930           1,702,078             427,030              82,369
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                   4                  70                  17                   4
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                   4                  70                  17                   4
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $           77,926  $        1,702,008  $          427,013  $           82,365
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......               6,138             693,113              17,060               5,334
   Minimum unit fair value #*.........  $        12.344253  $         2.198144  $        23.489558  $        15.125555
   Maximum unit fair value #*.........  $        13.032632  $        27.491675  $        25.728106  $        16.567183
   Contract liability.................  $           77,926  $        1,700,834  $          427,013  $           82,365

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......                  --                 491                  --                  --
   Minimum unit fair value #*.........                  --  $         2.393988                  --                  --
   Maximum unit fair value #*.........                  --  $         2.393988                  --                  --
   Contract liability.................                  --  $            1,174                  --                  --

                                                                UIF GLOBAL
                                            WELLS FARGO       INFRASTRUCTURE
                                           ADVANTAGE VT          PORTFOLIO
                                         OPPORTUNITY FUND       SUB-ACCOUNT
                                            SUB-ACCOUNT          (12)(13)
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................              11,864            2,138,890
                                        ==================  ===================
     Cost.............................  $          275,706  $        18,344,453
                                        ==================  ===================
     Market value.....................  $          342,405  $        19,886,943
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                  14                1,443
   Other assets.......................                  --                    1
                                        ------------------  -------------------
   Total assets.......................             342,419           19,888,387
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                  14                1,443
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................                  14                1,443
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $          342,405  $        19,886,944
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              17,471            1,589,794
   Minimum unit fair value #*.........  $        18.464248  $         11.336474
   Maximum unit fair value #*.........  $        20.224141  $         11.510302
   Contract liability.................  $          342,405  $        18,240,040

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......                  --              143,418
   Minimum unit fair value #*.........                  --  $         11.455605
   Maximum unit fair value #*.........                  --  $         11.510302
   Contract liability.................                  --  $         1,646,904

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(12) Effective April 28, 2014 Morgan Stanley -- Global Infrastructure Portfolio merged with UIF Global Infrastructure Portfolio.

(13)  Funded as of April 25, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-20

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-21

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                         HIMCO VIT
                                                                                     HIMCO VIT        AMERICAN FUNDS
                                                                 HIMCO VIT        AMERICAN FUNDS       GLOBAL SMALL
                                             HIMCO VIT        AMERICAN FUNDS          GLOBAL          CAPITALIZATION
                                            INDEX FUND           BOND FUND          GROWTH FUND            FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                             (14)(15)            (16)(15)            (17)(15)            (18)(15)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             452,639             607,328              50,506             138,685
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       17,051,688  $        5,824,259  $          346,978  $          996,013
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       18,608,000  $        5,830,350  $          371,218  $        1,059,551
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...              15,453                 211                  11                  31
   Other assets.......................                  --                   1                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          18,623,453           5,830,562             371,229           1,059,582
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              15,453                 211                  11                  31
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   3                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              15,456                 211                  11                  31
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       18,607,997  $        5,830,351  $          371,218  $        1,059,551
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           7,730,058             513,271              27,006              92,027
   Minimum unit fair value #*.........  $         1.578041  $        11.174195  $        13.516257  $        11.333888
   Maximum unit fair value #*.........  $        23.715099  $        11.399986  $        13.789445  $        11.562991
   Contract liability.................  $       18,586,481  $        5,830,351  $          371,218  $        1,059,551

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......               2,752                  --                  --                  --
   Minimum unit fair value #*.........  $         7.818371                  --                  --                  --
   Maximum unit fair value #*.........  $         7.818371                  --                  --                  --
   Contract liability.................  $           21,516                  --                  --                  --


                                                                 HIMCO VIT
                                             HIMCO VIT        AMERICAN FUNDS         HIMCO VIT
                                          AMERICAN FUNDS       GROWTH-INCOME      AMERICAN FUNDS
                                            GROWTH FUND            FUND         INTERNATIONAL FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                             (19)(15)            (20)(15)            (21)(15)
                                        ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             490,482             272,464             463,266
                                        ==================  ==================  ==================
     Cost.............................  $        4,306,315  $        2,559,440  $        3,530,624
                                        ==================  ==================  ==================
     Market value.....................  $        4,674,290  $        2,749,165  $        3,636,638
   Due from Sponsor Company...........                  --                  --                  --
   Receivable from fund shares sold...                 170                  82                 128
   Other assets.......................                  --                  --                  --
                                        ------------------  ------------------  ------------------
   Total assets.......................           4,674,460           2,749,247           3,636,766
                                        ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                 170                  82                 128
   Payable for fund shares purchased..                  --                  --                  --
   Other liabilities..................                   1                  --                  --
                                        ------------------  ------------------  ------------------
   Total liabilities..................                 171                  82                 128
                                        ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        4,674,289  $        2,749,165  $        3,636,638
                                        ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             328,906             185,482             353,858
   Minimum unit fair value #*.........  $        13.981168  $        14.598116  $        10.119357
   Maximum unit fair value #*.........  $        14.263752  $        14.893192  $        10.323945
   Contract liability.................  $        4,674,289  $        2,749,165  $        3,636,638

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......                  --                  --                  --
   Minimum unit fair value #*.........                  --                  --                  --
   Maximum unit fair value #*.........                  --                  --                  --
   Contract liability.................                  --                  --                  --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(14) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

(15)  Funded as of October 17, 2014.

(16) Effective October 20, 2014 American Funds Bond HLS Fund merged with HIMCO VIT American Funds Bond Fund.

(17) Effective October 20, 2014 American Funds Global Growth HLS Fund merged with HIMCO VIT American Funds Global Growth Fund.

(18) Effective October 20, 2014 American Funds Global Small Capitalization HLS Fund merged with HIMCO VIT American Funds Global Small Capitalization Fund.

(19) Effective October 20, 2014 American Funds Growth HLS Fund merged with HIMCO VIT American Funds Growth Fund.

(20) Effective October 20, 2014 American Funds Growth-Income HLS Fund merged with HIMCO VIT American Funds Growth-Income Fund.

(21) Effective October 20, 2014 American Funds International HLS Fund merged with HIMCO VIT American Funds International Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-22

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-23

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                          ALLIANCEBERNSTEIN
                                                                            VPS BALANCED       ALLIANCEBERNSTEIN
                                                                           WEALTH STRATEGY     VPS INTERNATIONAL
                                                                              PORTFOLIO         VALUE PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          972,125   $        2,876,868
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................             (78,141)            (170,944)
   Mortality and expense risk charges..................................            (550,533)          (1,288,263)
                                                                         -------------------  -------------------
     Total expenses....................................................            (628,674)          (1,459,207)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................             343,451            1,417,661
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             851,811           (6,434,703)
   Net realized gain distributions.....................................           6,216,938                   --
   Change in unrealized appreciation (depreciation) during the period..          (5,209,136)          (1,798,584)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................           1,859,613           (8,233,287)
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $        2,203,064   $       (6,815,626)
                                                                         ===================  ===================

                                                                          ALLIANCEBERNSTEIN
                                                                             VPS SMALL/        ALLIANCEBERNSTEIN
                                                                            MID CAP VALUE             VPS
                                                                              PORTFOLIO         VALUE PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          105,409   $          780,613
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................             (44,212)             (96,042)
   Mortality and expense risk charges..................................            (326,473)            (723,336)
                                                                         -------------------  -------------------
     Total expenses....................................................            (370,685)            (819,378)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................            (265,276)             (38,765)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           1,407,408            1,562,073
   Net realized gain distributions.....................................           2,600,214                   --
   Change in unrealized appreciation (depreciation) during the period..          (2,197,868)           2,688,535
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................           1,809,754            4,250,608
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $        1,544,478   $        4,211,843
                                                                         ===================  ===================

                                                                          ALLIANCEBERNSTEIN
                                                                                 VPS             INVESCO V.I.
                                                                            INTERNATIONAL         GOVERNMENT
                                                                          GROWTH PORTFOLIO      SECURITIES FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $               --   $          322,589
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................            (113,525)            (240,378)
                                                                         -------------------  -------------------
     Total expenses....................................................            (113,525)            (240,378)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................            (113,525)              82,211
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             (71,494)             (29,502)
   Net realized gain distributions.....................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period..              22,567              142,017
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................             (48,927)             112,515
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $         (162,452)  $          194,726
                                                                         ===================  ===================


                                                                            INVESCO V.I.         INVESCO V.I.
                                                                             HIGH YIELD          INTERNATIONAL
                                                                                FUND              GROWTH FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          521,331   $           15,158
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................            (218,008)             (11,301)
                                                                         -------------------  -------------------
     Total expenses....................................................            (218,008)             (11,301)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................             303,323                3,857
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             310,512               43,562
   Net realized gain distributions.....................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period..            (568,746)             (58,532)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................            (258,234)             (14,970)
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $           45,089   $          (11,113)
                                                                         ===================  ===================


                                                                            INVESCO V.I.         INVESCO V.I.
                                                                             DIVERSIFIED             MONEY
                                                                            DIVIDEND FUND         MARKET FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          962,736   $            4,490
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................            (915,991)            (523,494)
                                                                         -------------------  -------------------
     Total expenses....................................................            (915,991)            (523,494)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................              46,745             (519,004)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           5,272,902                   --
   Net realized gain distributions.....................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period..             912,242                   --
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................           6,185,144                   --
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $        6,231,889   $         (519,004)
                                                                         ===================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-24

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-25

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                          AMERICAN FUNDS                          AMERICAN FUNDS
                                                                              GLOBAL          AMERICAN FUNDS       GROWTH-INCOME
                                                                            GROWTH FUND         GROWTH FUND            FUND
                                                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         324,379   $       1,190,615   $       1,839,197
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (38,590)           (199,840)           (192,566)
   Mortality and expense risk charges..................................           (553,935)         (3,023,775)         (2,807,085)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (592,525)         (3,223,615)         (2,999,651)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................           (268,146)         (2,033,000)         (1,160,454)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          4,045,393          18,452,321          17,458,018
   Net realized gain distributions.....................................          2,968,463           8,102,279           7,523,685
   Change in unrealized appreciation (depreciation) during the period..         (6,771,677)        (14,675,620)        (11,268,899)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            242,179          11,878,980          13,712,804
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         (25,967)  $       9,845,980   $      12,552,350
                                                                         ==================  ==================  ==================

                                                                                                AMERICAN FUNDS
                                                                           AMERICAN FUNDS        GLOBAL SMALL
                                                                            INTERNATIONAL       CAPITALIZATION
                                                                                FUND                 FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $         645,043    $          17,856
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................             (61,542)             (20,036)
   Mortality and expense risk charges..................................            (949,149)            (303,052)
                                                                         -------------------  -------------------
     Total expenses....................................................          (1,010,691)            (323,088)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................            (365,648)            (305,232)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           4,446,581            2,263,173
   Net realized gain distributions.....................................                  --               74,847
   Change in unrealized appreciation (depreciation) during the period..          (6,291,045)          (1,978,585)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................          (1,844,464)             359,435
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $      (2,210,112)   $          54,203
                                                                         ===================  ===================

                                                                             WELLS FARGO
                                                                            ADVANTAGE VT        FIDELITY(R) VIP
                                                                                OMEGA            EQUITY-INCOME
                                                                             GROWTH FUND           PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --    $       1,531,726
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --             (124,563)
   Mortality and expense risk charges..................................             (36,844)            (927,796)
                                                                         -------------------  -------------------
     Total expenses....................................................             (36,844)          (1,052,359)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................             (36,844)             479,367
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             244,160             (116,225)
   Net realized gain distributions.....................................             446,347              864,096
   Change in unrealized appreciation (depreciation) during the period..            (613,580)           2,997,968
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................              76,927            3,745,839
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $          40,083    $       4,225,206
                                                                         ===================  ===================


                                                                                                FIDELITY(R) VIP
                                                                           FIDELITY(R) VIP        CONTRAFUND
                                                                          GROWTH PORTFOLIO         PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --    $       1,877,541
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................             (49,161)            (542,065)
   Mortality and expense risk charges..................................            (381,626)          (3,763,077)
                                                                         -------------------  -------------------
     Total expenses....................................................            (430,787)          (4,305,142)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................            (430,787)          (2,427,601)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           3,964,852           10,402,323
   Net realized gain distributions.....................................                  --            5,227,799
   Change in unrealized appreciation (depreciation) during the period..          (1,259,782)          13,194,085
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................           2,705,070           28,824,207
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $       2,274,283    $      26,396,606
                                                                         ===================  ===================


                                                                          FIDELITY(R) VIP
                                                                              MID CAP
                                                                             PORTFOLIO
                                                                            SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          13,901
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................           (146,893)
   Mortality and expense risk charges..................................         (1,123,448)
                                                                         ------------------
     Total expenses....................................................         (1,270,341)
                                                                         ------------------
     Net investment income (loss)......................................         (1,256,440)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          2,059,233
   Net realized gain distributions.....................................          1,971,181
   Change in unrealized appreciation (depreciation) during the period..            567,114
                                                                         ------------------
     Net gain (loss) on investments....................................          4,597,528
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $       3,341,088
                                                                         ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-26

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-27

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                               FIDELITY(R) VIP
                                                                           FIDELITY(R) VIP     DYNAMIC CAPITAL        FRANKLIN
                                                                          VALUE STRATEGIES      APPRECIATION           INCOME
                                                                              PORTFOLIO           PORTFOLIO           VIP FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT (1)
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          63,758   $          15,515   $          219,668
                                                                         ------------------  ------------------  -------------------

EXPENSES:
   Administrative charges..............................................            (17,005)                 --                   --
   Mortality and expense risk charges..................................           (142,697)           (106,905)             (49,507)
                                                                         ------------------  ------------------  -------------------
     Total expenses....................................................           (159,702)           (106,905)             (49,507)
                                                                         ------------------  ------------------  -------------------
     Net investment income (loss)......................................            (95,944)            (91,390)             170,161
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            828,381             451,386               87,344
   Net realized gain distributions.....................................                 --             276,553                   --
   Change in unrealized appreciation (depreciation) during the period..           (314,362)            (79,565)             (95,939)
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................            514,019             648,374               (8,595)
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $         418,075   $         556,984   $          161,566
                                                                         ==================  ==================  ===================

                                                                              FRANKLIN             FRANKLIN
                                                                            SMALL-MID CAP          SMALL CAP
                                                                               GROWTH                VALUE
                                                                              VIP FUND             VIP FUND
                                                                           SUB-ACCOUNT (2)      SUB-ACCOUNT (3)
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $               --   $            4,180
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................             (25,684)                  --
   Mortality and expense risk charges..................................            (392,017)              (9,205)
                                                                         -------------------  -------------------
     Total expenses....................................................            (417,701)              (9,205)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................            (417,701)              (5,025)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           1,522,175               35,225
   Net realized gain distributions.....................................           4,156,182               63,559
   Change in unrealized appreciation (depreciation) during the period..          (4,195,141)             (96,428)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................           1,483,216                2,356
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $        1,065,515   $           (2,669)
                                                                         ===================  ===================

                                                                              FRANKLIN
                                                                              STRATEGIC            FRANKLIN
                                                                               INCOME            MUTUAL SHARES
                                                                              VIP FUND             VIP FUND
                                                                           SUB-ACCOUNT (4)      SUB-ACCOUNT (5)
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $       3,514,263    $       1,066,581
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................             (68,706)             (61,997)
   Mortality and expense risk charges..................................          (1,071,001)            (970,267)
                                                                         -------------------  -------------------
     Total expenses....................................................          (1,139,707)          (1,032,264)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................           2,374,556               34,317
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             709,128            5,249,117
   Net realized gain distributions.....................................           1,121,602              278,530
   Change in unrealized appreciation (depreciation) during the period..          (3,918,638)          (2,829,108)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................          (2,087,908)           2,698,539
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $          286,648    $       2,732,856
                                                                         ===================  ===================

                                                                              TEMPLETON
                                                                             DEVELOPING            TEMPLETON
                                                                               MARKETS              GROWTH
                                                                              VIP FUND             VIP FUND
                                                                           SUB-ACCOUNT (6)      SUB-ACCOUNT (7)
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $         171,046    $         207,545
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................             (11,110)             (18,431)
   Mortality and expense risk charges..................................            (181,805)            (278,213)
                                                                         -------------------  -------------------
     Total expenses....................................................            (192,915)            (296,644)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................             (21,869)             (89,099)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             346,227            1,234,223
   Net realized gain distributions.....................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period..          (1,228,652)          (1,790,556)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................            (882,425)            (556,333)
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $        (904,294)   $        (645,432)
                                                                         ===================  ===================

                                                                             FRANKLIN
                                                                              MUTUAL
                                                                         GLOBAL DISCOVERY
                                                                             VIP FUND
                                                                          SUB-ACCOUNT (8)
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          10,650
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................                 --
   Mortality and expense risk charges..................................             (4,867)
                                                                         ------------------
     Total expenses....................................................             (4,867)
                                                                         ------------------
     Net investment income (loss)......................................              5,783
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             26,684
   Net realized gain distributions.....................................             35,128
   Change in unrealized appreciation (depreciation) during the period..            (44,751)
                                                                         ------------------
     Net gain (loss) on investments....................................             17,061
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $          22,844
                                                                         ==================

(1)   Formerly Franklin Income Securities Fund. Change effective May 1, 2014.

(2) Formerly Franklin Small-Mid Cap Growth Securities Fund. Change effective May 1, 2014.

(3) Formerly Franklin Small Cap Value Securities Fund. Change effective May 1, 2014.

(4) Formerly Franklin Strategic Income Securities Fund. Change effective May 1, 2014.

(5)   Formerly Mutual Shares Securities Fund. Change effective May 1, 2014.

(6) Formerly Templeton Developing Markets Securities Fund. Change effective May 1, 2014.

(7)   Formerly Templeton Growth Securities Fund. Change effective May 1,
      2014.

(8) Formerly Mutual Global Discovery Securities Fund. Change effective May 1, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-28

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-29

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                                     HARTFORD
                                                                             TEMPLETON            HARTFORD             TOTAL
                                                                            GLOBAL BOND           BALANCED          RETURN BOND
                                                                             VIP FUND             HLS FUND           HLS FUND
                                                                          SUB-ACCOUNT (9)        SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          83,317    $        736,468   $      20,755,117
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --             (77,851)         (1,275,326)
   Mortality and expense risk charges..................................            (18,711)           (590,494)         (8,340,552)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (18,711)           (668,345)         (9,615,878)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             64,606              68,123          11,139,239
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              7,785           1,421,823           3,667,570
   Net realized gain distributions.....................................                 --                  --                  --
   Change in unrealized appreciation (depreciation) during the period..            (60,843)          1,698,144          14,574,876
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            (53,058)          3,119,967          18,242,446
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $          11,548    $      3,188,090   $      29,381,685
                                                                         ==================  ==================  ==================

                                                                              HARTFORD            HARTFORD
                                                                               CAPITAL            DIVIDEND           HARTFORD
                                                                            APPRECIATION         AND GROWTH       GLOBAL RESEARCH
                                                                              HLS FUND            HLS FUND           HLS FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT     SUB-ACCOUNT (10)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         824,132    $      5,128,070   $          41,095
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --            (555,221)                 --
   Mortality and expense risk charges..................................         (1,497,314)         (3,985,256)            (18,484)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................         (1,497,314)         (4,540,477)            (18,484)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................           (673,182)            587,593              22,611
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         10,753,500          15,784,177             574,423
   Net realized gain distributions.....................................         13,468,339          35,012,977              95,397
   Change in unrealized appreciation (depreciation) during the period..        (18,087,438)        (19,663,656)           (532,556)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................          6,134,401          31,133,498             137,264
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       5,461,219    $     31,721,091   $         159,875
                                                                         ==================  ==================  ==================


                                                                              HARTFORD            HARTFORD            HARTFORD
                                                                            GLOBAL GROWTH    DISCIPLINED EQUITY        GROWTH
                                                                              HLS FUND            HLS FUND            HLS FUND
                                                                          SUB-ACCOUNT (10)       SUB-ACCOUNT      SUB-ACCOUNT (11)
                                                                         ------------------  -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          52,974    $       1,170,134   $          14,079
                                                                         ------------------  -------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (18,794)            (357,942)            (14,926)
   Mortality and expense risk charges..................................           (154,927)          (2,674,519)           (107,188)
                                                                         ------------------  -------------------  ------------------
     Total expenses....................................................           (173,721)          (3,032,461)           (122,114)
                                                                         ------------------  -------------------  ------------------
     Net investment income (loss)......................................           (120,747)          (1,862,327)           (108,035)
                                                                         ------------------  -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            436,201           22,540,853             794,285
   Net realized gain distributions.....................................                 --            1,648,217           4,882,495
   Change in unrealized appreciation (depreciation) during the period..            177,588            1,931,245          (5,068,479)
                                                                         ------------------  -------------------  ------------------
     Net gain (loss) on investments....................................            613,789           26,120,315             608,301
                                                                         ------------------  -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         493,042    $      24,257,988   $         500,266
                                                                         ==================  ===================  ==================

                                                                              HARTFORD
                                                                               GROWTH
                                                                            OPPORTUNITIES
                                                                              HLS FUND
                                                                          SUB-ACCOUNT (11)
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $        183,953
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................           (183,854)
   Mortality and expense risk charges..................................         (1,409,479)
                                                                         ------------------
     Total expenses....................................................         (1,593,333)
                                                                         ------------------
     Net investment income (loss)......................................         (1,409,380)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          5,781,663
   Net realized gain distributions.....................................         17,327,111
   Change in unrealized appreciation (depreciation) during the period..         (9,810,515)
                                                                         ------------------
     Net gain (loss) on investments....................................         13,298,259
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...   $     11,888,879
                                                                         ==================

(9)   Formerly Templeton Global Bond Securities Fund. Change effective May 1,
      2014.

(10) Effective June 23, 2014 Hartford Global Research HLS Fund merged with Hartford Global Growth HLS Fund.

(11) Effective June 23, 2014 Hartford Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-30

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-31

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                                     HARTFORD
                                                                              HARTFORD           HARTFORD          INTERNATIONAL
                                                                             HIGH YIELD            INDEX           OPPORTUNITIES
                                                                              HLS FUND           HLS FUND            HLS FUND
                                                                             SUB-ACCOUNT     SUB-ACCOUNT (14)       SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       3,433,155   $         265,392   $       3,027,476
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (90,663)            (27,720)           (269,942)
   Mortality and expense risk charges..................................           (682,507)           (229,066)         (1,921,178)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (773,170)           (256,786)         (2,191,120)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................          2,659,985               8,606             836,356
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            512,129           3,332,062           3,065,544
   Net realized gain distributions.....................................                 --             827,206                  --
   Change in unrealized appreciation (depreciation) during the period..         (2,536,354)         (3,717,940)        (11,200,144)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................         (2,024,225)            441,328          (8,134,600)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         635,760   $         449,934   $      (7,298,244)
                                                                         ==================  ==================  ==================

                                                                              HARTFORD
                                                                            SMALL/MID CAP        HARTFORD             HARTFORD
                                                                               EQUITY          MIDCAP VALUE        ULTRASHORT BOND
                                                                              HLS FUND           HLS FUND             HLS FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         166,383   $          64,223   $              --
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --            (145,479)
   Mortality and expense risk charges..................................           (188,952)           (161,861)         (1,017,694)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (188,952)           (161,861)         (1,163,173)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (22,569)            (97,638)         (1,163,173)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            765,725           1,007,172              70,722
   Net realized gain distributions.....................................          2,020,417           1,217,627                  --
   Change in unrealized appreciation (depreciation) during the period..         (2,429,602)         (1,527,902)             46,564
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            356,540             696,897             117,286
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         333,971   $         599,259   $      (1,045,887)
                                                                         ==================  ==================  ==================


                                                                              HARTFORD           HARTFORD             HARTFORD
                                                                            SMALL COMPANY     SMALLCAP GROWTH           STOCK
                                                                              HLS FUND           HLS FUND             HLS FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $             --   $          19,248    $        392,793
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --             (55,050)            (45,699)
   Mortality and expense risk charges..................................           (726,133)           (455,783)           (324,570)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (726,133)           (510,833)           (370,269)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................           (726,133)           (491,585)             22,524
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          2,578,853           2,501,401           1,626,935
   Net realized gain distributions.....................................          8,000,492           5,414,843                  --
   Change in unrealized appreciation (depreciation) during the period..         (7,489,748)         (6,716,694)            381,713
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................          3,089,597           1,199,550           2,008,648
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $      2,363,464   $         707,965    $      2,031,172
                                                                         ==================  ==================  ==================

                                                                             HARTFORD
                                                                          U.S. GOVERNMENT
                                                                            SECURITIES
                                                                             HLS FUND
                                                                            SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       2,721,926
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................           (237,471)
   Mortality and expense risk charges..................................         (1,739,027)
                                                                         ------------------
     Total expenses....................................................         (1,976,498)
                                                                         ------------------
     Net investment income (loss)......................................            745,428
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         (1,808,994)
   Net realized gain distributions.....................................                 --
   Change in unrealized appreciation (depreciation) during the period..          2,553,722
                                                                         ------------------
     Net gain (loss) on investments....................................            744,728
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $       1,490,156
                                                                         ==================

(14) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-32

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-33

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                             HARTFORD          AMERICAN FUNDS       AMERICAN FUNDS
                                                                               VALUE                BOND             GLOBAL GROWTH
                                                                             HLS FUND             HLS FUND             HLS FUND
                                                                            SUB-ACCOUNT       SUB-ACCOUNT (16)     SUB-ACCOUNT (17)
                                                                         ------------------  -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       1,224,190    $         103,419   $           3,439
                                                                         ------------------  -------------------  ------------------

EXPENSES:
   Administrative charges..............................................           (173,145)                  --                  --
   Mortality and expense risk charges..................................         (1,170,398)             (49,862)             (3,157)
                                                                         ------------------  -------------------  ------------------
     Total expenses....................................................         (1,343,543)             (49,862)             (3,157)
                                                                         ------------------  -------------------  ------------------
     Net investment income (loss)......................................           (119,353)              53,557                 282
                                                                         ------------------  -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          7,189,659              (84,243)            (66,238)
   Net realized gain distributions.....................................                 --              273,951             174,324
   Change in unrealized appreciation (depreciation) during the period..            997,756              (11,704)           (128,993)
                                                                         ------------------  -------------------  ------------------
     Net gain (loss) on investments....................................          8,187,415              178,004             (20,907)
                                                                         ------------------  -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       8,068,062    $         231,561   $         (20,625)
                                                                         ==================  ===================  ==================

                                                                          AMERICAN FUNDS
                                                                           GLOBAL SMALL        AMERICAN FUNDS     AMERICAN FUNDS
                                                                          CAPITALIZATION           GROWTH          GROWTH-INCOME
                                                                             HLS FUND             HLS FUND           HLS FUND
                                                                         SUB-ACCOUNT (18)     SUB-ACCOUNT (19)   SUB-ACCOUNT (20)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           3,240   $          34,255   $          28,408
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................             (8,739)            (38,161)            (22,508)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................             (8,739)            (38,161)            (22,508)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             (5,499)             (3,906)              5,900
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            (26,871)            487,556             341,350
   Net realized gain distributions.....................................            210,975           1,529,492             822,181
   Change in unrealized appreciation (depreciation) during the period..           (228,482)         (2,056,075)         (1,119,961)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            (44,378)            (39,027)             43,570
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         (49,877)  $         (42,933)  $          49,470
                                                                         ==================  ==================  ==================

                                                                                                                     LORD ABBETT
                                                                           AMERICAN FUNDS         LORD ABBETT        CALIBRATED
                                                                            INTERNATIONAL         FUNDAMENTAL         DIVIDEND
                                                                              HLS FUND            EQUITY FUND        GROWTH FUND
                                                                          SUB-ACCOUNT (21)        SUB-ACCOUNT        SUB-ACCOUNT
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $          42,143   $         179,502   $         284,660
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                  --             (86,870)            (34,534)
   Mortality and expense risk charges..................................             (31,249)           (530,826)           (206,229)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................             (31,249)           (617,696)           (240,763)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................              10,894            (438,194)             43,897
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             (34,137)          1,603,923             490,514
   Net realized gain distributions.....................................             769,404           7,107,552           2,243,883
   Change in unrealized appreciation (depreciation) during the period..            (984,251)         (5,971,101)         (1,082,305)
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            (248,984)          2,740,374           1,652,092
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $        (238,090)  $       2,302,180   $       1,695,989
                                                                         ===================  ==================  ==================


                                                                             LORD ABBETT
                                                                                BOND
                                                                           DEBENTURE FUND
                                                                             SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       2,980,313
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................           (134,024)
   Mortality and expense risk charges..................................           (932,159)
                                                                         ------------------
     Total expenses....................................................         (1,066,183)
                                                                         ------------------
     Net investment income (loss)......................................          1,914,130
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          1,148,348
   Net realized gain distributions.....................................          1,685,967
   Change in unrealized appreciation (depreciation) during the period..         (2,628,328)
                                                                         ------------------
     Net gain (loss) on investments....................................            205,987
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $       2,120,117
                                                                         ==================

(16) Effective October 20, 2014 American Funds Bond HLS Fund merged with HIMCO VIT American Funds Bond Fund.

(17) Effective October 20, 2014 American Funds Global Growth HLS Fund merged with HIMCO VIT American Funds Global Growth Fund.

(18) Effective October 20, 2014 American Funds Global Small Capitalization HLS Fund merged with HIMCO VIT American Funds Global Small Capitalization Fund.

(19) Effective October 20, 2014 American Funds Growth HLS Fund merged with HIMCO VIT American Funds Growth Fund.

(20) Effective October 20, 2014 American Funds Growth-Income HLS Fund merged with HIMCO VIT American Funds Growth-Income Fund.

(21) Effective October 20, 2014 American Funds International HLS Fund merged with HIMCO VIT American Funds International Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-34

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-35

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                            LORD ABBETT          LORD ABBETT
                                                                            GROWTH AND             CLASSIC          MFS(R) CORE
                                                                            INCOME FUND          STOCK FUND        EQUITY SERIES
                                                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         850,529    $         52,912   $          24,623
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................           (263,213)            (16,785)             (3,859)
   Mortality and expense risk charges..................................         (1,678,693)           (111,465)            (57,944)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................         (1,941,906)           (128,250)            (61,803)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................         (1,091,377)            (75,338)            (37,180)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          6,142,995             635,167             202,398
   Net realized gain distributions.....................................                 --             934,273                  --
   Change in unrealized appreciation (depreciation) during the period..          2,571,491            (886,636)            106,843
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................          8,714,486             682,804             309,241
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       7,623,109    $        607,466   $         272,061
                                                                         ==================  ==================  ==================

                                                                                             MFS(R) INVESTORS
                                                                            MFS(R) GROWTH         GROWTH          MFS(R) INVESTORS
                                                                               SERIES          STOCK SERIES         TRUST SERIES
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $          5,076   $          13,699    $         68,845
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (6,693)             (3,646)             (9,144)
   Mortality and expense risk charges..................................            (87,280)            (46,493)           (140,047)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (93,973)            (50,139)           (149,191)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (88,897)            (36,440)            (80,346)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            593,625             194,655             970,773
   Net realized gain distributions.....................................            323,910             147,152             562,693
   Change in unrealized appreciation (depreciation) during the period..           (506,832)            (76,598)           (843,758)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            410,703             265,209             689,708
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $        321,806   $         228,769    $         609,362
                                                                         ==================  ==================  ==================

                                                                                                                    INVESCO V.I.
                                                                            MFS(R) TOTAL       MFS(R) VALUE          EQUITY AND
                                                                            RETURN SERIES         SERIES             INCOME FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       1,370,874   $          30,529   $         454,884
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (91,795)                 --             (14,612)
   Mortality and expense risk charges..................................         (1,347,791)            (22,744)           (458,041)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................         (1,439,586)            (22,744)           (472,653)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (68,712)              7,785             (17,769)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          4,242,853             130,840           1,969,032
   Net realized gain distributions.....................................          1,910,469              71,627           1,304,346
   Change in unrealized appreciation (depreciation) during the period..         (1,439,300)            (15,579)         (1,372,535)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................          4,714,022             186,888           1,900,843
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       4,645,310   $         194,673   $       1,883,074
                                                                         ==================  ==================  ==================

                                                                           UIF CORE PLUS
                                                                           FIXED INCOME
                                                                             PORTFOLIO
                                                                            SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       1,766,119
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................            (68,362)
   Mortality and expense risk charges..................................         (1,031,589)
                                                                         ------------------
     Total expenses....................................................         (1,099,951)
                                                                         ------------------
     Net investment income (loss)......................................            666,168
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           (196,584)
   Net realized gain distributions.....................................                 --
   Change in unrealized appreciation (depreciation) during the period..          3,028,106
                                                                         ------------------
     Net gain (loss) on investments....................................          2,831,522
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $       3,497,690
                                                                         ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-36

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-37

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                           UIF EMERGING        UIF EMERGING
                                                                           MARKETS DEBT       MARKETS EQUITY         UIF GROWTH
                                                                             PORTFOLIO           PORTFOLIO            PORTFOLIO
                                                                            SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         296,293   $         109,506    $              --
                                                                         ------------------  ------------------  -------------------

EXPENSES:
   Administrative charges..............................................             (6,447)            (55,931)                  --
   Mortality and expense risk charges..................................            (96,409)           (497,904)          (1,457,746)
                                                                         ------------------  ------------------  -------------------
     Total expenses....................................................           (102,856)           (553,835)          (1,457,746)
                                                                         ------------------  ------------------  -------------------
     Net investment income (loss)......................................            193,437            (444,329)          (1,457,746)
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             84,339            (888,494)           3,891,315
   Net realized gain distributions.....................................             40,767                  --            6,515,941
   Change in unrealized appreciation (depreciation) during the period..           (217,790)           (436,936)          (4,931,062)
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................            (92,684)         (1,325,430)           5,476,194
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $         100,753   $      (1,769,759)   $       4,018,448
                                                                         ==================  ==================  ===================


                                                                             UIF MID CAP        INVESCO V.I.     MORGAN STANLEY --
                                                                               GROWTH             AMERICAN        MID CAP GROWTH
                                                                              PORTFOLIO          VALUE FUND          PORTFOLIO
                                                                             SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $         152,458   $              --
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (25,049)            (62,126)            (28,610)
   Mortality and expense risk charges..................................           (173,610)           (666,496)           (280,506)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (198,659)           (728,622)           (309,116)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................           (198,659)           (576,164)           (309,116)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            429,055           2,758,516           3,084,371
   Net realized gain distributions.....................................          1,799,604           3,344,315           1,970,325
   Change in unrealized appreciation (depreciation) during the period..         (2,104,666)         (2,452,362)         (4,925,937)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            123,993           3,650,469             128,759
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         (74,666)  $       3,074,305   $        (180,357)
                                                                         ==================  ==================  ==================

                                                                                              MORGAN STANLEY --
                                                                         MORGAN STANLEY --         GLOBAL            INVESCO V.I.
                                                                           MONEY MARKET        INFRASTRUCTURE      EQUALLY-WEIGHTED
                                                                             PORTFOLIO            PORTFOLIO          S&P 500 FUND
                                                                            SUB-ACCOUNT       SUB-ACCOUNT (12)        SUB-ACCOUNT
                                                                         ------------------  -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           5,076    $         356,792   $         824,079
                                                                         ------------------  -------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (59,004)             (10,180)            (86,072)
   Mortality and expense risk charges..................................           (719,372)             (96,242)         (1,013,469)
                                                                         ------------------  -------------------  ------------------
     Total expenses....................................................           (778,376)            (106,422)         (1,099,541)
                                                                         ------------------  -------------------  ------------------
     Net investment income (loss)......................................           (773,300)             250,370            (275,462)
                                                                         ------------------  -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 (1)           4,920,225           3,064,725
   Net realized gain distributions.....................................                 --            4,020,261           9,875,256
   Change in unrealized appreciation (depreciation) during the period..                  1           (8,013,507)         (5,602,703)
                                                                         ------------------  -------------------  ------------------
     Net gain (loss) on investments....................................                 --              926,979           7,337,278
                                                                         ------------------  -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $        (773,300)   $       1,177,349   $       7,061,816
                                                                         ==================  ===================  ==================


                                                                              UIF SMALL
                                                                           COMPANY GROWTH
                                                                              PORTFOLIO
                                                                             SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................                 --
   Mortality and expense risk charges..................................           (139,089)
                                                                         ------------------
     Total expenses....................................................           (139,089)
                                                                         ------------------
     Net investment income (loss)......................................           (139,089)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            556,098
   Net realized gain distributions.....................................          2,004,896
   Change in unrealized appreciation (depreciation) during the period..         (3,663,259)
                                                                         ------------------
     Net gain (loss) on investments....................................         (1,102,265)
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $      (1,241,354)
                                                                         ==================

(12) Effective April 28, 2014 Morgan Stanley -- Global Infrastructure Portfolio merged with UIF Global Infrastructure Portfolio.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-38

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-39

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                 OPPENHEIMER        OPPENHEIMER
                                                                             UIF GLOBAL           DISCOVERY           CAPITAL
                                                                              FRANCHISE        MID CAP GROWTH      APPRECIATION
                                                                              PORTFOLIO            FUND/VA            FUND/VA
                                                                             SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         236,912    $             --   $          82,981
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (12,247)            (10,053)            (84,589)
   Mortality and expense risk charges..................................           (229,111)            (73,570)           (630,736)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (241,358)            (83,623)           (715,325)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             (4,446)            (83,623)           (632,344)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            626,317             641,146           4,894,859
   Net realized gain distributions.....................................          1,678,393                  --           1,111,070
   Change in unrealized appreciation (depreciation) during the period..         (2,047,708)           (385,768)             26,631
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            257,002             255,378           6,032,560
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         252,556    $        171,755   $       5,400,216
                                                                         ==================  ==================  ==================

                                                                                                                   OPPENHEIMER
                                                                             OPPENHEIMER        OPPENHEIMER        MAIN STREET
                                                                               GLOBAL           MAIN STREET         SMALL CAP
                                                                               FUND/VA            FUND/VA            FUND/VA
                                                                             SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  -----------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       1,398,049   $         56,759   $         468,559
                                                                         ------------------  -----------------  ------------------

EXPENSES:
   Administrative charges..............................................           (308,660)           (14,130)           (137,911)
   Mortality and expense risk charges..................................         (2,082,675)          (126,966)         (1,067,580)
                                                                         ------------------  -----------------  ------------------
     Total expenses....................................................         (2,391,335)          (141,096)         (1,205,491)
                                                                         ------------------  -----------------  ------------------
     Net investment income (loss)......................................           (993,286)           (84,337)           (736,932)
                                                                         ------------------  -----------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          6,699,312            979,266           6,388,629
   Net realized gain distributions.....................................          7,355,905            199,550          10,399,692
   Change in unrealized appreciation (depreciation) during the period..        (11,932,791)          (278,965)         (9,339,365)
                                                                         ------------------  -----------------  ------------------
     Net gain (loss) on investments....................................          2,122,426            899,851           7,448,956
                                                                         ------------------  -----------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       1,129,140   $        815,514   $       6,712,024
                                                                         ==================  =================  ==================


                                                                              PUTNAM VT          PUTNAM VT            PUTNAM VT
                                                                             DIVERSIFIED       GLOBAL ASSET          GROWTH AND
                                                                             INCOME FUND      ALLOCATION FUND        INCOME FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $      3,657,195   $         293,808   $          81,214
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (74,341)            (22,591)            (12,187)
   Mortality and expense risk charges..................................           (592,378)           (162,738)            (87,349)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (666,719)           (185,329)            (99,536)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................          2,990,476             108,479             (18,322)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         (1,046,614)            580,189             100,013
   Net realized gain distributions.....................................                 --             502,549                  --
   Change in unrealized appreciation (depreciation) during the period..         (2,234,407)           (301,903)            420,669
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................         (3,281,021)            780,835             520,682
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $       (290,545)  $         889,314   $         502,360
                                                                         ==================  ==================  ==================


                                                                             PUTNAM VT
                                                                           INTERNATIONAL
                                                                            VALUE FUND
                                                                            SUB-ACCOUNT
                                                                         -----------------
INVESTMENT INCOME:
   Dividends...........................................................  $        214,604
                                                                         -----------------

EXPENSES:
   Administrative charges..............................................                --
   Mortality and expense risk charges..................................          (208,905)
                                                                         -----------------
     Total expenses....................................................          (208,905)
                                                                         -----------------
     Net investment income (loss)......................................             5,699
                                                                         -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           337,541
   Net realized gain distributions.....................................                --
   Change in unrealized appreciation (depreciation) during the period..        (1,958,244)
                                                                         -----------------
     Net gain (loss) on investments....................................        (1,620,703)
                                                                         -----------------
     Net increase (decrease) in net assets resulting from operations...  $     (1,615,004)
                                                                         =================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-40

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-41

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                             PUTNAM VT            PUTNAM VT          PUTNAM VT
                                                                           INTERNATIONAL          INVESTORS          MULTI-CAP
                                                                            EQUITY FUND             FUND            GROWTH FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  -----------------
INVESTMENT INCOME:
   Dividends...........................................................  $         482,793   $         364,887   $         65,644
                                                                         ------------------  ------------------  -----------------

EXPENSES:
   Administrative charges..............................................            (97,352)            (58,546)                --
   Mortality and expense risk charges..................................           (737,846)           (416,549)          (272,325)
                                                                         ------------------  ------------------  -----------------
     Total expenses....................................................           (835,198)           (475,095)          (272,325)
                                                                         ------------------  ------------------  -----------------
     Net investment income (loss)......................................           (352,405)           (110,208)          (206,681)
                                                                         ------------------  ------------------  -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         (1,967,664)          2,839,452          1,395,351
   Net realized gain distributions.....................................                 --                  --                 --
   Change in unrealized appreciation (depreciation) during the period..         (1,761,389)            674,000          1,051,264
                                                                         ------------------  ------------------  -----------------
     Net gain (loss) on investments....................................         (3,729,053)          3,513,452          2,446,615
                                                                         ------------------  ------------------  -----------------
     Net increase (decrease) in net assets resulting from operations...  $      (4,081,458)  $       3,403,244   $      2,239,934
                                                                         ==================  ==================  =================

                                                                             PUTNAM VT            PUTNAM VT
                                                                             SMALL CAP          GEORGE PUTNAM         PUTNAM VT
                                                                            VALUE FUND          BALANCED FUND       VOYAGER FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         189,990   $         118,625    $         46,563
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (72,195)            (14,349)            (11,920)
   Mortality and expense risk charges..................................           (571,941)            (98,410)            (84,741)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (644,136)           (112,759)            (96,661)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................           (454,146)              5,866             (50,098)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         (2,514,747)           (205,816)          1,088,695
   Net realized gain distributions.....................................          9,403,544                  --             119,476
   Change in unrealized appreciation (depreciation) during the period..         (5,916,199)            836,498            (709,355)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            972,598             630,682             498,816
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         518,452   $         636,548    $         448,718
                                                                         ==================  ==================  ==================

                                                                             PUTNAM VT          INVESCO V.I.
                                                                              EQUITY             GROWTH AND        INVESCO V.I.
                                                                            INCOME FUND          INCOME FUND       COMSTOCK FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  -----------------
INVESTMENT INCOME:
   Dividends...........................................................  $         365,260   $       1,208,271   $        915,092
                                                                         ------------------  ------------------  -----------------

EXPENSES:
   Administrative charges..............................................                 --            (130,770)          (140,012)
   Mortality and expense risk charges..................................           (295,441)         (1,219,743)        (1,383,534)
                                                                         ------------------  ------------------  -----------------
     Total expenses....................................................           (295,441)         (1,350,513)        (1,523,546)
                                                                         ------------------  ------------------  -----------------
     Net investment income (loss)......................................             69,819            (142,242)          (608,454)
                                                                         ------------------  ------------------  -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          2,545,542           6,874,475          8,080,634
   Net realized gain distributions.....................................                 --           9,206,405                 --
   Change in unrealized appreciation (depreciation) during the period..           (483,826)         (9,520,132)        (1,469,598)
                                                                         ------------------  ------------------  -----------------
     Net gain (loss) on investments....................................          2,061,716           6,560,748          6,611,036
                                                                         ------------------  ------------------  -----------------
     Net increase (decrease) in net assets resulting from operations...  $       2,131,535   $       6,418,506   $      6,002,582
                                                                         ==================  ==================  =================

                                                                           INVESCO V.I.
                                                                             AMERICAN
                                                                          FRANCHISE FUND
                                                                            SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................             (1,615)
   Mortality and expense risk charges..................................            (28,537)
                                                                         ------------------
     Total expenses....................................................            (30,152)
                                                                         ------------------
     Net investment income (loss)......................................            (30,152)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            260,713
   Net realized gain distributions.....................................                 --
   Change in unrealized appreciation (depreciation) during the period..           (145,481)
                                                                         ------------------
     Net gain (loss) on investments....................................            115,232
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $          85,080
                                                                         ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-42

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-43

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                 WELLS FARGO          WELLS FARGO
                                                                           INVESCO V.I.         ADVANTAGE VT         ADVANTAGE VT
                                                                              MID CAP            INDEX ASSET         TOTAL RETURN
                                                                            GROWTH FUND        ALLOCATION FUND         BOND FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --    $           6,206   $          23,623
                                                                         ------------------  -------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                 (823)             (3,360)
   Mortality and expense risk charges..................................            (20,550)              (6,602)            (24,884)
                                                                         ------------------  -------------------  ------------------
     Total expenses....................................................            (20,550)              (7,425)            (28,244)
                                                                         ------------------  -------------------  ------------------
     Net investment income (loss)......................................            (20,550)              (1,219)             (4,621)
                                                                         ------------------  -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             67,014               14,001               5,030
   Net realized gain distributions.....................................                 --                   --                  --
   Change in unrealized appreciation (depreciation) during the period..              7,702               48,588              65,982
                                                                         ------------------  -------------------  ------------------
     Net gain (loss) on investments....................................             74,716               62,589              71,012
                                                                         ------------------  -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $          54,166    $          61,370   $          66,391
                                                                         ==================  ===================  ==================

                                                                            WELLS FARGO          WELLS FARGO
                                                                           ADVANTAGE VT         ADVANTAGE VT
                                                                             INTRINSIC          INTERNATIONAL
                                                                            VALUE FUND           EQUITY FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          11,026    $           2,540
                                                                         ------------------  -------------------

EXPENSES:
   Administrative charges..............................................             (2,921)                  --
   Mortality and expense risk charges..................................            (17,245)              (2,508)
                                                                         ------------------  -------------------
     Total expenses....................................................            (20,166)              (2,508)
                                                                         ------------------  -------------------
     Net investment income (loss)......................................             (9,140)                  32
                                                                         ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            109,303                 (641)
   Net realized gain distributions.....................................                 --                2,191
   Change in unrealized appreciation (depreciation) during the period..             22,327               (9,798)
                                                                         ------------------  -------------------
     Net gain (loss) on investments....................................            131,630               (8,248)
                                                                         ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $         122,490    $          (8,216)
                                                                         ==================  ===================

                                                                             WELLS FARGO                             WELLS FARGO
                                                                            ADVANTAGE VT          WELLS FARGO       ADVANTAGE VT
                                                                              SMALL CAP          ADVANTAGE VT         SMALL CAP
                                                                             GROWTH FUND        DISCOVERY FUND       VALUE FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --   $              --   $             366
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................              (3,516)                 --                  --
   Mortality and expense risk charges..................................             (23,743)             (5,857)             (1,859)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................             (27,259)             (5,857)             (1,859)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................             (27,259)             (5,857)             (1,493)
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              53,815              13,695                (304)
   Net realized gain distributions.....................................             163,618              51,509                  --
   Change in unrealized appreciation (depreciation) during the period..            (268,055)            (63,966)              5,034
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................             (50,622)              1,238               4,730
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $         (77,881)  $          (4,619)  $           3,237
                                                                         ===================  ==================  ==================

                                                                                                 UIF GLOBAL
                                                                            WELLS FARGO        INFRASTRUCTURE
                                                                           ADVANTAGE VT           PORTFOLIO
                                                                         OPPORTUNITY FUND        SUB-ACCOUNT
                                                                            SUB-ACCOUNT           (12)(13)
                                                                         ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $             236    $              --
                                                                         ------------------  -------------------

EXPENSES:
   Administrative charges..............................................                 --                   --
   Mortality and expense risk charges..................................             (6,215)            (226,116)
                                                                         ------------------  -------------------
     Total expenses....................................................             (6,215)            (226,116)
                                                                         ------------------  -------------------
     Net investment income (loss)......................................             (5,979)            (226,116)
                                                                         ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             18,940              261,725
   Net realized gain distributions.....................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period..             21,687            1,542,489
                                                                         ------------------  -------------------
     Net gain (loss) on investments....................................             40,627            1,804,214
                                                                         ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $          34,648    $       1,578,098
                                                                         ==================  ===================

(12) Effective April 28, 2014 Morgan Stanley -- Global Infrastructure Portfolio merged with UIF Global Infrastructure Portfolio.

(13)  Funded as of April 25, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-44

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-45

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                                                      HIMCO VIT
                                                                                                   HIMCO VIT       AMERICAN FUNDS
                                                                              HIMCO VIT         AMERICAN FUNDS         GLOBAL
                                                                             INDEX FUND            BOND FUND         GROWTH FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                              (14)(15)             (16)(15)           (17)(15)
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --   $              --   $              --
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................              (4,720)             (1,949)               (129)
   Mortality and expense risk charges..................................             (59,572)            (10,615)               (675)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................             (64,292)            (12,564)               (804)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................             (64,292)            (12,564)               (804)
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             171,635                (238)                414
   Net realized gain distributions.....................................                  --                  --                  --
   Change in unrealized appreciation (depreciation) during the period..           1,556,312               6,092              24,240
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................           1,727,947               5,854              24,654
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $       1,663,655   $          (6,710)  $          23,850
                                                                         ===================  ==================  ==================

                                                                              HIMCO VIT
                                                                           AMERICAN FUNDS                             HIMCO VIT
                                                                            GLOBAL SMALL           HIMCO VIT       AMERICAN FUNDS
                                                                           CAPITALIZATION       AMERICAN FUNDS      GROWTH-INCOME
                                                                                FUND              GROWTH FUND           FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                              (18)(15)             (19)(15)           (20)(15)
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --   $              --   $              --
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                (319)             (1,524)               (810)
   Mortality and expense risk charges..................................              (1,872)             (8,366)             (4,992)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................              (2,191)             (9,890)             (5,802)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................              (2,191)             (9,890)             (5,802)
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 373               4,370               1,965
   Net realized gain distributions.....................................                  --                  --                  --
   Change in unrealized appreciation (depreciation) during the period..              63,538             367,974             189,725
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................              63,911             372,344             191,690
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $          61,720   $         362,454   $         185,888
                                                                         ===================  ==================  ==================



                                                                              HIMCO VIT
                                                                           AMERICAN FUNDS
                                                                         INTERNATIONAL FUND
                                                                             SUB-ACCOUNT
                                                                              (21)(15)
                                                                         -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --
                                                                         -------------------

EXPENSES:
   Administrative charges..............................................              (1,160)
   Mortality and expense risk charges..................................              (6,883)
                                                                         -------------------
     Total expenses....................................................              (8,043)
                                                                         -------------------
     Net investment income (loss)......................................              (8,043)
                                                                         -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................               2,123
   Net realized gain distributions.....................................                  --
   Change in unrealized appreciation (depreciation) during the period..             106,014
                                                                         -------------------
     Net gain (loss) on investments....................................             108,137
                                                                         -------------------
     Net increase (decrease) in net assets resulting from operations...   $         100,094
                                                                         ===================

(14) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

(15)  Funded as of October 17, 2014.

(16) Effective October 20, 2014 American Funds Bond HLS Fund merged with HIMCO VIT American Funds Bond Fund.

(17) Effective October 20, 2014 American Funds Global Growth HLS Fund merged with HIMCO VIT American Funds Global Growth Fund.

(18) Effective October 20, 2014 American Funds Global Small Capitalization HLS Fund merged with HIMCO VIT American Funds Global Small Capitalization Fund.

(19) Effective October 20, 2014 American Funds Growth HLS Fund merged with HIMCO VIT American Funds Growth Fund.

(20) Effective October 20, 2014 American Funds Growth-Income HLS Fund merged with HIMCO VIT American Funds Growth-Income Fund.

(21) Effective October 20, 2014 American Funds International HLS Fund merged with HIMCO VIT American Funds International Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-46

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-47

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                              ALLIANCEBERNSTEIN
                                                                                VPS BALANCED       ALLIANCEBERNSTEIN
                                                                               WEALTH STRATEGY     VPS INTERNATIONAL
                                                                                  PORTFOLIO         VALUE PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         343,451   $        1,417,661
   Net realized gain (loss) on security transactions.......................             851,811           (6,434,703)
   Net realized gain distributions.........................................           6,216,938                   --
   Change in unrealized appreciation (depreciation) during the period......          (5,209,136)          (1,798,584)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           2,203,064           (6,815,626)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              46,068              537,443
   Net transfers...........................................................             324,699            3,581,167
   Surrenders for benefit payments and fees................................          (8,192,082)         (18,295,328)
   Other transactions......................................................               6,258                4,382
   Death benefits..........................................................          (1,704,733)          (1,907,327)
   Net annuity transactions................................................             116,932              (22,163)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (9,402,858)         (16,101,826)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (7,199,794)         (22,917,452)

NET ASSETS:
   Beginning of period.....................................................          44,067,057           99,970,386
                                                                             -------------------  -------------------
   End of period...........................................................   $      36,867,263   $       77,052,934
                                                                             ===================  ===================

                                                                              ALLIANCEBERNSTEIN
                                                                                 VPS SMALL/        ALLIANCEBERNSTEIN
                                                                                MID CAP VALUE             VPS
                                                                                  PORTFOLIO         VALUE PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $        (265,276)  $          (38,765)
   Net realized gain (loss) on security transactions.......................           1,407,408            1,562,073
   Net realized gain distributions.........................................           2,600,214                   --
   Change in unrealized appreciation (depreciation) during the period......          (2,197,868)           2,688,535
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           1,544,478            4,211,843
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              93,948              304,674
   Net transfers...........................................................          (1,174,357)          (3,528,600)
   Surrenders for benefit payments and fees................................          (4,844,890)         (10,191,057)
   Other transactions......................................................               6,479                1,018
   Death benefits..........................................................            (330,935)          (1,027,097)
   Net annuity transactions................................................             (27,735)              (9,417)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (6,277,490)         (14,450,479)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (4,733,012)         (10,238,636)

NET ASSETS:
   Beginning of period.....................................................          25,838,715           55,889,756
                                                                             -------------------  -------------------
   End of period...........................................................   $      21,105,703   $       45,651,120
                                                                             ===================  ===================

                                                                              ALLIANCEBERNSTEIN
                                                                                     VPS             INVESCO V.I.
                                                                                INTERNATIONAL         GOVERNMENT
                                                                              GROWTH PORTFOLIO      SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (113,525)  $          82,211
   Net realized gain (loss) on security transactions.......................             (71,494)            (29,502)
   Net realized gain distributions.........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period......              22,567             142,017
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........            (162,452)            194,726
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              18,282              40,451
   Net transfers...........................................................              68,422             485,279
   Surrenders for benefit payments and fees................................          (1,383,942)         (2,263,716)
   Other transactions......................................................                 889                   8
   Death benefits..........................................................             (75,292)           (183,821)
   Net annuity transactions................................................                  --                  --
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (1,371,641)         (1,921,799)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................          (1,534,093)         (1,727,073)

NET ASSETS:
   Beginning of period.....................................................           7,538,512          11,836,872
                                                                             -------------------  ------------------
   End of period...........................................................  $        6,004,419   $      10,109,799
                                                                             ===================  ==================


                                                                                INVESCO V.I.         INVESCO V.I.
                                                                                 HIGH YIELD          INTERNATIONAL
                                                                                    FUND              GROWTH FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          303,323    $           3,857
   Net realized gain (loss) on security transactions.......................             310,512               43,562
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......            (568,746)             (58,532)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              45,089              (11,113)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              40,755                3,161
   Net transfers...........................................................                (361)              35,356
   Surrenders for benefit payments and fees................................          (2,724,902)             (57,515)
   Other transactions......................................................                 442                    1
   Death benefits..........................................................            (391,968)             (12,383)
   Net annuity transactions................................................             170,274                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (2,905,760)             (31,380)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (2,860,671)             (42,493)

NET ASSETS:
   Beginning of period.....................................................          12,986,273            1,098,067
                                                                             -------------------  -------------------
   End of period...........................................................  $       10,125,602    $       1,055,574
                                                                             ===================  ===================


                                                                                INVESCO V.I.         INVESCO V.I.
                                                                                 DIVERSIFIED             MONEY
                                                                                DIVIDEND FUND         MARKET FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           46,745    $        (519,004)
   Net realized gain (loss) on security transactions.......................           5,272,902                   --
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......             912,242                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           6,231,889             (519,004)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             338,152               98,985
   Net transfers...........................................................          (1,160,804)          60,036,538
   Surrenders for benefit payments and fees................................         (13,452,315)         (65,030,940)
   Other transactions......................................................               3,936              454,484
   Death benefits..........................................................          (2,233,883)          (1,006,444)
   Net annuity transactions................................................             385,926                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (16,118,988)          (5,447,377)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (9,887,099)          (5,966,381)

NET ASSETS:
   Beginning of period.....................................................          66,018,702           37,798,153
                                                                             -------------------  -------------------
   End of period...........................................................  $       56,131,603    $      31,831,772
                                                                             ===================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-48

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-49

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                 AMERICAN FUNDS
                                                                                     GLOBAL           AMERICAN FUNDS
                                                                                   GROWTH FUND          GROWTH FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $        (268,146)  $      (2,033,000)
   Net realized gain (loss) on security transactions.........................           4,045,393          18,452,321
   Net realized gain distributions...........................................           2,968,463           8,102,279
   Change in unrealized appreciation (depreciation) during the period........          (6,771,677)        (14,675,620)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             (25,967)          9,845,980
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             100,230             639,723
   Net transfers.............................................................            (201,425)         (4,003,693)
   Surrenders for benefit payments and fees..................................          (8,650,384)        (31,649,100)
   Other transactions........................................................                 (95)             12,516
   Death benefits............................................................            (523,861)         (5,115,343)
   Net annuity transactions..................................................             149,563             301,284
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (9,125,972)        (39,814,613)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................          (9,151,939)        (29,968,633)

NET ASSETS:
   Beginning of period.......................................................          36,105,541         180,758,727
                                                                               -------------------  ------------------
   End of period.............................................................   $      26,953,602   $     150,790,094
                                                                               ===================  ==================


                                                                                 AMERICAN FUNDS     AMERICAN FUNDS
                                                                                  GROWTH-INCOME      INTERNATIONAL
                                                                                      FUND               FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $      (1,160,454)  $        (365,648)
   Net realized gain (loss) on security transactions.........................         17,458,018           4,446,581
   Net realized gain distributions...........................................          7,523,685                  --
   Change in unrealized appreciation (depreciation) during the period........        (11,268,899)         (6,291,045)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         12,552,350          (2,210,112)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            597,067              72,105
   Net transfers.............................................................         (3,354,940)            108,376
   Surrenders for benefit payments and fees..................................        (32,993,887)        (10,942,357)
   Other transactions........................................................              5,047                 709
   Death benefits............................................................         (4,741,526)         (1,471,932)
   Net annuity transactions..................................................            727,882             (24,510)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (39,760,357)        (12,257,609)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (27,208,007)        (14,467,721)

NET ASSETS:
   Beginning of period.......................................................        168,000,478          58,387,358
                                                                               ------------------  ------------------
   End of period.............................................................  $     140,792,471   $      43,919,637
                                                                               ==================  ==================

                                                                                 AMERICAN FUNDS        WELLS FARGO
                                                                                  GLOBAL SMALL        ADVANTAGE VT
                                                                                 CAPITALIZATION           OMEGA
                                                                                      FUND             GROWTH FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $       (305,232)  $         (36,844)
   Net realized gain (loss) on security transactions.........................          2,263,173             244,160
   Net realized gain distributions...........................................             74,847             446,347
   Change in unrealized appreciation (depreciation) during the period........         (1,978,585)           (613,580)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             54,203              40,083
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             43,730                  --
   Net transfers.............................................................           (186,204)            (85,688)
   Surrenders for benefit payments and fees..................................         (3,801,956)           (618,610)
   Other transactions........................................................               (384)                351
   Death benefits............................................................           (463,731)            (31,150)
   Net annuity transactions..................................................             45,686               2,257
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (4,362,859)           (732,840)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (4,308,656)           (692,757)

NET ASSETS:
   Beginning of period.......................................................         18,368,180           2,743,153
                                                                               ------------------  ------------------
   End of period.............................................................   $     14,059,524   $       2,050,396
                                                                               ==================  ==================


                                                                                FIDELITY(R) VIP
                                                                                 EQUITY-INCOME       FIDELITY(R) VIP
                                                                                   PORTFOLIO        GROWTH PORTFOLIO
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         479,367    $        (430,787)
   Net realized gain (loss) on security transactions.........................           (116,225)           3,964,852
   Net realized gain distributions...........................................            864,096                   --
   Change in unrealized appreciation (depreciation) during the period........          2,997,968           (1,259,782)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........          4,225,206            2,274,283
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            244,769              150,971
   Net transfers.............................................................         (2,353,783)             639,394
   Surrenders for benefit payments and fees..................................        (13,891,547)          (6,624,871)
   Other transactions........................................................             32,361               10,120
   Death benefits............................................................         (1,090,416)            (493,366)
   Net annuity transactions..................................................             (9,570)              (1,189)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (17,068,186)          (6,318,941)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................        (12,842,980)          (4,044,658)

NET ASSETS:
   Beginning of period.......................................................         71,149,085           27,444,009
                                                                               ------------------  -------------------
   End of period.............................................................  $      58,306,105    $      23,399,351
                                                                               ==================  ===================


                                                                                 FIDELITY(R) VIP     FIDELITY(R) VIP
                                                                                   CONTRAFUND            MID CAP
                                                                                    PORTFOLIO           PORTFOLIO
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $      (2,427,601)  $      (1,256,440)
   Net realized gain (loss) on security transactions.........................         10,402,323           2,059,233
   Net realized gain distributions...........................................          5,227,799           1,971,181
   Change in unrealized appreciation (depreciation) during the period........         13,194,085             567,114
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         26,396,606           3,341,088
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          1,330,587             217,065
   Net transfers.............................................................        (10,914,157)         (3,403,306)
   Surrenders for benefit payments and fees..................................        (61,695,815)        (16,314,922)
   Other transactions........................................................            377,563              48,856
   Death benefits............................................................         (4,221,486)         (1,104,080)
   Net annuity transactions..................................................            (75,646)              4,882
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (75,198,954)        (20,551,505)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (48,802,348)        (17,210,417)

NET ASSETS:
   Beginning of period.......................................................        309,675,644          90,489,841
                                                                               ------------------  ------------------
   End of period.............................................................  $     260,873,296   $      73,279,424
                                                                               ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-50

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-51

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                   FIDELITY(R) VIP
                                                                              FIDELITY(R) VIP      DYNAMIC CAPITAL
                                                                             VALUE STRATEGIES       APPRECIATION
                                                                                 PORTFOLIO            PORTFOLIO
                                                                                SUB-ACCOUNT          SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (95,944)  $         (91,390)
   Net realized gain (loss) on security transactions.......................            828,381             451,386
   Net realized gain distributions.........................................                 --             276,553
   Change in unrealized appreciation (depreciation) during the period......           (314,362)            (79,565)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........            418,075             556,984
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             21,438              10,998
   Net transfers...........................................................         (1,433,391)          1,343,249
   Surrenders for benefit payments and fees................................         (2,127,908)         (1,708,772)
   Other transactions......................................................              3,111               5,914
   Death benefits..........................................................            (98,955)            (89,905)
   Net annuity transactions................................................             13,563                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (3,622,142)           (438,516)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................         (3,204,067)            118,468

NET ASSETS:
   Beginning of period.....................................................         11,125,813           7,296,736
                                                                             ------------------  ------------------
   End of period...........................................................  $       7,921,746   $       7,415,204
                                                                             ==================  ==================

                                                                                                      FRANKLIN
                                                                                  FRANKLIN          SMALL-MID CAP
                                                                                   INCOME              GROWTH
                                                                                  VIP FUND            VIP FUND
                                                                               SUB-ACCOUNT (1)     SUB-ACCOUNT (2)
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $         170,161   $        (417,701)
   Net realized gain (loss) on security transactions.......................             87,344           1,522,175
   Net realized gain distributions.........................................                 --           4,156,182
   Change in unrealized appreciation (depreciation) during the period......            (95,939)         (4,195,141)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........            161,566           1,065,515
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             28,982              29,065
   Net transfers...........................................................           (125,415)           (433,046)
   Surrenders for benefit payments and fees................................           (178,540)         (4,081,159)
   Other transactions......................................................                  1                 390
   Death benefits..........................................................                 --            (412,067)
   Net annuity transactions................................................             (2,259)             42,153
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..           (277,231)         (4,854,664)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................           (115,665)         (3,789,149)

NET ASSETS:
   Beginning of period.....................................................          4,504,927          23,295,919
                                                                             ------------------  ------------------
   End of period...........................................................  $       4,389,262   $      19,506,770
                                                                             ==================  ==================

                                                                                  FRANKLIN            FRANKLIN
                                                                                  SMALL CAP           STRATEGIC
                                                                                    VALUE              INCOME
                                                                                  VIP FUND            VIP FUND
                                                                               SUB-ACCOUNT (3)     SUB-ACCOUNT (4)
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (5,025)  $       2,374,556
   Net realized gain (loss) on security transactions.......................             35,225             709,128
   Net realized gain distributions.........................................             63,559           1,121,602
   Change in unrealized appreciation (depreciation) during the period......            (96,428)         (3,918,638)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........             (2,669)            286,648
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              1,054              82,758
   Net transfers...........................................................             56,047             440,895
   Surrenders for benefit payments and fees................................            (34,141)        (10,894,792)
   Other transactions......................................................                 --               3,223
   Death benefits..........................................................            (10,947)         (1,500,682)
   Net annuity transactions................................................                 --             179,662
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..             12,013         (11,688,936)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................              9,344         (11,402,288)

NET ASSETS:
   Beginning of period.....................................................            902,048          62,789,065
                                                                             ------------------  ------------------
   End of period...........................................................  $         911,392   $      51,386,777
                                                                             ==================  ==================

                                                                                                      TEMPLETON
                                                                                  FRANKLIN           DEVELOPING
                                                                                MUTUAL SHARES          MARKETS
                                                                                  VIP FUND            VIP FUND
                                                                               SUB-ACCOUNT (5)     SUB-ACCOUNT (6)
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $          34,317   $         (21,869)
   Net realized gain (loss) on security transactions.......................          5,249,117             346,227
   Net realized gain distributions.........................................            278,530                  --
   Change in unrealized appreciation (depreciation) during the period......         (2,829,108)         (1,228,652)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........          2,732,856            (904,294)
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................            292,684              35,092
   Net transfers...........................................................         (1,133,180)           (103,280)
   Surrenders for benefit payments and fees................................         (9,601,538)         (2,701,342)
   Other transactions......................................................              1,018                (279)
   Death benefits..........................................................         (1,250,419)           (263,044)
   Net annuity transactions................................................            444,578              (1,794)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (11,246,857)         (3,034,647)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................         (8,514,001)         (3,938,941)

NET ASSETS:
   Beginning of period.....................................................         58,313,141          11,451,967
                                                                             ------------------  ------------------
   End of period...........................................................  $      49,799,140   $       7,513,026
                                                                             ==================  ==================

                                                                                                       FRANKLIN
                                                                                  TEMPLETON             MUTUAL
                                                                                   GROWTH          GLOBAL DISCOVERY
                                                                                  VIP FUND             VIP FUND
                                                                               SUB-ACCOUNT (7)      SUB-ACCOUNT (8)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (89,099)  $            5,783
   Net realized gain (loss) on security transactions.......................           1,234,223               26,684
   Net realized gain distributions.........................................                  --               35,128
   Change in unrealized appreciation (depreciation) during the period......          (1,790,556)             (44,751)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........            (645,432)              22,844
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              48,531                  270
   Net transfers...........................................................             280,905              142,921
   Surrenders for benefit payments and fees................................          (3,190,069)             (59,480)
   Other transactions......................................................                (211)                  --
   Death benefits..........................................................            (356,571)             (34,688)
   Net annuity transactions................................................              70,453                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (3,146,962)              49,023
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (3,792,394)              71,867

NET ASSETS:
   Beginning of period.....................................................          17,556,778              437,285
                                                                             -------------------  -------------------
   End of period...........................................................  $       13,764,384   $          509,152
                                                                             ===================  ===================

(1)   Formerly Franklin Income Securities Fund. Change effective May 1, 2014.

(2) Formerly Franklin Small-Mid Cap Growth Securities Fund. Change effective May 1, 2014.

(3) Formerly Franklin Small Cap Value Securities Fund. Change effective May 1, 2014.

(4) Formerly Franklin Strategic Income Securities Fund. Change effective May 1, 2014.

(5)   Formerly Mutual Shares Securities Fund. Change effective May 1, 2014.

(6) Formerly Templeton Developing Markets Securities Fund. Change effective May 1, 2014.

(7)   Formerly Templeton Growth Securities Fund. Change effective May 1,
      2014.

(8) Formerly Mutual Global Discovery Securities Fund. Change effective May 1, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-52

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-53

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                  TEMPLETON            HARTFORD
                                                                                 GLOBAL BOND           BALANCED
                                                                                  VIP FUND             HLS FUND
                                                                               SUB-ACCOUNT (9)        SUB-ACCOUNT
                                                                              ------------------  -------------------
OPERATIONS:
   Net investment income (loss).............................................  $          64,606    $          68,123
   Net realized gain (loss) on security transactions........................              7,785            1,421,823
   Net realized gain distributions..........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period.......            (60,843)           1,698,144
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations..........             11,548            3,188,090
                                                                              ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases................................................................             62,092              521,297
   Net transfers............................................................             93,024            3,913,431
   Surrenders for benefit payments and fees.................................           (101,193)          (6,977,980)
   Other transactions.......................................................                  1                4,719
   Death benefits...........................................................            (29,346)          (1,067,328)
   Net annuity transactions.................................................                 --              (31,124)
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions...             24,578           (3,636,985)
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets....................................             36,126             (448,895)

NET ASSETS:
   Beginning of period......................................................          1,649,863           42,372,638
                                                                              ------------------  -------------------
   End of period............................................................  $       1,685,989    $      41,923,743
                                                                              ==================  ===================

                                                                                   HARTFORD           HARTFORD
                                                                                     TOTAL             CAPITAL
                                                                                  RETURN BOND       APPRECIATION
                                                                                   HLS FUND           HLS FUND
                                                                                  SUB-ACCOUNT        SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $      11,139,239   $        (673,182)
   Net realized gain (loss) on security transactions........................          3,667,570          10,753,500
   Net realized gain distributions..........................................                 --          13,468,339
   Change in unrealized appreciation (depreciation) during the period.......         14,574,876         (18,087,438)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........         29,381,685           5,461,219
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................          3,275,106             354,278
   Net transfers............................................................          3,769,122            (995,585)
   Surrenders for benefit payments and fees.................................       (149,071,412)        (20,587,618)
   Other transactions.......................................................          1,664,028             165,298
   Death benefits...........................................................        (11,306,517)         (1,152,950)
   Net annuity transactions.................................................            (97,366)            (12,004)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...       (151,767,039)        (22,228,581)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................       (122,385,354)        (16,767,362)

NET ASSETS:
   Beginning of period......................................................        722,686,855         107,626,143
                                                                              ------------------  ------------------
   End of period............................................................  $     600,301,501   $      90,858,781
                                                                              ==================  ==================

                                                                                   HARTFORD
                                                                                   DIVIDEND           HARTFORD
                                                                                  AND GROWTH       GLOBAL RESEARCH
                                                                                   HLS FUND           HLS FUND
                                                                                  SUB-ACCOUNT     SUB-ACCOUNT (10)
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $         587,593   $          22,611
   Net realized gain (loss) on security transactions........................         15,784,177             574,423
   Net realized gain distributions..........................................         35,012,977              95,397
   Change in unrealized appreciation (depreciation) during the period.......        (19,663,656)           (532,556)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........         31,721,091             159,875
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................            920,326               1,928
   Net transfers............................................................        (10,344,881)         (2,359,838)
   Surrenders for benefit payments and fees.................................        (63,557,639)           (250,860)
   Other transactions.......................................................            269,060                  (1)
   Death benefits...........................................................         (4,919,014)            (15,987)
   Net annuity transactions.................................................              9,346                  --
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...        (77,622,802)         (2,624,758)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................        (45,901,711)         (2,464,883)

NET ASSETS:
   Beginning of period......................................................        324,117,243           2,464,883
                                                                              ------------------  ------------------
   End of period............................................................  $     278,215,532   $              --
                                                                              ==================  ==================


                                                                                   HARTFORD             HARTFORD
                                                                                 GLOBAL GROWTH     DISCIPLINED EQUITY
                                                                                   HLS FUND             HLS FUND
                                                                               SUB-ACCOUNT (10)        SUB-ACCOUNT
                                                                              -------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................   $        (120,747)  $      (1,862,327)
   Net realized gain (loss) on security transactions........................             436,201          22,540,853
   Net realized gain distributions..........................................                  --           1,648,217
   Change in unrealized appreciation (depreciation) during the period.......             177,588           1,931,245
                                                                              -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........             493,042          24,257,988
                                                                              -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................              47,465           1,126,819
   Net transfers............................................................           2,472,290         (17,026,893)
   Surrenders for benefit payments and fees.................................          (1,971,547)        (41,261,432)
   Other transactions.......................................................               4,610             105,494
   Death benefits...........................................................             (95,096)         (3,931,393)
   Net annuity transactions.................................................              (1,232)            (19,419)
                                                                              -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...             456,490         (61,006,824)
                                                                              -------------------  ------------------
   Net increase (decrease) in net assets....................................             949,532         (36,748,836)

NET ASSETS:
   Beginning of period......................................................          10,078,551         209,139,718
                                                                              -------------------  ------------------
   End of period............................................................   $      11,028,083   $     172,390,882
                                                                              ===================  ==================

                                                                                                       HARTFORD
                                                                                  HARTFORD              GROWTH
                                                                                   GROWTH            OPPORTUNITIES
                                                                                  HLS FUND             HLS FUND
                                                                              SUB-ACCOUNT (11)     SUB-ACCOUNT (11)
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $        (108,035)  $      (1,409,380)
   Net realized gain (loss) on security transactions........................            794,285           5,781,663
   Net realized gain distributions..........................................          4,882,495          17,327,111
   Change in unrealized appreciation (depreciation) during the period.......         (5,068,479)         (9,810,515)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........            500,266          11,888,879
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................             71,639             364,878
   Net transfers............................................................        (16,600,796)         10,153,635
   Surrenders for benefit payments and fees.................................         (1,831,154)        (21,042,221)
   Other transactions.......................................................                478             104,926
   Death benefits...........................................................           (167,696)         (1,476,204)
   Net annuity transactions.................................................            (25,425)             33,501
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...        (18,552,954)        (11,861,485)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................        (18,052,688)             27,394

NET ASSETS:
   Beginning of period......................................................         18,052,688         103,051,646
                                                                              ------------------  ------------------
   End of period............................................................  $              --   $     103,079,040
                                                                              ==================  ==================

(9)   Formerly Templeton Global Bond Securities Fund. Change effective May 1,
      2014.

(10) Effective June 23, 2014 Hartford Global Research HLS Fund merged with Hartford Global Growth HLS Fund.

(11) Effective June 23, 2014 Hartford Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-54

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-55

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                    HARTFORD             HARTFORD
                                                                                   HIGH YIELD              INDEX
                                                                                    HLS FUND             HLS FUND
                                                                                   SUB-ACCOUNT       SUB-ACCOUNT (14)
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $       2,659,985    $           8,606
   Net realized gain (loss) on security transactions.........................             512,129            3,332,062
   Net realized gain distributions...........................................                  --              827,206
   Change in unrealized appreciation (depreciation) during the period........          (2,536,354)          (3,717,940)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........             635,760              449,934
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             149,389               41,388
   Net transfers.............................................................            (544,970)         (16,740,761)
   Surrenders for benefit payments and fees..................................         (10,394,741)          (3,637,466)
   Other transactions........................................................              18,089                5,084
   Death benefits............................................................          (1,104,387)            (261,253)
   Net annuity transactions..................................................              (4,425)             (26,186)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (11,881,045)         (20,619,194)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................         (11,245,285)         (20,169,260)

NET ASSETS:
   Beginning of period.......................................................          51,648,104           20,169,260
                                                                               -------------------  -------------------
   End of period.............................................................   $      40,402,819    $              --
                                                                               ===================  ===================

                                                                                    HARTFORD           HARTFORD
                                                                                  INTERNATIONAL      SMALL/MID CAP
                                                                                  OPPORTUNITIES         EQUITY
                                                                                    HLS FUND           HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         836,356   $         (22,569)
   Net realized gain (loss) on security transactions.........................          3,065,544             765,725
   Net realized gain distributions...........................................                 --           2,020,417
   Change in unrealized appreciation (depreciation) during the period........        (11,200,144)         (2,429,602)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         (7,298,244)            333,971
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            721,966              58,290
   Net transfers.............................................................          3,252,988            (827,951)
   Surrenders for benefit payments and fees..................................        (31,458,425)         (2,476,674)
   Other transactions........................................................            237,717               2,268
   Death benefits............................................................         (2,565,071)           (238,754)
   Net annuity transactions..................................................            (18,003)             (4,678)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (29,828,828)         (3,487,499)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (37,127,072)         (3,153,528)

NET ASSETS:
   Beginning of period.......................................................        162,185,035          12,431,841
                                                                               ------------------  ------------------
   End of period.............................................................  $     125,057,963   $       9,278,313
                                                                               ==================  ==================


                                                                                    HARTFORD             HARTFORD
                                                                                  MIDCAP VALUE        ULTRASHORT BOND
                                                                                    HLS FUND             HLS FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (97,638)   $     (1,163,173)
   Net realized gain (loss) on security transactions.........................           1,007,172              70,722
   Net realized gain distributions...........................................           1,217,627                  --
   Change in unrealized appreciation (depreciation) during the period........          (1,527,902)             46,564
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             599,259          (1,045,887)
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              18,596             786,882
   Net transfers.............................................................              25,896           2,113,213
   Surrenders for benefit payments and fees..................................          (2,915,662)        (29,738,989)
   Other transactions........................................................              10,862             154,909
   Death benefits............................................................             (29,159)         (1,955,931)
   Net annuity transactions..................................................                  --              (3,755)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (2,889,467)        (28,643,671)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................          (2,290,208)        (29,689,558)

NET ASSETS:
   Beginning of period.......................................................          10,676,059          90,448,618
                                                                               -------------------  ------------------
   End of period.............................................................   $       8,385,851    $     60,759,060
                                                                               ===================  ==================


                                                                                    HARTFORD           HARTFORD
                                                                                  SMALL COMPANY     SMALLCAP GROWTH
                                                                                    HLS FUND           HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (726,133)  $        (491,585)
   Net realized gain (loss) on security transactions.........................          2,578,853           2,501,401
   Net realized gain distributions...........................................          8,000,492           5,414,843
   Change in unrealized appreciation (depreciation) during the period........         (7,489,748)         (6,716,694)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          2,363,464             707,965
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            181,408             145,537
   Net transfers.............................................................            216,316          (4,318,316)
   Surrenders for benefit payments and fees..................................         (9,435,529)         (7,613,787)
   Other transactions........................................................             74,245              10,761
   Death benefits............................................................           (821,417)           (452,598)
   Net annuity transactions..................................................             (8,457)             14,989
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (9,793,434)        (12,213,414)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (7,429,970)        (11,505,449)

NET ASSETS:
   Beginning of period.......................................................         51,929,550          37,405,899
                                                                               ------------------  ------------------
   End of period.............................................................  $      44,499,580   $      25,900,450
                                                                               ==================  ==================

                                                                                                         HARTFORD
                                                                                    HARTFORD          U.S. GOVERNMENT
                                                                                      STOCK             SECURITIES
                                                                                    HLS FUND             HLS FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $          22,524   $         745,428
   Net realized gain (loss) on security transactions.........................           1,626,935          (1,808,994)
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........             381,713           2,553,722
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           2,031,172           1,490,156
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              50,220             613,585
   Net transfers.............................................................          (1,757,556)          6,199,059
   Surrenders for benefit payments and fees..................................          (4,589,217)        (27,008,282)
   Other transactions........................................................                  61              47,492
   Death benefits............................................................            (197,460)         (3,075,724)
   Net annuity transactions..................................................              (3,785)            (27,411)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (6,497,737)        (23,251,281)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................          (4,466,565)        (21,761,125)

NET ASSETS:
   Beginning of period.......................................................          26,188,515         129,977,972
                                                                               -------------------  ------------------
   End of period.............................................................   $      21,721,950   $     108,216,847
                                                                               ===================  ==================

(14) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-56

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-57

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                   HARTFORD          AMERICAN FUNDS
                                                                                     VALUE                BOND
                                                                                   HLS FUND             HLS FUND
                                                                                  SUB-ACCOUNT       SUB-ACCOUNT (16)
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (119,353)   $          53,557
   Net realized gain (loss) on security transactions.........................          7,189,659              (84,243)
   Net realized gain distributions...........................................                 --              273,951
   Change in unrealized appreciation (depreciation) during the period........            997,756              (11,704)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........          8,068,062              231,561
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            355,771               13,700
   Net transfers.............................................................         (4,862,165)          (5,649,495)
   Surrenders for benefit payments and fees..................................        (18,449,646)            (274,029)
   Other transactions........................................................             72,571                    4
   Death benefits............................................................         (1,697,295)             (46,828)
   Net annuity transactions..................................................            (10,930)                  --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (24,591,694)          (5,956,648)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................        (16,523,632)          (5,725,087)

NET ASSETS:
   Beginning of period.......................................................         98,754,841            5,725,087
                                                                               ------------------  -------------------
   End of period.............................................................  $      82,231,209    $              --
                                                                               ==================  ===================

                                                                                                     AMERICAN FUNDS
                                                                                 AMERICAN FUNDS       GLOBAL SMALL
                                                                                  GLOBAL GROWTH      CAPITALIZATION
                                                                                    HLS FUND            HLS FUND
                                                                                SUB-ACCOUNT (17)    SUB-ACCOUNT (18)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $             282   $          (5,499)
   Net realized gain (loss) on security transactions.........................            (66,238)            (26,871)
   Net realized gain distributions...........................................            174,324             210,975
   Change in unrealized appreciation (depreciation) during the period........           (128,993)           (228,482)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            (20,625)            (49,877)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                250                 270
   Net transfers.............................................................           (351,455)           (893,872)
   Surrenders for benefit payments and fees..................................            (21,759)            (81,883)
   Other transactions........................................................                 --                  --
   Death benefits............................................................                 --             (23,247)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (372,964)           (998,732)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (393,589)         (1,048,609)

NET ASSETS:
   Beginning of period.......................................................            393,589           1,048,609
                                                                               ------------------  ------------------
   End of period.............................................................  $              --   $              --
                                                                               ==================  ==================


                                                                                AMERICAN FUNDS       AMERICAN FUNDS
                                                                                    GROWTH            GROWTH-INCOME
                                                                                   HLS FUND             HLS FUND
                                                                               SUB-ACCOUNT (19)     SUB-ACCOUNT (20)
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (3,906)   $           5,900
   Net realized gain (loss) on security transactions.........................            487,556              341,350
   Net realized gain distributions...........................................          1,529,492              822,181
   Change in unrealized appreciation (depreciation) during the period........         (2,056,075)          (1,119,961)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            (42,933)              49,470
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             35,005               28,412
   Net transfers.............................................................         (4,351,250)          (2,617,933)
   Surrenders for benefit payments and fees..................................           (235,674)            (170,186)
   Other transactions........................................................                 --                   --
   Death benefits............................................................            (19,209)             (14,204)
   Net annuity transactions..................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (4,571,128)          (2,773,911)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................         (4,614,061)          (2,724,441)

NET ASSETS:
   Beginning of period.......................................................          4,614,061            2,724,441
                                                                               ------------------  -------------------
   End of period.............................................................  $              --    $              --
                                                                               ==================  ===================


                                                                                 AMERICAN FUNDS         LORD ABBETT
                                                                                  INTERNATIONAL         FUNDAMENTAL
                                                                                    HLS FUND            EQUITY FUND
                                                                                SUB-ACCOUNT (21)        SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $          10,894   $        (438,194)
   Net realized gain (loss) on security transactions.........................             (34,137)          1,603,923
   Net realized gain distributions...........................................             769,404           7,107,552
   Change in unrealized appreciation (depreciation) during the period........            (984,251)         (5,971,101)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            (238,090)          2,302,180
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................               4,215             124,812
   Net transfers.............................................................          (3,382,424)         (2,647,951)
   Surrenders for benefit payments and fees..................................            (136,726)         (9,312,878)
   Other transactions........................................................                  (1)             70,542
   Death benefits............................................................             (40,006)           (653,716)
   Net annuity transactions..................................................                  --             (10,528)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (3,554,942)        (12,429,719)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................          (3,793,032)        (10,127,539)

NET ASSETS:
   Beginning of period.......................................................           3,793,032          50,242,082
                                                                               -------------------  ------------------
   End of period.............................................................   $              --   $      40,114,543
                                                                               ===================  ==================

                                                                                  LORD ABBETT
                                                                                  CALIBRATED          LORD ABBETT
                                                                                   DIVIDEND              BOND
                                                                                  GROWTH FUND       DEBENTURE FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          43,897   $       1,914,130
   Net realized gain (loss) on security transactions.........................            490,514           1,148,348
   Net realized gain distributions...........................................          2,243,883           1,685,967
   Change in unrealized appreciation (depreciation) during the period........         (1,082,305)         (2,628,328)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,695,989           2,120,117
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             39,592             214,349
   Net transfers.............................................................           (504,825)          3,376,787
   Surrenders for benefit payments and fees..................................         (3,426,174)        (17,370,361)
   Other transactions........................................................             10,511              30,523
   Death benefits............................................................           (364,645)         (1,099,993)
   Net annuity transactions..................................................             (9,993)             (9,001)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (4,255,534)        (14,857,696)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (2,559,545)        (12,737,579)

NET ASSETS:
   Beginning of period.......................................................         19,566,291          74,934,823
                                                                               ------------------  ------------------
   End of period.............................................................  $      17,006,746   $      62,197,244
                                                                               ==================  ==================

(16) Effective October 20, 2014 American Funds Bond HLS Fund merged with HIMCO VIT American Funds Bond Fund.

(17) Effective October 20, 2014 American Funds Global Growth HLS Fund merged with HIMCO VIT American Funds Global Growth Fund.

(18) Effective October 20, 2014 American Funds Global Small Capitalization HLS Fund merged with HIMCO VIT American Funds Global Small Capitalization Fund.

(19) Effective October 20, 2014 American Funds Growth HLS Fund merged with HIMCO VIT American Funds Growth Fund.

(20) Effective October 20, 2014 American Funds Growth-Income HLS Fund merged with HIMCO VIT American Funds Growth-Income Fund.

(21) Effective October 20, 2014 American Funds International HLS Fund merged with HIMCO VIT American Funds International Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-58

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-59

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                  LORD ABBETT          LORD ABBETT
                                                                                  GROWTH AND             CLASSIC
                                                                                  INCOME FUND          STOCK FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $      (1,091,377)   $         (75,338)
   Net realized gain (loss) on security transactions.........................          6,142,995              635,167
   Net realized gain distributions...........................................                 --              934,273
   Change in unrealized appreciation (depreciation) during the period........          2,571,491             (886,636)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........          7,623,109              607,466
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            854,777                4,772
   Net transfers.............................................................         (4,873,047)            (308,891)
   Surrenders for benefit payments and fees..................................        (29,724,651)          (2,251,106)
   Other transactions........................................................            292,916                3,136
   Death benefits............................................................         (2,164,693)            (174,442)
   Net annuity transactions..................................................              1,027               (7,405)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (35,613,671)          (2,733,936)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................        (27,990,562)          (2,126,470)

NET ASSETS:
   Beginning of period.......................................................        149,487,822            9,793,777
                                                                               ------------------  -------------------
   End of period.............................................................  $     121,497,260    $       7,667,307
                                                                               ==================  ===================


                                                                                   MFS(R) CORE         MFS(R) GROWTH
                                                                                  EQUITY SERIES           SERIES
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (37,180)  $         (88,897)
   Net realized gain (loss) on security transactions.........................             202,398             593,625
   Net realized gain distributions...........................................                  --             323,910
   Change in unrealized appreciation (depreciation) during the period........             106,843            (506,832)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             272,061             321,806
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                  --                  --
   Net transfers.............................................................              46,954            (134,480)
   Surrenders for benefit payments and fees..................................            (566,366)         (1,218,804)
   Other transactions........................................................                   2                  27
   Death benefits............................................................             (39,022)            (26,231)
   Net annuity transactions..................................................                  --              44,716
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (558,432)         (1,334,772)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................            (286,371)         (1,012,966)

NET ASSETS:
   Beginning of period.......................................................           3,439,047           5,526,429
                                                                               -------------------  ------------------
   End of period.............................................................  $        3,152,676   $       4,513,463
                                                                               ===================  ==================

                                                                               MFS(R) INVESTORS
                                                                                    GROWTH         MFS(R) INVESTORS
                                                                                 STOCK SERIES        TRUST SERIES
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (36,440)  $         (80,346)
   Net realized gain (loss) on security transactions.........................            194,655             970,773
   Net realized gain distributions...........................................            147,152             562,693
   Change in unrealized appreciation (depreciation) during the period........            (76,598)           (843,758)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            228,769             609,362
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              1,896              34,449
   Net transfers.............................................................            (46,012)           (279,430)
   Surrenders for benefit payments and fees..................................           (363,831)         (1,544,797)
   Other transactions........................................................               (104)                (11)
   Death benefits............................................................            (41,786)           (314,792)
   Net annuity transactions..................................................             (1,547)             80,494
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (451,384)         (2,024,087)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (222,615)         (1,414,725)

NET ASSETS:
   Beginning of period.......................................................          2,801,761           8,392,253
                                                                               ------------------  ------------------
   End of period.............................................................  $       2,579,146   $       6,977,528
                                                                               ==================  ==================


                                                                                  MFS(R) TOTAL         MFS(R) VALUE
                                                                                  RETURN SERIES           SERIES
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (68,712)  $           7,785
   Net realized gain (loss) on security transactions.........................           4,242,853             130,840
   Net realized gain distributions...........................................           1,910,469              71,627
   Change in unrealized appreciation (depreciation) during the period........          (1,439,300)            (15,579)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           4,645,310             194,673
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             432,621               6,323
   Net transfers.............................................................            (571,555)            100,268
   Surrenders for benefit payments and fees..................................         (14,420,691)           (104,731)
   Other transactions........................................................                 712                  (1)
   Death benefits............................................................          (1,487,989)            (22,573)
   Net annuity transactions..................................................             227,889                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (15,819,013)            (20,714)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................         (11,173,703)            173,959

NET ASSETS:
   Beginning of period.......................................................          80,986,063           2,137,071
                                                                               -------------------  ------------------
   End of period.............................................................   $      69,812,360   $       2,311,030
                                                                               ===================  ==================

                                                                                  INVESCO V.I.       UIF CORE PLUS
                                                                                   EQUITY AND        FIXED INCOME
                                                                                   INCOME FUND         PORTFOLIO
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (17,769)  $         666,168
   Net realized gain (loss) on security transactions.........................          1,969,032            (196,584)
   Net realized gain distributions...........................................          1,304,346                  --
   Change in unrealized appreciation (depreciation) during the period........         (1,372,535)          3,028,106
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,883,074           3,497,690
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            182,530             112,352
   Net transfers.............................................................           (297,607)            415,286
   Surrenders for benefit payments and fees..................................         (5,325,044)        (12,486,749)
   Other transactions........................................................             (1,626)              2,293
   Death benefits............................................................         (1,298,276)         (2,286,531)
   Net annuity transactions..................................................            533,529           1,096,140
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (6,206,494)        (13,147,209)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (4,323,420)         (9,649,519)

NET ASSETS:
   Beginning of period.......................................................         30,176,040          64,113,379
                                                                               ------------------  ------------------
   End of period.............................................................  $      25,852,620   $      54,463,860
                                                                               ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-60

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-61

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                 UIF EMERGING        UIF EMERGING
                                                                                 MARKETS DEBT       MARKETS EQUITY
                                                                                   PORTFOLIO           PORTFOLIO
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         193,437   $        (444,329)
   Net realized gain (loss) on security transactions.........................             84,339            (888,494)
   Net realized gain distributions...........................................             40,767                  --
   Change in unrealized appreciation (depreciation) during the period........           (217,790)           (436,936)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            100,753          (1,769,759)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             10,897             136,557
   Net transfers.............................................................           (386,632)             42,278
   Surrenders for benefit payments and fees..................................         (1,325,314)         (6,971,512)
   Other transactions........................................................                 (6)              7,248
   Death benefits............................................................            (33,152)           (353,310)
   Net annuity transactions..................................................             55,287             (29,423)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,678,920)         (7,168,162)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (1,578,167)         (8,937,921)

NET ASSETS:
   Beginning of period.......................................................          6,204,952          36,158,069
                                                                               ------------------  ------------------
   End of period.............................................................  $       4,626,785   $      27,220,148
                                                                               ==================  ==================



                                                                                   UIF GROWTH           UIF MID CAP
                                                                                    PORTFOLIO        GROWTH PORTFOLIO
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $      (1,457,746)  $         (198,659)
   Net realized gain (loss) on security transactions.........................           3,891,315              429,055
   Net realized gain distributions...........................................           6,515,941            1,799,604
   Change in unrealized appreciation (depreciation) during the period........          (4,931,062)          (2,104,666)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........           4,018,448              (74,666)
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             394,296               23,663
   Net transfers.............................................................          (3,883,660)            (357,846)
   Surrenders for benefit payments and fees..................................         (18,928,308)          (3,119,090)
   Other transactions........................................................              (3,861)               1,732
   Death benefits............................................................          (3,181,044)            (167,687)
   Net annuity transactions..................................................           1,058,506              (10,300)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (24,544,071)          (3,629,528)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................         (20,525,623)          (3,704,194)

NET ASSETS:
   Beginning of period.......................................................         103,611,058           15,066,281
                                                                               -------------------  -------------------
   End of period.............................................................   $      83,085,435   $       11,362,087
                                                                               ===================  ===================


                                                                                  INVESCO V.I.      MORGAN STANLEY --
                                                                                    AMERICAN         MID CAP GROWTH
                                                                                   VALUE FUND           PORTFOLIO
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (576,164)  $        (309,116)
   Net realized gain (loss) on security transactions.........................          2,758,516           3,084,371
   Net realized gain distributions...........................................          3,344,315           1,970,325
   Change in unrealized appreciation (depreciation) during the period........         (2,452,362)         (4,925,937)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          3,074,305            (180,357)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            122,644              63,149
   Net transfers.............................................................         (1,631,868)           (287,487)
   Surrenders for benefit payments and fees..................................         (8,247,244)         (3,530,328)
   Other transactions........................................................              5,012                 647
   Death benefits............................................................         (1,403,264)         (1,027,807)
   Net annuity transactions..................................................            (95,363)            (88,565)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (11,250,083)         (4,870,391)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (8,175,778)         (5,050,748)

NET ASSETS:
   Beginning of period.......................................................         46,607,906          22,954,442
                                                                               ------------------  ------------------
   End of period.............................................................  $      38,432,128   $      17,903,694
                                                                               ==================  ==================

                                                                                                   MORGAN STANLEY --
                                                                               MORGAN STANLEY --        GLOBAL
                                                                                 MONEY MARKET       INFRASTRUCTURE
                                                                                   PORTFOLIO           PORTFOLIO
                                                                                  SUB-ACCOUNT      SUB-ACCOUNT (12)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (773,300)  $         250,370
   Net realized gain (loss) on security transactions.........................                 (1)          4,920,225
   Net realized gain distributions...........................................                 --           4,020,261
   Change in unrealized appreciation (depreciation) during the period........                  1          (8,013,507)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           (773,300)          1,177,349
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            123,982                 680
   Net transfers.............................................................         13,151,707         (20,525,596)
   Surrenders for benefit payments and fees..................................        (21,459,994)         (2,301,237)
   Other transactions........................................................                (18)                (16)
   Death benefits............................................................         (1,717,238)           (346,402)
   Net annuity transactions..................................................            372,543            (796,951)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (9,529,018)        (23,969,522)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (10,302,318)        (22,792,173)

NET ASSETS:
   Beginning of period.......................................................         50,064,172          22,792,173
                                                                               ------------------  ------------------
   End of period.............................................................  $      39,761,854   $              --
                                                                               ==================  ==================


                                                                                  INVESCO V.I.           UIF SMALL
                                                                                EQUALLY-WEIGHTED      COMPANY GROWTH
                                                                                  S&P 500 FUND           PORTFOLIO
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $        (275,462)  $         (139,089)
   Net realized gain (loss) on security transactions.........................           3,064,725              556,098
   Net realized gain distributions...........................................           9,875,256            2,004,896
   Change in unrealized appreciation (depreciation) during the period........          (5,602,703)          (3,663,259)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........           7,061,816           (1,241,354)
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             115,132               60,661
   Net transfers.............................................................            (877,684)             144,343
   Surrenders for benefit payments and fees..................................         (12,190,928)          (1,149,805)
   Other transactions........................................................                 575                  (66)
   Death benefits............................................................          (1,699,133)             (78,522)
   Net annuity transactions..................................................             312,564                   --
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (14,339,474)          (1,023,389)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................          (7,277,658)          (2,264,743)

NET ASSETS:
   Beginning of period.......................................................          68,244,360            8,395,548
                                                                               -------------------  -------------------
   End of period.............................................................   $      60,966,702   $        6,130,805
                                                                               ===================  ===================

(12) Effective April 28, 2014 Morgan Stanley -- Global Infrastructure Portfolio merged with UIF Global Infrastructure Portfolio.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-62

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-63

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                       OPPENHEIMER
                                                                                  UIF GLOBAL            DISCOVERY
                                                                                   FRANCHISE         MID CAP GROWTH
                                                                                   PORTFOLIO             FUND/VA
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (4,446)   $         (83,623)
   Net realized gain (loss) on security transactions.........................            626,317              641,146
   Net realized gain distributions...........................................          1,678,393                   --
   Change in unrealized appreciation (depreciation) during the period........         (2,047,708)            (385,768)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            252,556              171,755
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             73,139                5,676
   Net transfers.............................................................           (843,389)             (89,510)
   Surrenders for benefit payments and fees..................................         (1,979,631)          (1,264,208)
   Other transactions........................................................                 (1)               2,257
   Death benefits............................................................           (253,405)             (18,675)
   Net annuity transactions..................................................             (1,860)                  --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (3,005,147)          (1,364,460)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................         (2,752,591)          (1,192,705)

NET ASSETS:
   Beginning of period.......................................................         13,204,104            6,137,799
                                                                               ------------------  -------------------
   End of period.............................................................  $      10,451,513    $       4,945,094
                                                                               ==================  ===================

                                                                                   OPPENHEIMER
                                                                                     CAPITAL           OPPENHEIMER
                                                                                  APPRECIATION           GLOBAL
                                                                                     FUND/VA             FUND/VA
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (632,344)  $        (993,286)
   Net realized gain (loss) on security transactions.........................          4,894,859           6,699,312
   Net realized gain distributions...........................................          1,111,070           7,355,905
   Change in unrealized appreciation (depreciation) during the period........             26,631         (11,932,791)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          5,400,216           1,129,140
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            213,821             737,083
   Net transfers.............................................................         (3,058,492)         (3,171,710)
   Surrenders for benefit payments and fees..................................         (8,752,679)        (35,395,853)
   Other transactions........................................................              1,851             266,167
   Death benefits............................................................           (795,633)         (2,341,269)
   Net annuity transactions..................................................            (38,969)             (2,520)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (12,430,101)        (39,908,102)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (7,029,885)        (38,778,962)

NET ASSETS:
   Beginning of period.......................................................         48,558,909         179,623,326
                                                                               ------------------  ------------------
   End of period.............................................................  $      41,529,024   $     140,844,364
                                                                               ==================  ==================

                                                                                                       OPPENHEIMER
                                                                                  OPPENHEIMER          MAIN STREET
                                                                                  MAIN STREET           SMALL CAP
                                                                                    FUND/VA              FUND/VA
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (84,337)   $        (736,932)
   Net realized gain (loss) on security transactions.........................            979,266            6,388,629
   Net realized gain distributions...........................................            199,550           10,399,692
   Change in unrealized appreciation (depreciation) during the period........           (278,965)          (9,339,365)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            815,514            6,712,024
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             21,680              398,255
   Net transfers.............................................................           (930,415)            (725,178)
   Surrenders for benefit payments and fees..................................         (1,670,814)         (15,909,467)
   Other transactions........................................................              7,027               34,993
   Death benefits............................................................            (88,564)          (1,485,371)
   Net annuity transactions..................................................                 --              (13,412)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (2,661,086)         (17,700,180)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................         (1,845,572)         (10,988,156)

NET ASSETS:
   Beginning of period.......................................................         11,128,860           81,069,396
                                                                               ------------------  -------------------
   End of period.............................................................  $       9,283,288    $      70,081,240
                                                                               ==================  ===================


                                                                                    PUTNAM VT           PUTNAM VT
                                                                                   DIVERSIFIED        GLOBAL ASSET
                                                                                   INCOME FUND       ALLOCATION FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $       2,990,476   $         108,479
   Net realized gain (loss) on security transactions.........................         (1,046,614)            580,189
   Net realized gain distributions...........................................                 --             502,549
   Change in unrealized appreciation (depreciation) during the period........         (2,234,407)           (301,903)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           (290,545)            889,314
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            402,698              22,902
   Net transfers.............................................................          2,069,098              92,041
   Surrenders for benefit payments and fees..................................        (11,792,301)         (2,652,515)
   Other transactions........................................................              2,442               1,609
   Death benefits............................................................           (964,418)           (153,546)
   Net annuity transactions..................................................             (1,347)            (21,503)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (10,283,828)         (2,711,012)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (10,574,373)         (1,821,698)

NET ASSETS:
   Beginning of period.......................................................         47,690,027          12,520,805
                                                                               ------------------  ------------------
   End of period.............................................................  $      37,115,654   $      10,699,107
                                                                               ==================  ==================


                                                                                   PUTNAM VT           PUTNAM VT
                                                                                  GROWTH AND         INTERNATIONAL
                                                                                  INCOME FUND         VALUE FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (18,322)  $           5,699
   Net realized gain (loss) on security transactions.........................            100,013             337,541
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........            420,669          (1,958,244)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            502,360          (1,615,004)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             24,324              49,718
   Net transfers.............................................................          1,493,242           1,915,213
   Surrenders for benefit payments and fees..................................         (1,428,299)         (3,555,335)
   Other transactions........................................................              1,288              47,031
   Death benefits............................................................           (209,550)           (188,349)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (118,995)         (1,731,722)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            383,365          (3,346,726)

NET ASSETS:
   Beginning of period.......................................................          6,304,638          17,433,443
                                                                               ------------------  ------------------
   End of period.............................................................  $       6,688,003   $      14,086,717
                                                                               ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-64

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-65

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                   PUTNAM VT           PUTNAM VT
                                                                                 INTERNATIONAL         INVESTORS
                                                                                  EQUITY FUND            FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (352,405)  $        (110,208)
   Net realized gain (loss) on security transactions.........................         (1,967,664)          2,839,452
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........         (1,761,389)            674,000
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         (4,081,458)          3,403,244
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            290,450             140,886
   Net transfers.............................................................          1,864,121          (2,716,745)
   Surrenders for benefit payments and fees..................................        (10,586,837)         (5,004,073)
   Other transactions........................................................               (955)                417
   Death benefits............................................................           (954,595)           (471,451)
   Net annuity transactions..................................................             (6,502)            (16,146)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (9,394,318)         (8,067,112)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (13,475,776)         (4,663,868)

NET ASSETS:
   Beginning of period.......................................................         57,224,039          32,480,090
                                                                               ------------------  ------------------
   End of period.............................................................  $      43,748,263   $      27,816,222
                                                                               ==================  ==================

                                                                                    PUTNAM VT            PUTNAM VT
                                                                                    MULTI-CAP            SMALL CAP
                                                                                   GROWTH FUND          VALUE FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $        (206,681)  $        (454,146)
   Net realized gain (loss) on security transactions.........................           1,395,351          (2,514,747)
   Net realized gain distributions...........................................                  --           9,403,544
   Change in unrealized appreciation (depreciation) during the period........           1,051,264          (5,916,199)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           2,239,934             518,452
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              56,430             216,800
   Net transfers.............................................................          (1,173,144)           (847,233)
   Surrenders for benefit payments and fees..................................          (4,553,642)         (9,233,373)
   Other transactions........................................................              60,450               1,812
   Death benefits............................................................            (254,860)           (900,930)
   Net annuity transactions..................................................                  --              (3,178)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (5,864,766)        (10,766,102)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................          (3,624,832)        (10,247,650)

NET ASSETS:
   Beginning of period.......................................................          21,864,283          44,734,879
                                                                               -------------------  ------------------
   End of period.............................................................   $      18,239,451   $      34,487,229
                                                                               ===================  ==================

                                                                                   PUTNAM VT
                                                                                 GEORGE PUTNAM         PUTNAM VT
                                                                                 BALANCED FUND       VOYAGER FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $           5,866   $         (50,098)
   Net realized gain (loss) on security transactions.........................           (205,816)          1,088,695
   Net realized gain distributions...........................................                 --             119,476
   Change in unrealized appreciation (depreciation) during the period........            836,498            (709,355)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            636,548             448,718
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             55,438              15,140
   Net transfers.............................................................            735,785            (584,123)
   Surrenders for benefit payments and fees..................................         (1,506,045)         (1,865,419)
   Other transactions........................................................              9,842               8,448
   Death benefits............................................................           (370,579)            (81,512)
   Net annuity transactions..................................................               (534)                 --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,076,093)         (2,507,466)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (439,545)         (2,058,748)

NET ASSETS:
   Beginning of period.......................................................          7,506,232           6,889,065
                                                                               ------------------  ------------------
   End of period.............................................................  $       7,066,687   $       4,830,317
                                                                               ==================  ==================

                                                                                    PUTNAM VT          INVESCO V.I.
                                                                                     EQUITY             GROWTH AND
                                                                                   INCOME FUND          INCOME FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $          69,819    $        (142,242)
   Net realized gain (loss) on security transactions.........................           2,545,542            6,874,475
   Net realized gain distributions...........................................                  --            9,206,405
   Change in unrealized appreciation (depreciation) during the period........            (483,826)          (9,520,132)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........           2,131,535            6,418,506
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             163,148              294,348
   Net transfers.............................................................          (1,239,711)          (1,873,226)
   Surrenders for benefit payments and fees..................................          (3,930,098)         (16,171,547)
   Other transactions........................................................              16,620               33,221
   Death benefits............................................................            (478,687)          (2,326,411)
   Net annuity transactions..................................................                  --              301,085
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (5,468,728)         (19,742,530)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................          (3,337,193)         (13,324,024)

NET ASSETS:
   Beginning of period.......................................................          22,387,102           89,403,444
                                                                               -------------------  -------------------
   End of period.............................................................   $      19,049,909    $      76,079,420
                                                                               ===================  ===================

                                                                                                      INVESCO V.I.
                                                                                  INVESCO V.I.          AMERICAN
                                                                                  COMSTOCK FUND      FRANCHISE FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (608,454)  $         (30,152)
   Net realized gain (loss) on security transactions.........................          8,080,634             260,713
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........         (1,469,598)           (145,481)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          6,002,582              85,080
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            380,856                  10
   Net transfers.............................................................         (3,489,178)             78,056
   Surrenders for benefit payments and fees..................................        (18,951,624)           (398,368)
   Other transactions........................................................             13,744                   2
   Death benefits............................................................         (2,201,206)            (22,859)
   Net annuity transactions..................................................             59,585              27,183
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (24,187,823)           (315,976)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (18,185,241)           (230,896)

NET ASSETS:
   Beginning of period.......................................................         98,004,794           1,557,011
                                                                               ------------------  ------------------
   End of period.............................................................  $      79,819,553   $       1,326,115
                                                                               ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-66

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-67

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                       WELLS FARGO
                                                                                 INVESCO V.I.         ADVANTAGE VT
                                                                                    MID CAP            INDEX ASSET
                                                                                  GROWTH FUND        ALLOCATION FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (20,550)   $          (1,219)
   Net realized gain (loss) on security transactions.........................             67,014               14,001
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........              7,702               48,588
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........             54,166               61,370
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --                   --
   Net transfers.............................................................            (50,742)              22,820
   Surrenders for benefit payments and fees..................................           (162,739)             (60,658)
   Other transactions........................................................                 --                   --
   Death benefits............................................................               (752)               2,666
   Net annuity transactions..................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (214,233)             (35,172)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................           (160,067)              26,198

NET ASSETS:
   Beginning of period.......................................................          1,083,988              406,621
                                                                               ------------------  -------------------
   End of period.............................................................  $         923,921    $         432,819
                                                                               ==================  ===================

                                                                                   WELLS FARGO         WELLS FARGO
                                                                                  ADVANTAGE VT        ADVANTAGE VT
                                                                                  TOTAL RETURN          INTRINSIC
                                                                                    BOND FUND          VALUE FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (4,621)  $          (9,140)
   Net realized gain (loss) on security transactions.........................              5,030             109,303
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........             65,982              22,327
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             66,391             122,490
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --                 452
   Net transfers.............................................................             21,114             (35,552)
   Surrenders for benefit payments and fees..................................           (194,595)           (169,633)
   Other transactions........................................................                 65                  (4)
   Death benefits............................................................               (562)            (10,026)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (173,978)           (214,763)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (107,587)            (92,273)

NET ASSETS:
   Beginning of period.......................................................          1,721,285           1,514,341
                                                                               ------------------  ------------------
   End of period.............................................................  $       1,613,698   $       1,422,068
                                                                               ==================  ==================

                                                                                  WELLS FARGO          WELLS FARGO
                                                                                 ADVANTAGE VT         ADVANTAGE VT
                                                                                 INTERNATIONAL          SMALL CAP
                                                                                  EQUITY FUND          GROWTH FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $              32    $         (27,259)
   Net realized gain (loss) on security transactions.........................               (641)              53,815
   Net realized gain distributions...........................................              2,191              163,618
   Change in unrealized appreciation (depreciation) during the period........             (9,798)            (268,055)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........             (8,216)             (77,881)
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --                  301
   Net transfers.............................................................              4,387              169,502
   Surrenders for benefit payments and fees..................................            (93,409)            (433,297)
   Other transactions........................................................                 --                  297
   Death benefits............................................................            (12,870)             (12,648)
   Net annuity transactions..................................................                 --                1,040
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (101,892)            (274,805)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................           (110,108)            (352,686)

NET ASSETS:
   Beginning of period.......................................................            188,034            2,054,694
                                                                               ------------------  -------------------
   End of period.............................................................  $          77,926    $       1,702,008
                                                                               ==================  ===================

                                                                                                       WELLS FARGO
                                                                                   WELLS FARGO        ADVANTAGE VT
                                                                                  ADVANTAGE VT          SMALL CAP
                                                                                 DISCOVERY FUND        VALUE FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (5,857)  $          (1,493)
   Net realized gain (loss) on security transactions.........................             13,695                (304)
   Net realized gain distributions...........................................             51,509                  --
   Change in unrealized appreciation (depreciation) during the period........            (63,966)              5,034
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             (4,619)              3,237
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --                 200
   Net transfers.............................................................             32,861                  90
   Surrenders for benefit payments and fees..................................            (30,660)            (34,882)
   Other transactions........................................................                 --                  --
   Death benefits............................................................                 --                  --
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....              2,201             (34,592)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................             (2,418)            (31,355)

NET ASSETS:
   Beginning of period.......................................................            429,431             113,720
                                                                               ------------------  ------------------
   End of period.............................................................  $         427,013   $          82,365
                                                                               ==================  ==================

                                                                                                      UIF GLOBAL
                                                                                  WELLS FARGO       INFRASTRUCTURE
                                                                                 ADVANTAGE VT          PORTFOLIO
                                                                               OPPORTUNITY FUND       SUB-ACCOUNT
                                                                                  SUB-ACCOUNT          (12)(13)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (5,979)  $        (226,116)
   Net realized gain (loss) on security transactions.........................             18,940             261,725
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........             21,687           1,542,489
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             34,648           1,578,098
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --               8,026
   Net transfers.............................................................               (144)         20,369,847
   Surrenders for benefit payments and fees..................................           (107,661)         (3,286,425)
   Other transactions........................................................                 (5)             (1,472)
   Death benefits............................................................                 --            (319,208)
   Net annuity transactions..................................................                 --           1,538,078
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (107,810)         18,308,846
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            (73,162)         19,886,944

NET ASSETS:
   Beginning of period.......................................................            415,567                  --
                                                                               ------------------  ------------------
   End of period.............................................................  $         342,405   $      19,886,944
                                                                               ==================  ==================

(12) Effective April 28, 2014 Morgan Stanley -- Global Infrastructure Portfolio merged with UIF Global Infrastructure Portfolio.

(13)  Funded as of April 25, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-68

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-69

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------




                                                                                                       HIMCO VIT
                                                                                    HIMCO VIT       AMERICAN FUNDS
                                                                                   INDEX FUND          BOND FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                                    (14)(15)           (16)(15)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (64,292)  $         (12,564)
   Net realized gain (loss) on security transactions.........................            171,635                (238)
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........          1,556,312               6,092
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,663,655              (6,710)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             10,495                  --
   Net transfers.............................................................         18,014,151           5,944,242
   Surrenders for benefit payments and fees..................................           (982,916)            (53,312)
   Other transactions........................................................                 30                  (1)
   Death benefits............................................................           (117,087)            (53,868)
   Net annuity transactions..................................................             19,669                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         16,944,342           5,837,061
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         18,607,997           5,830,351

NET ASSETS:
   Beginning of period.......................................................                 --                  --
                                                                               ------------------  ------------------
   End of period.............................................................  $      18,607,997   $       5,830,351
                                                                               ==================  ==================

                                                                                                       HIMCO VIT
                                                                                    HIMCO VIT       AMERICAN FUNDS
                                                                                 AMERICAN FUNDS      GLOBAL SMALL
                                                                                     GLOBAL         CAPITALIZATION
                                                                                   GROWTH FUND           FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                                    (17)(15)           (18)(15)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $           (804)  $          (2,191)
   Net realized gain (loss) on security transactions.........................                414                 373
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........             24,240              63,538
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             23,850              61,720
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 50                  --
   Net transfers.............................................................            351,888           1,003,608
   Surrenders for benefit payments and fees..................................             (4,570)             (5,777)
   Other transactions........................................................                 --                  --
   Death benefits............................................................                 --                  --
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            347,368             997,831
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            371,218           1,059,551

NET ASSETS:
   Beginning of period.......................................................                 --                  --
                                                                               ------------------  ------------------
   End of period.............................................................   $        371,218   $       1,059,551
                                                                               ==================  ==================


                                                                                                         HIMCO VIT
                                                                                    HIMCO VIT         AMERICAN FUNDS
                                                                                 AMERICAN FUNDS        GROWTH-INCOME
                                                                                   GROWTH FUND             FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                                    (19)(15)             (20)(15)
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $          (9,890)  $          (5,802)
   Net realized gain (loss) on security transactions.........................               4,370               1,965
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........             367,974             189,725
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             362,454             185,888
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                  --                  --
   Net transfers.............................................................           4,363,336           2,584,814
   Surrenders for benefit payments and fees..................................             (34,195)            (21,537)
   Other transactions........................................................                  (2)                 --
   Death benefits............................................................             (17,304)                 --
   Net annuity transactions..................................................                  --                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           4,311,835           2,563,277
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................           4,674,289           2,749,165

NET ASSETS:
   Beginning of period.......................................................                  --                  --
                                                                               -------------------  ------------------
   End of period.............................................................   $       4,674,289   $       2,749,165
                                                                               ===================  ==================



                                                                                    HIMCO VIT
                                                                                 AMERICAN FUNDS
                                                                               INTERNATIONAL FUND
                                                                                   SUB-ACCOUNT
                                                                                    (21)(15)
                                                                               -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $          (8,043)
   Net realized gain (loss) on security transactions.........................               2,123
   Net realized gain distributions...........................................                  --
   Change in unrealized appreciation (depreciation) during the period........             106,014
                                                                               -------------------
   Net increase (decrease) in net assets resulting from operations...........             100,094
                                                                               -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                  --
   Net transfers.............................................................           3,580,246
   Surrenders for benefit payments and fees..................................             (31,626)
   Other transactions........................................................                  --
   Death benefits............................................................             (12,076)
   Net annuity transactions..................................................                  --
                                                                               -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           3,536,544
                                                                               -------------------
   Net increase (decrease) in net assets.....................................           3,636,638

NET ASSETS:
   Beginning of period.......................................................                  --
                                                                               -------------------
   End of period.............................................................   $       3,636,638
                                                                               ===================

(14) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

(15)  Funded as of October 17, 2014.

(16) Effective October 20, 2014 American Funds Bond HLS Fund merged with HIMCO VIT American Funds Bond Fund.

(17) Effective October 20, 2014 American Funds Global Growth HLS Fund merged with HIMCO VIT American Funds Global Growth Fund.

(18) Effective October 20, 2014 American Funds Global Small Capitalization HLS Fund merged with HIMCO VIT American Funds Global Small Capitalization Fund.

(19) Effective October 20, 2014 American Funds Growth HLS Fund merged with HIMCO VIT American Funds Growth Fund.

(20) Effective October 20, 2014 American Funds Growth-Income HLS Fund merged with HIMCO VIT American Funds Growth-Income Fund.

(21) Effective October 20, 2014 American Funds International HLS Fund merged with HIMCO VIT American Funds International Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-70

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-71

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                              ALLIANCEBERNSTEIN
                                                                                VPS BALANCED       ALLIANCEBERNSTEIN
                                                                               WEALTH STRATEGY     VPS INTERNATIONAL
                                                                                  PORTFOLIO         VALUE PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          350,876   $        4,667,845
   Net realized gain (loss) on security transactions.......................           1,786,631          (43,644,736)
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......           5,388,787           63,091,329
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           7,526,294           24,114,438
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             594,102            1,164,441
   Net transfers...........................................................         (11,510,612)         (47,405,209)
   Surrenders for benefit payments and fees................................         (17,732,651)         (39,980,011)
   Other transactions......................................................             206,828              780,902
   Death benefits..........................................................            (925,939)          (2,606,844)
   Net annuity transactions................................................                  --                4,333
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (29,368,272)         (88,042,388)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................         (21,841,978)         (63,927,950)

NET ASSETS:
   Beginning of period.....................................................          65,909,035          163,898,336
                                                                             -------------------  -------------------
   End of period...........................................................  $       44,067,057   $       99,970,386
                                                                             ===================  ===================

                                                                              ALLIANCEBERNSTEIN
                                                                                 VPS SMALL/        ALLIANCEBERNSTEIN
                                                                                MID CAP VALUE             VPS
                                                                                  PORTFOLIO         VALUE PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (327,151)  $          188,628
   Net realized gain (loss) on security transactions.......................           2,327,204           (4,349,614)
   Net realized gain distributions.........................................           1,535,079                   --
   Change in unrealized appreciation (depreciation) during the period......           5,018,096           25,901,451
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           8,553,228           21,740,465
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             158,141              660,519
   Net transfers...........................................................          (1,481,372)         (26,241,060)
   Surrenders for benefit payments and fees................................          (9,441,945)         (21,577,737)
   Other transactions......................................................             131,240              347,969
   Death benefits..........................................................            (485,661)          (1,363,961)
   Net annuity transactions................................................              (2,693)               1,895
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (11,122,290)         (48,172,375)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (2,569,062)         (26,431,910)

NET ASSETS:
   Beginning of period.....................................................          28,407,777           82,321,666
                                                                             -------------------  -------------------
   End of period...........................................................  $       25,838,715   $       55,889,756
                                                                             ===================  ===================

                                                                              ALLIANCEBERNSTEIN
                                                                                     VPS             INVESCO V.I.
                                                                                INTERNATIONAL         GOVERNMENT
                                                                              GROWTH PORTFOLIO      SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (84,879)   $         127,821
   Net realized gain (loss) on security transactions.......................            (826,566)             100,519
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......           1,922,330             (923,372)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           1,010,885             (695,032)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              85,716               32,070
   Net transfers...........................................................          (1,891,117)             184,511
   Surrenders for benefit payments and fees................................          (2,403,567)          (3,498,759)
   Other transactions......................................................              67,513                   (3)
   Death benefits..........................................................            (319,573)            (533,449)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (4,461,028)          (3,815,630)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (3,450,143)          (4,510,662)

NET ASSETS:
   Beginning of period.....................................................          10,988,655           16,347,534
                                                                             -------------------  -------------------
   End of period...........................................................  $        7,538,512    $      11,836,872
                                                                             ===================  ===================


                                                                                INVESCO V.I.         INVESCO V.I.
                                                                                 HIGH YIELD          INTERNATIONAL
                                                                                    FUND              GROWTH FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          410,882    $             323
   Net realized gain (loss) on security transactions.......................             393,277               62,304
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......             (97,953)             112,976
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             706,206              175,603
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              34,875                3,000
   Net transfers...........................................................             186,427              (39,093)
   Surrenders for benefit payments and fees................................          (3,538,275)             (76,008)
   Other transactions......................................................                  10                    1
   Death benefits..........................................................            (333,475)             (30,700)
   Net annuity transactions................................................             110,303                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (3,540,135)            (142,800)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (2,833,929)              32,803

NET ASSETS:
   Beginning of period.....................................................          15,820,202            1,065,264
                                                                             -------------------  -------------------
   End of period...........................................................  $       12,986,273    $       1,098,067
                                                                             ===================  ===================


                                                                                INVESCO V.I.         INVESCO V.I.
                                                                                 DIVERSIFIED             MONEY
                                                                                DIVIDEND FUND         MARKET FUND
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT (1)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          442,479    $        (157,580)
   Net realized gain (loss) on security transactions.......................           2,994,798                   --
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......          13,184,265                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          16,621,542             (157,580)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             130,386              285,742
   Net transfers...........................................................            (405,876)          69,850,281
   Surrenders for benefit payments and fees................................          (9,802,667)         (32,122,352)
   Other transactions......................................................              (3,354)             259,205
   Death benefits..........................................................          (2,862,278)            (317,143)
   Net annuity transactions................................................             152,779                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (12,791,010)          37,955,733
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................           3,830,532           37,798,153

NET ASSETS:
   Beginning of period.....................................................          62,188,170                   --
                                                                             -------------------  -------------------
   End of period...........................................................  $       66,018,702    $      37,798,153
                                                                             ===================  ===================

(1)   Funded as of July 17, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-72

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-73

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                                 AMERICAN FUNDS
                                                                                     GLOBAL          AMERICAN FUNDS
                                                                                   GROWTH FUND         GROWTH FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (273,918)  $      (1,916,726)
   Net realized gain (loss) on security transactions.........................          4,496,397          17,962,980
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........          4,237,235          28,054,412
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          8,459,714          44,100,666
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             52,687             652,137
   Net transfers.............................................................         (2,163,201)         (6,008,555)
   Surrenders for benefit payments and fees..................................         (7,114,384)        (36,601,695)
   Other transactions........................................................                250               3,964
   Death benefits............................................................           (656,131)         (5,025,488)
   Net annuity transactions..................................................             68,574             667,107
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (9,812,205)        (46,312,530)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (1,352,491)         (2,211,864)

NET ASSETS:
   Beginning of period.......................................................         37,458,032         182,970,591
                                                                               ------------------  ------------------
   End of period.............................................................  $      36,105,541   $     180,758,727
                                                                               ==================  ==================


                                                                                AMERICAN FUNDS       AMERICAN FUNDS
                                                                                 GROWTH-INCOME        INTERNATIONAL
                                                                                     FUND                 FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $      (1,096,032)  $        (394,084)
   Net realized gain (loss) on security transactions.........................         14,048,486           4,685,377
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........         32,011,049           6,223,712
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         44,963,503          10,515,005
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            650,159              98,548
   Net transfers.............................................................         (4,358,476)         (1,248,065)
   Surrenders for benefit payments and fees..................................        (33,902,509)        (13,311,438)
   Other transactions........................................................              1,958                 284
   Death benefits............................................................         (4,838,461)         (1,628,420)
   Net annuity transactions..................................................            840,910             210,411
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (41,606,419)        (15,878,680)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................          3,357,084          (5,363,675)

NET ASSETS:
   Beginning of period.......................................................        164,643,394          63,751,033
                                                                               ------------------  ------------------
   End of period.............................................................  $     168,000,478   $      58,387,358
                                                                               ==================  ==================

                                                                                AMERICAN FUNDS        WELLS FARGO
                                                                                 GLOBAL SMALL        ADVANTAGE VT
                                                                                CAPITALIZATION           OMEGA
                                                                                     FUND             GROWTH FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (202,047)  $         (38,362)
   Net realized gain (loss) on security transactions.........................          2,373,875             222,972
   Net realized gain distributions...........................................                 --             220,548
   Change in unrealized appreciation (depreciation) during the period........          2,170,831             446,002
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          4,342,659             851,160
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              2,845               2,499
   Net transfers.............................................................           (880,891)           (227,663)
   Surrenders for benefit payments and fees..................................         (4,110,001)           (427,433)
   Other transactions........................................................                 98                   1
   Death benefits............................................................           (302,055)            (17,291)
   Net annuity transactions..................................................             91,950                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (5,198,054)           (669,887)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (855,395)            181,273

NET ASSETS:
   Beginning of period.......................................................         19,223,575           2,561,880
                                                                               ------------------  ------------------
   End of period.............................................................  $      18,368,180   $       2,743,153
                                                                               ==================  ==================


                                                                                 FIDELITY(R) VIP
                                                                                  EQUITY-INCOME      FIDELITY(R) VIP
                                                                                    PORTFOLIO       GROWTH PORTFOLIO
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         220,340   $        (555,922)
   Net realized gain (loss) on security transactions.........................         (3,905,290)          6,902,587
   Net realized gain distributions...........................................          4,606,246              17,410
   Change in unrealized appreciation (depreciation) during the period........         18,754,959           3,802,255
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         19,676,255          10,166,330
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            584,669             390,860
   Net transfers.............................................................        (14,072,750)        (12,024,763)
   Surrenders for benefit payments and fees..................................        (23,846,083)        (11,328,368)
   Other transactions........................................................            290,865             155,948
   Death benefits............................................................         (1,409,812)           (473,353)
   Net annuity transactions..................................................              9,086               2,065
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (38,444,025)        (23,277,611)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (18,767,770)        (13,111,281)

NET ASSETS:
   Beginning of period.......................................................         89,916,855          40,555,290
                                                                               ------------------  ------------------
   End of period.............................................................  $      71,149,085   $      27,444,009
                                                                               ==================  ==================


                                                                                FIDELITY(R) VIP      FIDELITY(R) VIP
                                                                                  CONTRAFUND             MID CAP
                                                                                   PORTFOLIO            PORTFOLIO
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $      (2,958,240)   $     (1,308,701)
   Net realized gain (loss) on security transactions.........................        (10,731,859)          2,682,816
   Net realized gain distributions...........................................             83,343          11,194,985
   Change in unrealized appreciation (depreciation) during the period........        104,052,632          16,112,324
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         90,445,876          28,681,424
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          3,890,723             773,654
   Net transfers.............................................................        (63,677,224)        (13,342,067)
   Surrenders for benefit payments and fees..................................       (112,848,448)        (29,915,557)
   Other transactions........................................................          1,792,095             378,281
   Death benefits............................................................         (4,795,343)         (1,435,775)
   Net annuity transactions..................................................            194,717               2,927
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....       (175,443,480)        (43,538,537)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (84,997,604)        (14,857,113)

NET ASSETS:
   Beginning of period.......................................................        394,673,248         105,346,954
                                                                               ------------------  ------------------
   End of period.............................................................  $     309,675,644    $     90,489,841
                                                                               ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-74

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-75

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                                    FIDELITY(R) VIP
                                                                               FIDELITY(R) VIP      DYNAMIC CAPITAL
                                                                              VALUE STRATEGIES       APPRECIATION
                                                                                  PORTFOLIO            PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (143,985)  $          (85,917)
   Net realized gain (loss) on security transactions.......................             695,182              689,642
   Net realized gain distributions.........................................                  --              531,527
   Change in unrealized appreciation (depreciation) during the period......           2,579,229              728,036
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           3,130,426            1,863,288
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             133,005               87,795
   Net transfers...........................................................          (1,381,665)           1,860,586
   Surrenders for benefit payments and fees................................          (3,489,439)          (1,346,457)
   Other transactions......................................................              49,265               14,296
   Death benefits..........................................................             (70,447)             (60,849)
   Net annuity transactions................................................              11,238                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (4,748,043)             555,371
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (1,617,617)           2,418,659

NET ASSETS:
   Beginning of period.....................................................          12,743,430            4,878,077
                                                                             -------------------  -------------------
   End of period...........................................................  $       11,125,813   $        7,296,736
                                                                             ===================  ===================

                                                                                                       FRANKLIN
                                                                                  FRANKLIN           SMALL-MID CAP
                                                                                   INCOME               GROWTH
                                                                               SECURITIES FUND      SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         217,531    $        (441,138)
   Net realized gain (loss) on security transactions.......................              50,628            1,725,998
   Net realized gain distributions.........................................                  --            1,457,460
   Change in unrealized appreciation (depreciation) during the period......             241,744            4,111,035
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             509,903            6,853,355
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 363               46,477
   Net transfers...........................................................             184,593             (279,080)
   Surrenders for benefit payments and fees................................            (205,255)          (4,408,660)
   Other transactions......................................................                  --                  530
   Death benefits..........................................................             (27,100)            (352,774)
   Net annuity transactions................................................              (2,073)              83,366
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (49,472)          (4,910,141)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             460,431            1,943,214

NET ASSETS:
   Beginning of period.....................................................           4,044,496           21,352,705
                                                                             -------------------  -------------------
   End of period...........................................................   $       4,504,927    $      23,295,919
                                                                             ===================  ===================

                                                                                  FRANKLIN            FRANKLIN
                                                                                  SMALL CAP           STRATEGIC
                                                                                    VALUE              INCOME
                                                                               SECURITIES FUND     SECURITIES FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................   $           1,144   $       2,921,487
   Net realized gain (loss) on security transactions.......................              59,650           2,182,032
   Net realized gain distributions.........................................              13,699             897,302
   Change in unrealized appreciation (depreciation) during the period......             166,574          (4,951,560)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........             241,067           1,049,261
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               2,000             178,169
   Net transfers...........................................................             (36,503)         (1,874,559)
   Surrenders for benefit payments and fees................................             (41,563)        (16,629,166)
   Other transactions......................................................                   1                 (23)
   Death benefits..........................................................             (18,772)         (1,917,482)
   Net annuity transactions................................................                  --             579,062
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (94,837)        (19,663,999)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................             146,230         (18,614,738)

NET ASSETS:
   Beginning of period.....................................................             755,818          81,403,803
                                                                             -------------------  ------------------
   End of period...........................................................   $         902,048   $      62,789,065
                                                                             ===================  ==================

                                                                                                      TEMPLETON
                                                                                                     DEVELOPING
                                                                                MUTUAL SHARES          MARKETS
                                                                               SECURITIES FUND     SECURITIES FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $          62,062   $          23,913
   Net realized gain (loss) on security transactions.......................          5,229,611             666,460
   Net realized gain distributions.........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period......          8,594,382          (1,079,719)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........         13,886,055            (389,346)
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................            262,097               7,549
   Net transfers...........................................................         (2,235,676)            (39,474)
   Surrenders for benefit payments and fees................................        (11,790,376)         (3,588,359)
   Other transactions......................................................              1,225                 (47)
   Death benefits..........................................................         (1,553,638)           (155,922)
   Net annuity transactions................................................            105,297             (17,693)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (15,211,071)         (3,793,946)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................         (1,325,016)         (4,183,292)

NET ASSETS:
   Beginning of period.....................................................         59,638,157          15,635,259
                                                                             ------------------  ------------------
   End of period...........................................................  $      58,313,141   $      11,451,967
                                                                             ==================  ==================


                                                                                  TEMPLETON             MUTUAL
                                                                                   GROWTH          GLOBAL DISCOVERY
                                                                               SECURITIES FUND      SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          160,332   $            3,936
   Net realized gain (loss) on security transactions.......................           1,297,175               27,054
   Net realized gain distributions.........................................                  --               36,492
   Change in unrealized appreciation (depreciation) during the period......           3,199,941               36,362
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           4,657,448              103,844
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              30,902                  250
   Net transfers...........................................................          (1,313,669)             (82,547)
   Surrenders for benefit payments and fees................................          (4,510,962)             (12,434)
   Other transactions......................................................               1,137                   --
   Death benefits..........................................................            (470,283)                  --
   Net annuity transactions................................................              (5,446)                  --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (6,268,321)             (94,731)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (1,610,873)               9,113

NET ASSETS:
   Beginning of period.....................................................          19,167,651              428,172
                                                                             -------------------  -------------------
   End of period...........................................................  $       17,556,778   $          437,285
                                                                             ===================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-76

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-77

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                                  TEMPLETON            HARTFORD
                                                                                 GLOBAL BOND           BALANCED
                                                                               SECURITIES FUND         HLS FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $          56,418    $       (102,993)
   Net realized gain (loss) on security transactions........................             11,218           1,199,772
   Net realized gain distributions..........................................             19,822                  --
   Change in unrealized appreciation (depreciation) during the period.......            (80,980)          6,952,563
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........              6,478           8,049,342
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................                 --             639,826
   Net transfers............................................................             66,238            (559,374)
   Surrenders for benefit payments and fees.................................            (84,743)        (12,041,688)
   Other transactions.......................................................                 --              68,919
   Death benefits...........................................................            (13,834)           (662,997)
   Net annuity transactions.................................................                 --              (3,215)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...            (32,339)        (12,558,529)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................            (25,861)         (4,509,187)

NET ASSETS:
   Beginning of period......................................................          1,675,724          46,881,825
                                                                              ------------------  ------------------
   End of period............................................................  $       1,649,863    $     42,372,638
                                                                              ==================  ==================

                                                                                  HARTFORD             HARTFORD
                                                                                    TOTAL               CAPITAL
                                                                                 RETURN BOND         APPRECIATION
                                                                                  HLS FUND             HLS FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $      15,792,913    $       (453,140)
   Net realized gain (loss) on security transactions........................          4,096,193          15,183,077
   Net realized gain distributions..........................................                 --             275,643
   Change in unrealized appreciation (depreciation) during the period.......        (32,066,841)         13,976,436
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........        (12,177,735)         28,982,016
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................          4,208,792             901,737
   Net transfers............................................................        316,643,865          19,757,414
   Surrenders for benefit payments and fees.................................       (181,655,476)        (24,824,699)
   Other transactions.......................................................          2,235,799             275,566
   Death benefits...........................................................        (10,233,410)         (1,317,439)
   Net annuity transactions.................................................            (67,849)             11,840
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...        131,131,721          (5,195,581)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................        118,953,986          23,786,435

NET ASSETS:
   Beginning of period......................................................        603,732,869          83,839,708
                                                                              ------------------  ------------------
   End of period............................................................  $     722,686,855    $    107,626,143
                                                                              ==================  ==================

                                                                                  HARTFORD
                                                                                  DIVIDEND             HARTFORD
                                                                                 AND GROWTH         GLOBAL RESEARCH
                                                                                  HLS FUND             HLS FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $         517,534    $           (742)
   Net realized gain (loss) on security transactions........................         17,409,873             297,168
   Net realized gain distributions..........................................          9,541,053                  --
   Change in unrealized appreciation (depreciation) during the period.......         71,371,039             231,281
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........         98,839,499             527,707
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................          4,014,659              11,833
   Net transfers............................................................        (63,032,917)            648,749
   Surrenders for benefit payments and fees.................................       (112,788,790)           (545,229)
   Other transactions.......................................................          1,741,372               5,481
   Death benefits...........................................................         (6,329,452)             (5,523)
   Net annuity transactions.................................................             12,154                  --
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...       (176,382,974)            115,311
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................        (77,543,475)            643,018

NET ASSETS:
   Beginning of period......................................................        401,660,718           1,821,865
                                                                              ------------------  ------------------
   End of period............................................................  $     324,117,243    $      2,464,883
                                                                              ==================  ==================


                                                                                  HARTFORD             HARTFORD
                                                                                GLOBAL GROWTH     DISCIPLINED EQUITY
                                                                                  HLS FUND             HLS FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  -------------------
OPERATIONS:
   Net investment income (loss).............................................  $         (87,148)   $      (1,823,454)
   Net realized gain (loss) on security transactions........................            118,641           23,871,869
   Net realized gain distributions..........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period.......          2,930,955           45,386,705
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations..........          2,962,448           67,435,120
                                                                              ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases................................................................            250,314            1,858,664
   Net transfers............................................................           (690,897)         (32,416,982)
   Surrenders for benefit payments and fees.................................         (2,478,694)         (67,429,653)
   Other transactions.......................................................             25,912              714,776
   Death benefits...........................................................            (77,075)          (4,053,023)
   Net annuity transactions.................................................             (1,095)               7,387
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions...         (2,971,535)        (101,318,831)
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets....................................             (9,087)         (33,883,711)

NET ASSETS:
   Beginning of period......................................................         10,087,638          243,023,429
                                                                              ------------------  -------------------
   End of period............................................................  $      10,078,551    $     209,139,718
                                                                              ==================  ===================

                                                                                                      HARTFORD
                                                                                   HARTFORD            GROWTH
                                                                                    GROWTH          OPPORTUNITIES
                                                                                   HLS FUND           HLS FUND
                                                                                  SUB-ACCOUNT        SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $        (314,308)  $      (1,490,371)
   Net realized gain (loss) on security transactions........................          2,718,930           3,767,115
   Net realized gain distributions..........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period.......          3,832,584          25,758,621
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........          6,237,206          28,035,365
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................            230,244             846,542
   Net transfers............................................................         (5,674,146)          8,279,908
   Surrenders for benefit payments and fees.................................         (7,042,774)        (24,309,893)
   Other transactions.......................................................             83,852             288,542
   Death benefits...........................................................           (353,304)         (1,820,302)
   Net annuity transactions.................................................             (5,698)             (5,089)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...        (12,761,826)        (16,720,292)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................         (6,524,620)         11,315,073

NET ASSETS:
   Beginning of period......................................................         24,577,308          91,736,573
                                                                              ------------------  ------------------
   End of period............................................................  $      18,052,688   $     103,051,646
                                                                              ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-78

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-79

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                                    HARTFORD           HARTFORD
                                                                                   HIGH YIELD            INDEX
                                                                                    HLS FUND           HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $       4,058,574   $         (98,738)
   Net realized gain (loss) on security transactions.........................          2,849,229           2,396,076
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........         (3,873,156)          4,372,883
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          3,034,647           6,670,221
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            385,576             198,171
   Net transfers.............................................................        (15,815,299)         (7,193,602)
   Surrenders for benefit payments and fees..................................        (23,532,290)         (7,049,421)
   Other transactions........................................................            361,135              94,644
   Death benefits............................................................         (1,071,079)           (337,585)
   Net annuity transactions..................................................                633              (5,808)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (39,671,324)        (14,293,601)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (36,636,677)         (7,623,380)

NET ASSETS:
   Beginning of period.......................................................         88,284,781          27,792,640
                                                                               ------------------  ------------------
   End of period.............................................................  $      51,648,104   $      20,169,260
                                                                               ==================  ==================

                                                                                    HARTFORD             HARTFORD
                                                                                  INTERNATIONAL        SMALL/MID CAP
                                                                                  OPPORTUNITIES           EQUITY
                                                                                    HLS FUND             HLS FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         888,769   $         (65,762)
   Net realized gain (loss) on security transactions.........................            (826,734)          2,599,034
   Net realized gain distributions...........................................                  --           1,050,146
   Change in unrealized appreciation (depreciation) during the period........          27,564,867           1,383,982
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          27,626,902           4,967,400
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................           1,418,400             114,474
   Net transfers.............................................................          24,968,174          (5,734,613)
   Surrenders for benefit payments and fees..................................         (41,515,350)         (4,678,789)
   Other transactions........................................................             418,141              60,663
   Death benefits............................................................          (2,042,482)           (131,493)
   Net annuity transactions..................................................              (3,882)             32,584
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (16,756,999)        (10,337,174)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................          10,869,903          (5,369,774)

NET ASSETS:
   Beginning of period.......................................................         151,315,132          17,801,615
                                                                               -------------------  ------------------
   End of period.............................................................   $     162,185,035   $      12,431,841
                                                                               ===================  ==================


                                                                                   HARTFORD             HARTFORD
                                                                                 MIDCAP VALUE        ULTRASHORT BOND
                                                                                   HLS FUND             HLS FUND
                                                                                  SUB-ACCOUNT        SUB-ACCOUNT (2)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (25,159)   $     (1,887,816)
   Net realized gain (loss) on security transactions.........................          1,257,739              (1,898)
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........          1,317,596                  55
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          2,550,176          (1,889,659)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            117,111           6,225,208
   Net transfers.............................................................          3,723,614         106,712,488
   Surrenders for benefit payments and fees..................................         (2,634,987)       (155,503,578)
   Other transactions........................................................             39,525           2,089,865
   Death benefits............................................................            (39,822)         (3,285,418)
   Net annuity transactions..................................................                 --              (3,898)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          1,205,441         (43,765,333)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................          3,755,617         (45,654,992)

NET ASSETS:
   Beginning of period.......................................................          6,920,442         136,103,610
                                                                               ------------------  ------------------
   End of period.............................................................  $      10,676,059    $     90,448,618
                                                                               ==================  ==================


                                                                                    HARTFORD           HARTFORD
                                                                                  SMALL COMPANY     SMALLCAP GROWTH
                                                                                    HLS FUND           HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (705,751)  $        (500,189)
   Net realized gain (loss) on security transactions.........................          3,345,277           5,818,820
   Net realized gain distributions...........................................          3,553,040           4,374,759
   Change in unrealized appreciation (depreciation) during the period........         10,765,328           4,114,496
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         16,957,894          13,807,886
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            573,200             319,164
   Net transfers.............................................................          3,648,353          (2,916,806)
   Surrenders for benefit payments and fees..................................        (14,081,801)        (11,313,011)
   Other transactions........................................................            293,698              67,617
   Death benefits............................................................           (781,564)           (379,856)
   Net annuity transactions..................................................              5,239              (1,488)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (10,342,875)        (14,224,380)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................          6,615,019            (416,494)

NET ASSETS:
   Beginning of period.......................................................         45,314,531          37,822,393
                                                                               ------------------  ------------------
   End of period.............................................................  $      51,929,550   $      37,405,899
                                                                               ==================  ==================

                                                                                                       HARTFORD
                                                                                    HARTFORD        U.S. GOVERNMENT
                                                                                      STOCK           SECURITIES
                                                                                    HLS FUND           HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          30,068   $       1,213,152
   Net realized gain (loss) on security transactions.........................            856,872          (5,199,859)
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........          6,569,232          (2,459,827)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          7,456,172          (6,446,534)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            227,372           1,344,535
   Net transfers.............................................................         (3,636,419)        (37,199,838)
   Surrenders for benefit payments and fees..................................         (6,420,734)        (55,140,431)
   Other transactions........................................................             90,766             767,223
   Death benefits............................................................           (230,401)         (4,923,545)
   Net annuity transactions..................................................             (3,436)             50,622
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (9,972,852)        (95,101,434)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (2,516,680)       (101,547,968)

NET ASSETS:
   Beginning of period.......................................................         28,705,195         231,525,940
                                                                               ------------------  ------------------
   End of period.............................................................  $      26,188,515   $     129,977,972
                                                                               ==================  ==================

(2)   Formerly Hartford Money Market HLS Fund. Change effective October 21,
      2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-80

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-81

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                                    HARTFORD        AMERICAN FUNDS
                                                                                      VALUE              BOND
                                                                                    HLS FUND           HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          24,901   $          62,696
   Net realized gain (loss) on security transactions.........................          7,934,767              19,721
   Net realized gain distributions...........................................                 --             171,433
   Change in unrealized appreciation (depreciation) during the period........         19,932,076            (446,193)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         27,891,744            (192,343)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          1,153,031               9,300
   Net transfers.............................................................         (6,247,853)            822,747
   Surrenders for benefit payments and fees..................................        (30,342,357)           (378,869)
   Other transactions........................................................            520,621                  (1)
   Death benefits............................................................         (1,688,620)           (117,899)
   Net annuity transactions..................................................             (2,244)                 --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (36,607,422)            335,278
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (8,715,678)            142,935

NET ASSETS:
   Beginning of period.......................................................        107,470,519           5,582,152
                                                                               ------------------  ------------------
   End of period.............................................................  $      98,754,841   $       5,725,087
                                                                               ==================  ==================

                                                                                                    AMERICAN FUNDS
                                                                                 AMERICAN FUNDS      GLOBAL SMALL
                                                                                  GLOBAL GROWTH     CAPITALIZATION
                                                                                    HLS FUND           HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (2,239)  $            (538)
   Net realized gain (loss) on security transactions.........................             38,876              40,711
   Net realized gain distributions...........................................             21,451              99,108
   Change in unrealized appreciation (depreciation) during the period........             35,617              93,562
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             93,705             232,843
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                238                 370
   Net transfers.............................................................            (54,183)            (13,189)
   Surrenders for benefit payments and fees..................................            (10,688)            (50,820)
   Other transactions........................................................                 --                   1
   Death benefits............................................................            (13,238)             (9,510)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (77,871)            (73,148)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................             15,834             159,695

NET ASSETS:
   Beginning of period.......................................................            377,755             888,914
                                                                               ------------------  ------------------
   End of period.............................................................   $        393,589   $       1,048,609
                                                                               ==================  ==================


                                                                                 AMERICAN FUNDS       AMERICAN FUNDS
                                                                                     GROWTH            GROWTH-INCOME
                                                                                    HLS FUND             HLS FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (24,981)  $           3,962
   Net realized gain (loss) on security transactions.........................             361,840             174,191
   Net realized gain distributions...........................................             134,755              30,453
   Change in unrealized appreciation (depreciation) during the period........             632,966             478,097
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           1,104,580             686,703
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................               8,425                 300
   Net transfers.............................................................            (336,663)            (93,107)
   Surrenders for benefit payments and fees..................................            (291,073)           (148,178)
   Other transactions........................................................                   1                  (1)
   Death benefits............................................................             (77,448)            (18,865)
   Net annuity transactions..................................................                  --                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (696,758)           (259,851)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................             407,822             426,852

NET ASSETS:
   Beginning of period.......................................................           4,206,239           2,297,589
                                                                               -------------------  ------------------
   End of period.............................................................   $       4,614,061   $       2,724,441
                                                                               ===================  ==================


                                                                                AMERICAN FUNDS         LORD ABBETT
                                                                                 INTERNATIONAL         FUNDAMENTAL
                                                                                   HLS FUND            EQUITY FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $           2,933    $        (411,682)
   Net realized gain (loss) on security transactions.........................            109,421            2,748,748
   Net realized gain distributions...........................................             68,494            5,956,994
   Change in unrealized appreciation (depreciation) during the period........            485,295            2,552,397
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            666,143           10,846,457
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              5,180              305,318
   Net transfers.............................................................            (68,343)          19,757,769
   Surrenders for benefit payments and fees..................................           (196,715)          (9,732,971)
   Other transactions........................................................                 --              121,980
   Death benefits............................................................            (38,909)            (454,919)
   Net annuity transactions..................................................                 --                9,326
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (298,787)          10,006,503
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................            367,356           20,852,960

NET ASSETS:
   Beginning of period.......................................................          3,425,676           29,389,122
                                                                               ------------------  -------------------
   End of period.............................................................  $       3,793,032    $      50,242,082
                                                                               ==================  ===================

                                                                                   LORD ABBETT
                                                                                   CALIBRATED         LORD ABBETT
                                                                                    DIVIDEND             BOND
                                                                                   GROWTH FUND      DEBENTURE FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          38,545   $       2,216,355
   Net realized gain (loss) on security transactions.........................          1,187,522           3,268,934
   Net realized gain distributions...........................................          1,766,817           1,535,510
   Change in unrealized appreciation (depreciation) during the period........          2,023,104          (1,010,383)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          5,015,988           6,010,416
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            190,554             859,249
   Net transfers.............................................................         (1,263,012)        (17,726,363)
   Surrenders for benefit payments and fees..................................         (6,355,734)        (29,896,817)
   Other transactions........................................................             49,847             416,708
   Death benefits............................................................           (305,616)         (2,364,640)
   Net annuity transactions..................................................              4,607              61,017
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (7,679,354)        (48,650,846)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (2,663,366)        (42,640,430)

NET ASSETS:
   Beginning of period.......................................................         22,229,657         117,575,253
                                                                               ------------------  ------------------
   End of period.............................................................  $      19,566,291   $      74,934,823
                                                                               ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-82

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-83

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                   LORD ABBETT          LORD ABBETT
                                                                                   GROWTH AND             CLASSIC
                                                                                   INCOME FUND          STOCK FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $      (1,471,095)  $         (92,324)
   Net realized gain (loss) on security transactions.........................             653,146           1,924,969
   Net realized gain distributions...........................................                  --             966,442
   Change in unrealized appreciation (depreciation) during the period........          47,864,418             271,012
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          47,046,469           3,070,099
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................           1,938,766             154,271
   Net transfers.............................................................         (10,160,050)         (4,038,749)
   Surrenders for benefit payments and fees..................................         (53,811,275)         (3,186,466)
   Other transactions........................................................           1,091,100              51,118
   Death benefits............................................................          (2,064,370)           (258,912)
   Net annuity transactions..................................................              27,277              (7,144)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (62,978,552)         (7,285,882)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................         (15,932,083)         (4,215,783)

NET ASSETS:
   Beginning of period.......................................................         165,419,905          14,009,560
                                                                               -------------------  ------------------
   End of period.............................................................   $     149,487,822   $       9,793,777
                                                                               ===================  ==================


                                                                                   MFS(R) CORE       MFS(R) GROWTH
                                                                                  EQUITY SERIES         SERIES
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (29,699)  $         (84,714)
   Net realized gain (loss) on security transactions.........................            271,215             481,108
   Net realized gain distributions...........................................                 --              37,571
   Change in unrealized appreciation (depreciation) during the period........            675,386           1,100,050
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            916,902           1,534,015
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              5,409                  --
   Net transfers.............................................................            224,646             107,318
   Surrenders for benefit payments and fees..................................           (680,091)           (970,474)
   Other transactions........................................................                 --                 841
   Death benefits............................................................           (124,213)           (100,772)
   Net annuity transactions..................................................                 --              18,949
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (574,249)           (944,138)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            342,653             589,877

NET ASSETS:
   Beginning of period.......................................................          3,096,394           4,936,552
                                                                               ------------------  ------------------
   End of period.............................................................  $       3,439,047   $       5,526,429
                                                                               ==================  ==================

                                                                                MFS(R) INVESTORS
                                                                                     GROWTH          MFS(R) INVESTORS
                                                                                  STOCK SERIES         TRUST SERIES
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (38,835)  $         (77,504)
   Net realized gain (loss) on security transactions.........................             337,765             890,670
   Net realized gain distributions...........................................              95,272                  --
   Change in unrealized appreciation (depreciation) during the period........             351,076           1,365,212
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             745,278           2,178,378
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................               5,028              10,135
   Net transfers.............................................................             (75,312)             36,374
   Surrenders for benefit payments and fees..................................            (906,682)         (1,923,758)
   Other transactions........................................................                (360)                 (1)
   Death benefits............................................................             (18,967)           (234,035)
   Net annuity transactions..................................................              10,705              24,255
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (985,588)         (2,087,030)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................            (240,310)             91,348

NET ASSETS:
   Beginning of period.......................................................           3,042,071           8,300,905
                                                                               -------------------  ------------------
   End of period.............................................................   $       2,801,761   $       8,392,253
                                                                               ===================  ==================


                                                                                 MFS(R) TOTAL        MFS(R) VALUE
                                                                                 RETURN SERIES          SERIES
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (158,901)  $          (1,560)
   Net realized gain (loss) on security transactions.........................          3,811,698             152,119
   Net realized gain distributions...........................................                 --               5,880
   Change in unrealized appreciation (depreciation) during the period........          9,632,350             432,370
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         13,285,147             588,809
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            399,011               8,000
   Net transfers.............................................................           (634,691)           (137,525)
   Surrenders for benefit payments and fees..................................        (17,621,978)           (137,146)
   Other transactions........................................................               (825)                  2
   Death benefits............................................................         (2,462,476)            (54,277)
   Net annuity transactions..................................................            252,395                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (20,068,564)           (320,946)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (6,783,417)            267,863

NET ASSETS:
   Beginning of period.......................................................         87,769,480           1,869,208
                                                                               ------------------  ------------------
   End of period.............................................................  $      80,986,063   $       2,137,071
                                                                               ==================  ==================

                                                                                  INVESCO V.I.         UIF CORE PLUS
                                                                                   EQUITY AND          FIXED INCOME
                                                                                   INCOME FUND           PORTFOLIO
                                                                                 SUB-ACCOUNT (3)      SUB-ACCOUNT (4)
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (57,752)  $       2,305,278
   Net realized gain (loss) on security transactions.........................           1,528,458          (8,128,183)
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........           4,785,815           4,401,620
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           6,256,521          (1,421,285)
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              48,594             224,920
   Net transfers.............................................................            (105,658)         (3,892,749)
   Surrenders for benefit payments and fees..................................          (4,859,962)        (13,982,989)
   Other transactions........................................................              (2,136)                564
   Death benefits............................................................          (1,241,952)         (2,339,286)
   Net annuity transactions..................................................             204,856             577,175
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (5,956,258)        (19,412,365)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................             300,263         (20,833,650)

NET ASSETS:
   Beginning of period.......................................................          29,875,777          84,947,029
                                                                               -------------------  ------------------
   End of period.............................................................   $      30,176,040   $      64,113,379
                                                                               ===================  ==================

(3) Formerly Invesco Van Kampen V.I. Equity and Income Fund. Change effective April 29, 2013.

(4) Effective September 6, 2013 Morgan Stanley Flexible Income Portfolio merged with UIF Core Plus Fixed Income Portfolio.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-84

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-85

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                                UIF EMERGING         UIF EMERGING
                                                                                MARKETS DEBT        MARKETS EQUITY
                                                                                  PORTFOLIO            PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         155,363   $         (241,487)
   Net realized gain (loss) on security transactions.......................             203,259           (5,925,474)
   Net realized gain distributions.........................................              91,028                   --
   Change in unrealized appreciation (depreciation) during the period......          (1,305,098)           4,445,478
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........            (855,448)          (1,721,483)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              18,647              296,458
   Net transfers...........................................................            (468,355)         (11,269,567)
   Surrenders for benefit payments and fees................................          (1,480,957)         (12,924,847)
   Other transactions......................................................                (330)             180,425
   Death benefits..........................................................             (80,821)            (638,959)
   Net annuity transactions................................................              75,032               29,980
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (1,936,784)         (24,326,510)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (2,792,232)         (26,047,993)

NET ASSETS:
   Beginning of period.....................................................           8,997,184           62,206,062
                                                                             -------------------  -------------------
   End of period...........................................................   $       6,204,952   $       36,158,069
                                                                             ===================  ===================


                                                                                 UIF GROWTH           UIF MID CAP
                                                                                  PORTFOLIO             GROWTH
                                                                                 SUB-ACCOUNT           PORTFOLIO
                                                                                (5)(6)(7)(8)          SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $       (1,152,275)  $        (239,983)
   Net realized gain (loss) on security transactions.......................          40,553,483             620,782
   Net realized gain distributions.........................................           9,636,461             492,893
   Change in unrealized appreciation (depreciation) during the period......         (13,280,402)          5,211,996
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........          35,757,267           6,085,688
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             139,860             194,164
   Net transfers...........................................................          (4,309,624)         (8,226,849)
   Surrenders for benefit payments and fees................................         (14,825,448)         (6,519,908)
   Other transactions......................................................              (2,162)             36,505
   Death benefits..........................................................          (3,709,475)           (417,252)
   Net annuity transactions................................................             441,812             (10,182)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (22,265,037)        (14,943,522)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................          13,492,230          (8,857,834)

NET ASSETS:
   Beginning of period.....................................................          90,118,828          23,924,115
                                                                             -------------------  ------------------
   End of period...........................................................  $      103,611,058   $      15,066,281
                                                                             ===================  ==================


                                                                                INVESCO V.I.      MORGAN STANLEY --
                                                                                  AMERICAN         MID CAP GROWTH
                                                                                 VALUE FUND           PORTFOLIO
                                                                               SUB-ACCOUNT (9)       SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $        (528,070)  $        (275,035)
   Net realized gain (loss) on security transactions.......................          1,209,453           2,519,028
   Net realized gain distributions.........................................                 --              57,744
   Change in unrealized appreciation (depreciation) during the period......         12,698,947           4,243,008
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........         13,380,330           6,544,745
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................            144,007              53,975
   Net transfers...........................................................         (3,532,464)           (681,652)
   Surrenders for benefit payments and fees................................        (10,354,306)         (2,983,462)
   Other transactions......................................................             37,032                 280
   Death benefits..........................................................           (809,628)           (412,984)
   Net annuity transactions................................................             35,769             (10,260)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (14,479,590)         (4,034,103)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................         (1,099,260)          2,510,642

NET ASSETS:
   Beginning of period.....................................................         47,707,166          20,443,800
                                                                             ------------------  ------------------
   End of period...........................................................  $      46,607,906   $      22,954,442
                                                                             ==================  ==================

                                                                                                 MORGAN STANLEY --
                                                                             MORGAN STANLEY --        GLOBAL
                                                                               MONEY MARKET       INFRASTRUCTURE
                                                                                 PORTFOLIO           PORTFOLIO
                                                                                SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $        (986,986)  $         209,569
   Net realized gain (loss) on security transactions.......................                 --           1,981,730
   Net realized gain distributions.........................................                 --           2,073,061
   Change in unrealized appreciation (depreciation) during the period......                 --            (808,001)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........           (986,986)          3,456,359
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             41,765              52,372
   Net transfers...........................................................         26,698,637            (522,456)
   Surrenders for benefit payments and fees................................        (38,834,323)         (3,636,068)
   Other transactions......................................................              1,158                 196
   Death benefits..........................................................         (1,262,223)           (969,377)
   Net annuity transactions................................................            124,083             323,390
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (13,230,903)         (4,751,943)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................        (14,217,889)         (1,295,584)

NET ASSETS:
   Beginning of period.....................................................         64,282,061          24,087,757
                                                                             ------------------  ------------------
   End of period...........................................................  $      50,064,172   $      22,792,173
                                                                             ==================  ==================


                                                                               INVESCO V.I.          UIF SMALL
                                                                             EQUALLY-WEIGHTED     COMPANY GROWTH
                                                                               S&P 500 FUND          PORTFOLIO
                                                                                SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $        (120,375)  $        (158,403)
   Net realized gain (loss) on security transactions.......................          2,758,869           1,006,689
   Net realized gain distributions.........................................          8,468,873             304,806
   Change in unrealized appreciation (depreciation) during the period......          7,970,787           2,870,549
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........         19,078,154           4,023,641
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................            318,818              10,308
   Net transfers...........................................................           (326,521)           (410,390)
   Surrenders for benefit payments and fees................................        (12,252,598)         (2,197,758)
   Other transactions......................................................             (1,705)                  2
   Death benefits..........................................................         (1,908,419)           (246,445)
   Net annuity transactions................................................            134,656                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (14,035,769)         (2,844,283)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................          5,042,385           1,179,358

NET ASSETS:
   Beginning of period.....................................................         63,201,975           7,216,190
                                                                             ------------------  ------------------
   End of period...........................................................  $      68,244,360   $       8,395,548
                                                                             ==================  ==================

(5)   Funded as of September 6, 2013.

(6) Effective September 6, 2013 Morgan Stanley Focus Growth Portfolio merged with UIF Growth Portfolio.

(7) Effective September 6, 2013 Morgan Stanley Multi Cap Growth Portfolio merged with UIF Growth Portfolio.

(8) Effective September 6, 2013 Morgan Stanley Growth Portfolio merged with UIF Growth Portfolio.

(9) Formerly Invesco Van Kampen V.I. American Value Fund. Change effective April 29, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-86

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-87

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                                        OPPENHEIMER
                                                                                   UIF GLOBAL            DISCOVERY
                                                                                    FRANCHISE         MID CAP GROWTH
                                                                                    PORTFOLIO             FUND/VA
                                                                                   SUB-ACCOUNT       SUB-ACCOUNT (10)
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $          76,684   $        (116,390)
   Net realized gain (loss) on security transactions.........................           1,073,707           1,293,457
   Net realized gain distributions...........................................           1,194,639                  --
   Change in unrealized appreciation (depreciation) during the period........             (79,567)            961,832
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           2,265,463           2,138,899
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................               3,744              54,335
   Net transfers.............................................................            (367,440)         (2,798,534)
   Surrenders for benefit payments and fees..................................          (3,194,409)         (1,802,200)
   Other transactions........................................................                 (26)             15,870
   Death benefits............................................................            (157,499)           (221,945)
   Net annuity transactions..................................................              14,412                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (3,701,218)         (4,752,474)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................          (1,435,755)         (2,613,575)

NET ASSETS:
   Beginning of period.......................................................          14,639,859           8,751,374
                                                                               -------------------  ------------------
   End of period.............................................................   $      13,204,104   $       6,137,799
                                                                               ===================  ==================

                                                                                  OPPENHEIMER
                                                                                    CAPITAL            OPPENHEIMER
                                                                                 APPRECIATION            GLOBAL
                                                                                    FUND/VA              FUND/VA
                                                                                  SUB-ACCOUNT       SUB-ACCOUNT (11)
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (469,439)   $        (549,428)
   Net realized gain (loss) on security transactions.........................          7,968,738            5,037,961
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........          7,191,504           41,131,031
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........         14,690,803           45,619,564
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            639,534            2,378,861
   Net transfers.............................................................        (19,600,091)         (24,060,846)
   Surrenders for benefit payments and fees..................................        (18,828,346)         (67,897,224)
   Other transactions........................................................            313,614            1,244,117
   Death benefits............................................................         (1,173,181)          (2,768,985)
   Net annuity transactions..................................................             (1,961)              29,690
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (38,650,431)         (91,074,387)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................        (23,959,628)         (45,454,823)

NET ASSETS:
   Beginning of period.......................................................         72,518,537          225,078,149
                                                                               ------------------  -------------------
   End of period.............................................................  $      48,558,909    $     179,623,326
                                                                               ==================  ===================

                                                                                                       OPPENHEIMER
                                                                                   OPPENHEIMER         MAIN STREET
                                                                                   MAIN STREET          SMALL CAP
                                                                                     FUND/VA             FUND/VA
                                                                                   SUB-ACCOUNT      SUB-ACCOUNT (12)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (63,729)  $        (805,568)
   Net realized gain (loss) on security transactions.........................          1,209,501          15,872,428
   Net realized gain distributions...........................................                 --           1,239,620
   Change in unrealized appreciation (depreciation) during the period........          2,057,610          15,423,328
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          3,203,382          31,729,808
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             65,991           1,010,281
   Net transfers.............................................................         (2,557,985)        (27,376,505)
   Surrenders for benefit payments and fees..................................         (2,734,335)        (27,638,124)
   Other transactions........................................................             35,505             374,486
   Death benefits............................................................           (173,660)         (1,604,401)
   Net annuity transactions..................................................                 --               5,358
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (5,364,484)        (55,228,905)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (2,161,102)        (23,499,097)

NET ASSETS:
   Beginning of period.......................................................         13,289,962         104,568,493
                                                                               ------------------  ------------------
   End of period.............................................................  $      11,128,860   $      81,069,396
                                                                               ==================  ==================


                                                                                   PUTNAM VT            PUTNAM VT
                                                                                  DIVERSIFIED         GLOBAL ASSET
                                                                                  INCOME FUND        ALLOCATION FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $       1,701,864    $         104,037
   Net realized gain (loss) on security transactions.........................         (2,727,575)           1,217,361
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........          5,313,047            1,327,102
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........          4,287,336            2,648,500
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            984,415              159,861
   Net transfers.............................................................        (29,347,767)          (3,172,555)
   Surrenders for benefit payments and fees..................................        (21,345,860)          (5,910,712)
   Other transactions........................................................            520,846              140,894
   Death benefits............................................................         (1,306,614)            (548,050)
   Net annuity transactions..................................................             (4,996)             (20,428)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (50,499,976)          (9,350,990)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................        (46,212,640)          (6,702,490)

NET ASSETS:
   Beginning of period.......................................................         93,902,667           19,223,295
                                                                               ------------------  -------------------
   End of period.............................................................  $      47,690,027    $      12,520,805
                                                                               ==================  ===================


                                                                                    PUTNAM VT          PUTNAM VT
                                                                                   GROWTH AND        INTERNATIONAL
                                                                                   INCOME FUND        VALUE FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          12,349   $         (69,607)
   Net realized gain (loss) on security transactions.........................           (572,270)             57,689
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........          2,450,732           1,966,742
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,890,811           1,954,824
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            123,305              40,754
   Net transfers.............................................................            (81,712)         15,925,826
   Surrenders for benefit payments and fees..................................         (1,832,494)         (1,741,635)
   Other transactions........................................................              7,765              16,682
   Death benefits............................................................           (115,382)            (32,120)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,898,518)         14,209,507
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................             (7,707)         16,164,331

NET ASSETS:
   Beginning of period.......................................................          6,312,345           1,269,112
                                                                               ------------------  ------------------
   End of period.............................................................  $       6,304,638   $      17,433,443
                                                                               ==================  ==================

(10) Formerly Oppenheimer Small- & Mid-Cap Growth Fund/VA. Change effective April 30, 2013.

(11) Formerly Oppenheimer Global Securities Fund/VA. Change effective April 30, 2013.

(12) Formerly Oppenheimer Main Street Small- & Mid-Cap Fund/VA. Change effective April 30, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-88

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-89

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                    PUTNAM VT          PUTNAM VT
                                                                                  INTERNATIONAL        INVESTORS
                                                                                   EQUITY FUND           FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          60,748   $         129,993
   Net realized gain (loss) on security transactions.........................        (15,987,462)          5,561,113
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........         31,964,148           6,973,869
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         16,037,434          12,664,975
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            727,862             508,738
   Net transfers.............................................................        (22,922,667)        (17,923,781)
   Surrenders for benefit payments and fees..................................        (21,429,225)        (14,081,320)
   Other transactions........................................................            300,679             351,096
   Death benefits............................................................         (1,154,642)           (918,060)
   Net annuity transactions..................................................              5,577              11,924
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (44,472,416)        (32,051,403)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (28,434,982)        (19,386,428)

NET ASSETS:
   Beginning of period.......................................................         85,659,021          51,866,518
                                                                               ------------------  ------------------
   End of period.............................................................  $      57,224,039   $      32,480,090
                                                                               ==================  ==================

                                                                                   PUTNAM VT            PUTNAM VT
                                                                                   MULTI-CAP            SMALL CAP
                                                                                  GROWTH FUND          VALUE FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (123,346)  $        (342,834)
   Net realized gain (loss) on security transactions.........................            471,366          (8,297,618)
   Net realized gain distributions...........................................                 --           1,037,014
   Change in unrealized appreciation (depreciation) during the period........          3,019,909          26,477,185
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          3,367,929          18,873,747
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             47,998             528,777
   Net transfers.............................................................         18,523,066         (23,049,684)
   Surrenders for benefit payments and fees..................................         (2,289,160)        (18,087,634)
   Other transactions........................................................             42,606             189,731
   Death benefits............................................................           (147,415)           (701,617)
   Net annuity transactions..................................................                 --               3,247
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         16,177,095         (41,117,180)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         19,545,024         (22,243,433)

NET ASSETS:
   Beginning of period.......................................................          2,319,259          66,978,312
                                                                               ------------------  ------------------
   End of period.............................................................  $      21,864,283   $      44,734,879
                                                                               ==================  ==================

                                                                                   PUTNAM VT
                                                                                 GEORGE PUTNAM         PUTNAM VT
                                                                                 BALANCED FUND       VOYAGER FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          60,491   $         (46,620)
   Net realized gain (loss) on security transactions.........................         (1,834,929)            976,648
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........          3,367,553           1,312,843
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,593,115           2,242,871
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            201,014              30,587
   Net transfers.............................................................         (2,086,458)           (199,419)
   Surrenders for benefit payments and fees..................................         (4,466,736)         (2,030,390)
   Other transactions........................................................            268,391              31,468
   Death benefits............................................................           (249,819)            (62,895)
   Net annuity transactions..................................................               (509)                 --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (6,334,117)         (2,230,649)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (4,741,002)             12,222

NET ASSETS:
   Beginning of period.......................................................         12,247,234           6,876,843
                                                                               ------------------  ------------------
   End of period.............................................................  $       7,506,232   $       6,889,065
                                                                               ==================  ==================

                                                                                    PUTNAM VT        INVESCO V.I.
                                                                                     EQUITY           GROWTH AND
                                                                                   INCOME FUND        INCOME FUND
                                                                                   SUB-ACCOUNT     SUB-ACCOUNT (13)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         158,862   $        (504,521)
   Net realized gain (loss) on security transactions.........................          5,392,601          10,382,447
   Net realized gain distributions...........................................                 --             780,444
   Change in unrealized appreciation (depreciation) during the period........            504,230          18,678,702
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          6,055,693          29,337,072
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            112,443             989,239
   Net transfers.............................................................            306,011         (20,343,418)
   Surrenders for benefit payments and fees..................................         (6,266,059)        (28,721,070)
   Other transactions........................................................             54,140             201,876
   Death benefits............................................................           (306,628)         (2,705,123)
   Net annuity transactions..................................................            (10,147)            188,041
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (6,110,240)        (50,390,455)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            (54,547)        (21,053,383)

NET ASSETS:
   Beginning of period.......................................................         22,441,649         110,456,827
                                                                               ------------------  ------------------
   End of period.............................................................  $      22,387,102   $      89,403,444
                                                                               ==================  ==================

                                                                                                      INVESCO V.I.
                                                                                 INVESCO V.I.           AMERICAN
                                                                                 COMSTOCK FUND          FRANCHISE
                                                                               SUB-ACCOUNT (14)     SUB-ACCOUNT (15)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (482,134)  $         (29,798)
   Net realized gain (loss) on security transactions.........................          9,360,513             371,984
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........         23,234,099             165,729
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         32,112,478             507,915
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            800,338                  10
   Net transfers.............................................................        (19,081,215)            (32,295)
   Surrenders for benefit payments and fees..................................        (30,303,401)           (713,429)
   Other transactions........................................................            177,827                  54
   Death benefits............................................................         (1,939,314)            (38,768)
   Net annuity transactions..................................................            (59,445)                 --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (50,405,210)           (784,428)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (18,292,732)           (276,513)

NET ASSETS:
   Beginning of period.......................................................        116,297,526           1,833,524
                                                                               ------------------  ------------------
   End of period.............................................................  $      98,004,794   $       1,557,011
                                                                               ==================  ==================

(13) Formerly Invesco Van Kampen V.I. Growth and Income Fund. Change effective April 29, 2013.

(14) Formerly Invesco Van Kampen V.I. Comstock Fund. Change effective April 29, 2013.

(15) Formerly Invesco Van Kampen V.I. American Franchise Fund. Change effective April 29, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-90

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-91

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                                      WELLS FARGO
                                                                                INVESCO V.I.         ADVANTAGE VT
                                                                                   MID CAP            INDEX ASSET
                                                                                 GROWTH FUND        ALLOCATION FUND
                                                                              SUB-ACCOUNT (16)        SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (16,730)  $             (705)
   Net realized gain (loss) on security transactions.......................              32,021               12,456
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......             247,873               52,548
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             263,164               64,299
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   --
   Net transfers...........................................................             258,643               28,832
   Surrenders for benefit payments and fees................................            (257,373)             (65,410)
   Other transactions......................................................                   3                   (1)
   Death benefits..........................................................             (50,434)                  --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (49,161)             (36,579)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             214,003               27,720

NET ASSETS:
   Beginning of period.....................................................             869,985              378,901
                                                                             -------------------  -------------------
   End of period...........................................................  $        1,083,988   $          406,621
                                                                             ===================  ===================

                                                                                 WELLS FARGO         WELLS FARGO
                                                                                ADVANTAGE VT        ADVANTAGE VT
                                                                                TOTAL RETURN          INTRINSIC
                                                                                  BOND FUND          VALUE FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (8,980)  $          (5,240)
   Net realized gain (loss) on security transactions.......................             10,044             104,061
   Net realized gain distributions.........................................             69,443                  --
   Change in unrealized appreciation (depreciation) during the period......           (162,204)            270,247
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........            (91,697)            369,068
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              3,802               3,927
   Net transfers...........................................................           (353,224)            (79,579)
   Surrenders for benefit payments and fees................................           (127,135)           (173,593)
   Other transactions......................................................                 (2)                259
   Death benefits..........................................................           (126,044)            (23,247)
   Net annuity transactions................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..           (602,603)           (272,233)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................           (694,300)             96,835

NET ASSETS:
   Beginning of period.....................................................          2,415,585           1,417,506
                                                                             ------------------  ------------------
   End of period...........................................................  $       1,721,285   $       1,514,341
                                                                             ==================  ==================

                                                                                 WELLS FARGO        WELLS FARGO
                                                                                ADVANTAGE VT       ADVANTAGE VT
                                                                                INTERNATIONAL        SMALL CAP
                                                                                 EQUITY FUND        GROWTH FUND
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $             178   $         (31,168)
   Net realized gain (loss) on security transactions.......................              3,944              48,992
   Net realized gain distributions.........................................              8,738             105,135
   Change in unrealized appreciation (depreciation) during the period......             15,125             667,782
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........             27,985             790,741
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --               2,381
   Net transfers...........................................................             (1,283)           (302,669)
   Surrenders for benefit payments and fees................................            (30,481)           (272,778)
   Other transactions......................................................                 --                 170
   Death benefits..........................................................                 --             (22,468)
   Net annuity transactions................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (31,764)           (595,364)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................             (3,779)            195,377

NET ASSETS:
   Beginning of period.....................................................            191,813           1,859,317
                                                                             ------------------  ------------------
   End of period...........................................................  $         188,034   $       2,054,694
                                                                             ==================  ==================

                                                                                                    WELLS FARGO
                                                                                WELLS FARGO        ADVANTAGE VT
                                                                               ADVANTAGE VT          SMALL CAP
                                                                              DISCOVERY FUND        VALUE FUND
                                                                                SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (5,816)  $          (1,066)
   Net realized gain (loss) on security transactions.......................             33,504              (2,899)
   Net realized gain distributions.........................................             11,572                  --
   Change in unrealized appreciation (depreciation) during the period......            100,839              17,393
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........            140,099              13,428
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --               1,539
   Net transfers...........................................................            (41,747)             27,352
   Surrenders for benefit payments and fees................................            (19,126)            (35,337)
   Other transactions......................................................                  1                  --
   Death benefits..........................................................                 --              (7,892)
   Net annuity transactions................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (60,872)            (14,338)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................             79,227                (910)

NET ASSETS:
   Beginning of period.....................................................            350,204             114,630
                                                                             ------------------  ------------------
   End of period...........................................................  $         429,431   $         113,720
                                                                             ==================  ==================


                                                                                WELLS FARGO
                                                                               ADVANTAGE VT
                                                                             OPPORTUNITY FUND
                                                                                SUB-ACCOUNT
                                                                             ------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (5,137)
   Net realized gain (loss) on security transactions.......................              5,454
   Net realized gain distributions.........................................                 --
   Change in unrealized appreciation (depreciation) during the period......             99,856
                                                                             ------------------
   Net increase (decrease) in net assets resulting from operations.........            100,173
                                                                             ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --
   Net transfers...........................................................            (17,551)
   Surrenders for benefit payments and fees................................            (51,270)
   Other transactions......................................................                 --
   Death benefits..........................................................                 --
   Net annuity transactions................................................                 --
                                                                             ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (68,821)
                                                                             ------------------
   Net increase (decrease) in net assets...................................             31,352

NET ASSETS:
   Beginning of period.....................................................            384,215
                                                                             ------------------
   End of period...........................................................  $         415,567
                                                                             ==================

(16) Formerly Invesco Van Kampen V.I. Mid Cap Growth Fund. Change effective April 29, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-92

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-93

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.   ORGANIZATION:

     Separate Account Three (the "Account") is a separate investment account established by Hartford Life and Annuity Insurance Company (the "Sponsor Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the "Sub-Accounts") within the Account.

     The Account is comprised of the following Sub-Accounts: AllianceBernstein VPS Balanced Wealth Strategy Portfolio, AllianceBernstein VPS International Value Portfolio, AllianceBernstein VPS Small/Mid Cap Value Portfolio, AllianceBernstein VPS Value Portfolio, AllianceBernstein VPS International Growth Portfolio, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. International Growth Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Money Market Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds Global Small Capitalization Fund, Wells Fargo Advantage VT Omega Growth Fund, Fidelity(R) VIP Equity-Income Portfolio, Fidelity(R) VIP Growth Portfolio, Fidelity(R) VIP Contrafund Portfolio, Fidelity(R) VIP Mid Cap Portfolio, Fidelity(R) VIP Value Strategies Portfolio, Fidelity(R) VIP Dynamic Capital Appreciation Portfolio, Franklin Income VIP Fund (formerly Franklin Income Securities Fund), Franklin Small-Mid Cap Growth VIP Fund (formerly Franklin Small-Mid Cap Growth Securities Fund), Franklin Small Cap Value VIP Fund (formerly Franklin Small Cap Value Securities Fund), Franklin Strategic Income VIP Fund (formerly Franklin Strategic Income Securities Fund), Franklin Mutual Shares VIP Fund (formerly Mutual Shares Securities Fund), Templeton Developing Markets VIP Fund (formerly Templeton Developing Markets Securities Fund), Templeton Growth VIP Fund (formerly Templeton Growth Securities Fund), Franklin Mutual Global Discovery VIP Fund (formerly Mutual Global Discovery Securities Fund), Templeton Global Bond VIP Fund (formerly Templeton Global Bond Securities Fund), Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Research HLS Fund (merged with Hartford Global Growth HLS Fund), Hartford Global Growth HLS Fund (merged with Hartford Global Research HLS Fund), Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund (merged with Hartford Growth Opportunities HLS Fund), Hartford Growth Opportunities HLS Fund (merged with Hartford Growth HLS Fund), Hartford High Yield HLS Fund, Hartford Index HLS Fund (merged with HIMCO VIT Index Fund), Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, American Funds Bond HLS Fund (merged with HIMCO VIT American Funds Bond Fund), American Funds Global Growth HLS Fund (merged with HIMCO VIT American Funds Global Growth Fund), American Funds Global Small Capitalization HLS Fund (merged with HIMCO VIT American Funds Global Small Capitalization Fund), American Funds Growth HLS Fund (merged with HIMCO VIT American Funds Growth Fund), American Funds Growth-Income HLS Fund (merged with HIMCO VIT American Funds Growth-Income Fund), American Funds International HLS Fund (merged with HIMCO VIT American Funds International
     Fund), Lord Abbett Fundamental Equity Fund, Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Bond Debenture Fund, Lord Abbett Growth and Income Fund, Lord Abbett Classic Stock Fund, MFS(R) Core Equity Series, MFS(R) Growth Series, MFS(R) Investors Growth Stock Series, MFS(R) Investors Trust Series, MFS(R) Total Return Series, MFS(R) Value Series, Invesco V.I. Equity and Income Fund, UIF Core Plus Fixed Income Portfolio, UIF Emerging Markets Debt Portfolio, UIF Emerging Markets Equity Portfolio, UIF Growth Portfolio, UIF Mid Cap Growth Portfolio, Invesco V.I. American Value Fund, Morgan Stanley -- Mid Cap Growth Portfolio, Morgan Stanley -- Money Market Portfolio, Morgan Stanley -- Global Infrastructure Portfolio (merged with UIF Global Infrastructure Portfolio), Invesco V.I. Equally-Weighted S&P 500 Fund, UIF Small Company Growth Portfolio, UIF Global Franchise Portfolio, Oppenheimer Discovery Mid Cap Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Fund/VA, Oppenheimer Main Street Fund/VA, Oppenheimer Main Street Small Cap Fund/VA, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth and Income Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Investors Fund, Putnam VT Multi-Cap Growth Fund, Putnam VT Small Cap Value Fund, Putnam VT George Putnam Balanced Fund, Putnam VT Voyager Fund, Putnam VT Equity Income Fund, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Invesco V.I. Mid Cap Growth Fund, Wells Fargo Advantage VT Index Asset Allocation Fund, Wells Fargo Advantage VT Total Return Bond Fund, Wells Fargo Advantage VT Intrinsic Value Fund, Wells Fargo Advantage VT International Equity Fund, Wells


--------------------------------------------------------------------------------
                                    SA-94

---------------------------------------------------------------------------
     Fargo Advantage VT Small Cap Growth Fund, Wells Fargo Advantage VT Discovery Fund, Wells Fargo Advantage VT Small Cap Value Fund, Wells Fargo Advantage VT Opportunity Fund, UIF Global Infrastructure Portfolio (merged with Morgan Stanley -- Global Infrastructure Portfolio), HIMCO VIT Index Fund (merged with Hartford Index HLS Fund), HIMCO VIT American Funds Bond Fund (merged with American Funds Bond HLS Fund), HIMCO VIT American Funds Global Growth Fund (merged with American Funds Global Growth HLS Fund), HIMCO VIT American Funds Global Small Capitalization Fund (merged with American Funds Global Small Capitalization HLS Fund), HIMCO VIT American Funds Growth Fund (merged with American Funds Growth HLS Fund), HIMCO VIT American Funds Growth-Income Fund (merged with American Funds Growth-Income HLS Fund), and HIMCO VIT American Funds International Fund (merged with American Funds International HLS Fund).

     If a Fund is subject to a merger by the fund manager, the Sub-Account invested in the surviving Fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are reflected in the statement of changes in net assets as a net transfer. For financial reporting purposes, assets received by the Sub-Account were recorded at fair value as follows:


     SURVIVING SUB-ACCOUNT                           ASSETS RECEIVED
     ---------------------------------------------  ----------------
     Hartford Global Growth HLS Fund..............   $    2,616,150
     Hartford Growth
       Opportunities HLS Fund.....................       16,375,259
     HIMCO VIT Index Fund.........................       18,244,187
     HIMCO VIT American Funds
       Bond Fund..................................        5,855,547
     HIMCO VIT American Funds
       Global Growth Fund.........................          351,878
     HIMCO VIT American Funds
       Global Small Capitalization Fund...........          942,863
     HIMCO VIT American Funds
       Growth Fund................................        4,258,407
     HIMCO VIT American Funds
       Growth-Income Fund.........................        2,438,653
     HIMCO VIT American Funds
       International Fund.........................        3,518,262
     UIF Global Infrastructure Portfolio..........       21,802,405

     The Sub-Accounts are invested in mutual funds (the "Funds") of the same name.

     Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company's other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

     a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represents those dividends from the Funds, which are characterized as capital gains under tax regulations.

     b) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

     c) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

     d) USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from these estimates. The most significant estimate contained within the financial statements are the fair value measurements.

     e) MORTALITY RISK -- The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts


--------------------------------------------------------------------------------
                                    SA-95

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


        are included in death benefits on the accompanying statements of changes in net assets.

     f) FAIR VALUE MEASUREMENTS -- The Sub-Accounts' investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the December 31, 2014 closing net asset value as determined by the appropriate Fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

        Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies ("mutual funds").

        Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

        Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

        In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

        As of December 31, 2014, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account's policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the years ended December 31, 2014 and 2013.

     g) ACCOUNTING FOR UNCERTAIN TAX POSITIONS -- Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2014. The 2007 through 2014 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

3.   ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

     Each Sub-account is charged certain fees, according to contract terms, as follows:

     a) MORTALITY AND EXPENSE RISK CHARGES -- The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges and, with respect to the Account, receives a maximum annual fee of 1.60% of the Sub-Account's average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

     b) TAX EXPENSE CHARGES -- If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract's average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account's average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

     c) ADMINISTRATIVE CHARGES -- The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account's average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

     d) ANNUAL MAINTENANCE FEES -- An annual maintenance fee up to a maximum of $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

     e) RIDER CHARGES -- The Sponsor Company will charge an expense for various rider charges, which are either included in the mortality and expense risk charges in the accompanying statements of operations or the surrenders for benefit payments and fees in the accompanying statements of changes in net assets. For further detail regarding specific product rider charges, please refer to Note 6, Financial Highlights.

     f) TRANSACTIONS WITH RELATED PARTIES -- The Sponsor and its affiliates receive fees from the HLS and VIT funds for services provided to these funds. The fees received for these services are a maximum of 1.29% and 1.25%, respectively, of the Funds' average daily net assets.




--------------------------------------------------------------------------------
                                    SA-96

---------------------------------------------------------------------------
4.   PURCHASES AND SALES OF INVESTMENTS:

     The cost of purchases and proceeds from sales of investments for the period ended December 31, 2014 were as follows:


                                                                                                        PURCHASES        PROCEEDS
SUB-ACCOUNT                                                                                              AT COST        FROM SALES
--------------------------------------------------------------------------------------------------   -------------    --------------
AllianceBernstein VPS Balanced Wealth Strategy Portfolio..........................................    $  9,017,512    $   11,859,980
AllianceBernstein VPS International Value Portfolio...............................................      10,539,822        25,223,988
AllianceBernstein VPS Small/Mid Cap Value Portfolio...............................................       4,215,570         8,158,127
AllianceBernstein VPS Value Portfolio.............................................................       2,170,069        16,659,315
AllianceBernstein VPS International Growth Portfolio..............................................         857,950         2,343,118
Invesco V.I. Government Securities Fund...........................................................       1,601,434         3,441,020
Invesco V.I. High Yield Fund......................................................................       1,438,141         4,040,578
Invesco V.I. International Growth Fund............................................................         108,174           135,696
Invesco V.I. Diversified Dividend Fund............................................................       2,069,073        18,141,318
Invesco V.I. Money Market Fund....................................................................      65,476,282        71,442,664
American Funds Global Growth Fund.................................................................       4,883,642        11,309,293
American Funds Growth Fund........................................................................      16,333,203        50,078,542
American Funds Growth-Income Fund.................................................................      17,865,093        51,262,226
American Funds International Fund.................................................................       3,171,138        15,794,397
American Funds Global Small Capitalization Fund...................................................         930,640         5,523,886
Wells Fargo Advantage VT Omega Growth Fund........................................................         567,200           890,537
Fidelity(R) VIP Equity-Income Portfolio...........................................................       4,877,874        20,602,594
Fidelity(R) VIP Growth Portfolio..................................................................       5,583,572        12,333,296
Fidelity(R) VIP Contrafund Portfolio..............................................................      14,318,307        86,717,066
Fidelity(R) VIP Mid Cap Portfolio.................................................................       5,670,735        25,507,499
Fidelity(R) VIP Value Strategies Portfolio........................................................         845,744         4,563,830
Fidelity(R) VIP Dynamic Capital Appreciation Portfolio............................................       2,916,798         3,170,152
Franklin Income VIP Fund*.........................................................................         294,040           401,109
Franklin Small-Mid Cap Growth VIP Fund*...........................................................       5,492,216         6,608,401
Franklin Small Cap Value VIP Fund*................................................................         157,695            87,147
Franklin Strategic Income VIP Fund*...............................................................       8,489,122        16,681,902
Franklin Mutual Shares VIP Fund*..................................................................       4,703,316        15,637,321
Templeton Developing Markets VIP Fund*............................................................         630,608         3,687,127
Templeton Growth VIP Fund*........................................................................       1,401,575         4,637,636
Franklin Mutual Global Discovery VIP Fund*........................................................         214,876           124,942
Templeton Global Bond VIP Fund*...................................................................         252,227           163,044
Hartford Balanced HLS Fund........................................................................       7,604,358        11,173,230
Hartford Total Return Bond HLS Fund...............................................................      52,196,318       192,824,062
Hartford Capital Appreciation HLS Fund............................................................      22,527,523        31,960,949
Hartford Dividend and Growth HLS Fund.............................................................      51,597,203        93,619,424
Hartford Global Research HLS Fund*................................................................         599,805         3,106,555
Hartford Global Growth HLS Fund*..................................................................       3,573,937         3,238,195
Hartford Disciplined Equity HLS Fund..............................................................       9,333,097        70,554,032
Hartford Growth HLS Fund*.........................................................................       5,762,781        19,541,277
Hartford Growth Opportunities HLS Fund*...........................................................      37,971,219        33,914,983
Hartford High Yield HLS Fund......................................................................      12,474,705        21,695,756
Hartford Index HLS Fund*..........................................................................       4,287,374        24,070,759
Hartford International Opportunities HLS Fund.....................................................      14,476,074        43,468,592
Hartford Small/Mid Cap Equity HLS Fund............................................................       3,728,683         5,218,336
Hartford MidCap Value HLS Fund....................................................................       3,898,848         5,668,326
Hartford Ultrashort Bond HLS Fund.................................................................      12,577,174        42,384,021
Hartford Small Company HLS Fund...................................................................      12,765,141        15,284,218


--------------------------------------------------------------------------------
                                    SA-97

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------



                                                                                                        PURCHASES        PROCEEDS
SUB-ACCOUNT                                                                                              AT COST        FROM SALES
--------------------------------------------------------------------------------------------------   -------------    --------------
Hartford SmallCap Growth HLS Fund.................................................................    $  7,723,918    $   15,014,081
Hartford Stock HLS Fund...........................................................................       2,308,199         8,783,416
Hartford U.S. Government Securities HLS Fund......................................................      18,742,192        41,248,065
Hartford Value HLS Fund...........................................................................       3,459,810        28,170,870
American Funds Bond HLS Fund*.....................................................................         884,701         6,513,842
American Funds Global Growth HLS Fund*............................................................         178,309           376,666
American Funds Global Small Capitalization HLS Fund*..............................................         291,532         1,084,787
American Funds Growth HLS Fund*...................................................................       1,742,074         4,787,616
American Funds Growth-Income HLS Fund*............................................................         885,615         2,831,445
American Funds International HLS Fund*............................................................       1,034,379         3,809,023
Lord Abbett Fundamental Equity Fund...............................................................       8,285,587        14,045,951
Lord Abbett Calibrated Dividend Growth Fund.......................................................       3,507,370         5,475,122
Lord Abbett Bond Debenture Fund...................................................................      12,302,714        23,560,311
Lord Abbett Growth and Income Fund................................................................       3,404,237        40,109,283
Lord Abbett Classic Stock Fund....................................................................       1,269,422         3,144,421
MFS(R) Core Equity Series.........................................................................         239,390           835,005
MFS(R) Growth Series..............................................................................         616,753         1,716,510
MFS(R) Investors Growth Stock Series..............................................................         387,308           727,979
MFS(R) Investors Trust Series.....................................................................       1,055,847         2,597,587
MFS(R) Total Return Series........................................................................       7,943,410        21,920,668
MFS(R) Value Series...............................................................................         387,159           328,461
Invesco V.I. Equity and Income Fund...............................................................       3,230,406         8,150,325
UIF Core Plus Fixed Income Portfolio..............................................................       6,642,660        19,123,699
UIF Emerging Markets Debt Portfolio...............................................................         506,913         1,951,629
UIF Emerging Markets Equity Portfolio.............................................................       4,237,982        11,850,477
UIF Growth Portfolio..............................................................................       8,652,059        28,137,933
UIF Mid Cap Growth Portfolio......................................................................       3,570,618         5,599,200
Invesco V.I. American Value Fund..................................................................       5,633,678        14,115,608
Morgan Stanley -- Mid Cap Growth Portfolio........................................................       2,755,269         5,964,450
Morgan Stanley -- Money Market Portfolio..........................................................      18,319,136        28,621,452
Morgan Stanley -- Global Infrastructure Portfolio*................................................       4,508,286        24,207,180
Invesco V.I. Equally-Weighted S&P 500 Fund........................................................      13,944,844        18,684,524
UIF Small Company Growth Portfolio................................................................       3,427,953         2,585,531
UIF Global Franchise Portfolio....................................................................       2,660,028         3,991,229
Oppenheimer Discovery Mid Cap Growth Fund/VA......................................................       1,119,121         2,567,205
Oppenheimer Capital Appreciation Fund/VA..........................................................       3,976,650        15,928,029
Oppenheimer Global Fund/VA........................................................................      13,994,145        47,539,627
Oppenheimer Main Street Fund/VA...................................................................         904,133         3,450,009
Oppenheimer Main Street Small Cap Fund/VA.........................................................      15,360,404        23,397,825
Putnam VT Diversified Income Fund.................................................................      10,046,619        17,339,975
Putnam VT Global Asset Allocation Fund............................................................       1,701,738         3,801,722
Putnam VT Growth and Income Fund..................................................................       2,196,272         2,333,588
Putnam VT International Value Fund................................................................       2,498,095         4,224,117
Putnam VT International Equity Fund...............................................................       5,330,109        15,076,835
Putnam VT Investors Fund..........................................................................       1,912,334        10,089,654
Putnam VT Multi-Cap Growth Fund...................................................................       1,035,235         7,106,679
Putnam VT Small Cap Value Fund....................................................................      12,848,449        14,665,153
Putnam VT George Putnam Balanced Fund.............................................................       1,176,534         2,246,760
Putnam VT Voyager Fund............................................................................       2,407,495         4,845,585
Putnam VT Equity Income Fund......................................................................       2,613,300         8,012,210
Invesco V.I. Growth and Income Fund...............................................................      14,050,736        24,729,098


--------------------------------------------------------------------------------
                                    SA-98

---------------------------------------------------------------------------

                                                                                                        PURCHASES        PROCEEDS
SUB-ACCOUNT                                                                                              AT COST        FROM SALES
--------------------------------------------------------------------------------------------------   -------------    --------------
Invesco V.I. Comstock Fund........................................................................    $  4,261,287    $   29,057,565
Invesco V.I. American Franchise Fund..............................................................         168,764           514,893
Invesco V.I. Mid Cap Growth Fund..................................................................         122,635           357,418
Wells Fargo Advantage VT Index Asset Allocation Fund..............................................          31,921            68,313
Wells Fargo Advantage VT Total Return Bond Fund...................................................          77,662           256,267
Wells Fargo Advantage VT Intrinsic Value Fund.....................................................          37,741           261,644
Wells Fargo Advantage VT International Equity Fund................................................           9,234           108,903
Wells Fargo Advantage VT Small Cap Growth Fund....................................................         383,920           522,365
Wells Fargo Advantage VT Discovery Fund...........................................................          81,982            34,127
Wells Fargo Advantage VT Small Cap Value Fund.....................................................           1,238            37,323
Wells Fargo Advantage VT Opportunity Fund.........................................................             290           114,080
UIF Global Infrastructure Portfolio*..............................................................      22,389,152         4,306,424
HIMCO VIT Index Fund*.............................................................................      19,137,793         2,257,740
HIMCO VIT American Funds Bond Fund*...............................................................       5,939,474           114,977
HIMCO VIT American Funds Global Growth Fund*......................................................         351,932             5,368
HIMCO VIT American Funds Global Small Capitalization Fund*........................................       1,003,349             7,709
HIMCO VIT American Funds Growth Fund*.............................................................       4,363,275            61,330
HIMCO VIT American Funds Growth-Income Fund*......................................................       2,589,326            31,851
HIMCO VIT American Funds International Fund*......................................................       3,577,369            48,868


    *  See Note 1 for additional information related to this Sub-Account.

5.   CHANGES IN UNITS OUTSTANDING:

     The changes in units outstanding for the period ended December 31, 2014 were as follows:


                                                                                              UNITS         UNITS      NET INCREASE
SUB-ACCOUNT                                                                                  ISSUED       REDEEMED      (DECREASE)
---------------------------------------------------------------------------------------   -----------    -----------   -------------
AllianceBernstein VPS Balanced Wealth Strategy Portfolio...............................       145,600        812,494       (666,894)
AllianceBernstein VPS International Value Portfolio....................................       749,525      2,367,121     (1,617,596)
AllianceBernstein VPS Small/Mid Cap Value Portfolio....................................        79,525        410,598       (331,073)
AllianceBernstein VPS Value Portfolio..................................................        95,292      1,205,223     (1,109,931)
AllianceBernstein VPS International Growth Portfolio...................................        97,538        264,054       (166,516)
Invesco V.I. Government Securities Fund................................................       127,061        315,773       (188,712)
Invesco V.I. High Yield Fund...........................................................       103,850        346,174       (242,324)
Invesco V.I. International Growth Fund.................................................         7,852         10,611         (2,759)
Invesco V.I. Diversified Dividend Fund.................................................       112,555      1,171,246     (1,058,691)
Invesco V.I. Money Market Fund.........................................................     6,695,716      7,249,804       (554,088)
American Funds Global Growth Fund......................................................       104,230        651,359       (547,129)
American Funds Growth Fund.............................................................       492,207      3,185,123     (2,692,916)
American Funds Growth-Income Fund......................................................       529,794      2,785,047     (2,255,253)
American Funds International Fund......................................................       190,617      1,087,879       (897,262)
American Funds Global Small Capitalization Fund........................................        46,870        255,643       (208,773)
Wells Fargo Advantage VT Omega Growth Fund.............................................         6,687         45,299        (38,612)
Fidelity(R) VIP Equity-Income Portfolio................................................       162,047      1,321,378     (1,159,331)
Fidelity(R) VIP Growth Portfolio.......................................................       330,811        699,974       (369,163)
Fidelity(R) VIP Contrafund Portfolio...................................................       415,409      4,533,223     (4,117,814)
Fidelity(R) VIP Mid Cap Portfolio......................................................       186,462      1,249,364     (1,062,902)
Fidelity(R) VIP Value Strategies Portfolio.............................................        41,194        256,481       (215,287)
Fidelity(R) VIP Dynamic Capital Appreciation Portfolio.................................       201,316        238,164        (36,848)
Franklin Income VIP Fund*..............................................................         5,576         24,453        (18,877)


--------------------------------------------------------------------------------
                                    SA-99

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------



                                                                                              UNITS         UNITS      NET INCREASE
SUB-ACCOUNT                                                                                  ISSUED       REDEEMED      (DECREASE)
---------------------------------------------------------------------------------------   -----------    -----------   -------------
Franklin Small-Mid Cap Growth VIP Fund*................................................       102,720        465,206       (362,486)
Franklin Small Cap Value VIP Fund*.....................................................         5,573          4,706            867
Franklin Strategic Income VIP Fund*....................................................       247,761        818,601       (570,840)
Franklin Mutual Shares VIP Fund*.......................................................       195,602        755,410       (559,808)
Templeton Developing Markets VIP Fund*.................................................        28,798        175,368       (146,570)
Templeton Growth VIP Fund*.............................................................        81,682        275,292       (193,610)
Franklin Mutual Global Discovery VIP Fund*.............................................        11,981          8,204          3,777
Templeton Global Bond VIP Fund*........................................................        11,485          9,697          1,788
Hartford Balanced HLS Fund.............................................................     3,273,085      5,389,697     (2,116,612)
Hartford Total Return Bond HLS Fund....................................................    10,655,813     75,805,530    (65,149,717)
Hartford Capital Appreciation HLS Fund.................................................       475,569      1,753,093     (1,277,524)
Hartford Dividend and Growth HLS Fund..................................................     3,616,708     31,784,737    (28,168,029)
Hartford Global Research HLS Fund*.....................................................        30,354        215,019       (184,665)
Hartford Global Growth HLS Fund*.......................................................     1,236,139      1,338,502       (102,363)
Hartford Disciplined Equity HLS Fund...................................................     1,589,443     33,809,770    (32,220,327)
Hartford Growth HLS Fund*..............................................................       364,562      9,391,380     (9,026,818)
Hartford Growth Opportunities HLS Fund*................................................     6,384,407     11,693,376     (5,308,969)
Hartford High Yield HLS Fund...........................................................     3,164,293      8,933,704     (5,769,411)
Hartford Index HLS Fund*...............................................................     1,619,181     11,248,493     (9,629,312)
Hartford International Opportunities HLS Fund..........................................     4,706,200     20,352,133    (15,645,933)
Hartford Small/Mid Cap Equity HLS Fund.................................................        96,243        352,324       (256,081)
Hartford MidCap Value HLS Fund.........................................................       142,168        298,628       (156,460)
Hartford Ultrashort Bond HLS Fund......................................................    11,434,802     33,740,624    (22,305,822)
Hartford Small Company HLS Fund........................................................     1,359,505      4,713,396     (3,353,891)
Hartford SmallCap Growth HLS Fund......................................................       594,095      4,590,669     (3,996,574)
Hartford Stock HLS Fund................................................................     1,185,537      5,328,342     (4,142,805)
Hartford U.S. Government Securities HLS Fund...........................................    12,499,138     32,553,349    (20,054,211)
Hartford Value HLS Fund................................................................       893,191     13,583,505    (12,690,314)
American Funds Bond HLS Fund*..........................................................        46,052        569,561       (523,509)
American Funds Global Growth HLS Fund*.................................................            52         28,950        (28,898)
American Funds Global Small Capitalization HLS Fund*...................................         6,770         98,502        (91,732)
American Funds Growth HLS Fund*........................................................        13,707        361,306       (347,599)
American Funds Growth-Income HLS Fund*.................................................         2,668        203,216       (200,548)
American Funds International HLS Fund*.................................................        21,691        376,334       (354,643)
Lord Abbett Fundamental Equity Fund....................................................        61,934        755,707       (693,773)
Lord Abbett Calibrated Dividend Growth Fund............................................        69,002        321,498       (252,496)
Lord Abbett Bond Debenture Fund........................................................       465,742      1,354,218       (888,476)
Lord Abbett Growth and Income Fund.....................................................       203,495      2,692,668     (2,489,173)
Lord Abbett Classic Stock Fund.........................................................        17,873        185,053       (167,180)
MFS(R) Core Equity Series..............................................................        19,277         71,593        (52,316)
MFS(R) Growth Series...................................................................        25,692        148,237       (122,545)
MFS(R) Investors Growth Stock Series...................................................        22,716         65,094        (42,378)
MFS(R) Investors Trust Series..........................................................        29,753        177,320       (147,567)
MFS(R) Total Return Series.............................................................       286,532      1,184,056       (897,524)
MFS(R) Value Series....................................................................        19,331         20,397         (1,066)
Invesco V.I. Equity and Income Fund....................................................       120,868        508,783       (387,915)
UIF Core Plus Fixed Income Portfolio...................................................       396,077      1,372,421       (976,344)
UIF Emerging Markets Debt Portfolio....................................................        13,699         77,365        (63,666)
UIF Emerging Markets Equity Portfolio..................................................       235,084        638,361       (403,277)
UIF Growth Portfolio...................................................................       291,291      2,137,979     (1,846,688)
UIF Mid Cap Growth Portfolio...........................................................        80,353        257,516       (177,163)


--------------------------------------------------------------------------------
                                   SA-100

---------------------------------------------------------------------------

                                                                                              UNITS         UNITS      NET INCREASE
SUB-ACCOUNT                                                                                  ISSUED       REDEEMED      (DECREASE)
---------------------------------------------------------------------------------------   -----------    -----------   -------------
Invesco V.I. American Value Fund.......................................................        92,215        596,057       (503,842)
Morgan Stanley -- Mid Cap Growth Portfolio.............................................        43,889        253,701       (209,812)
Morgan Stanley -- Money Market Portfolio...............................................     2,236,588      3,311,054     (1,074,466)
Morgan Stanley -- Global Infrastructure Portfolio*.....................................        46,095      1,072,090     (1,025,995)
Invesco V.I. Equally-Weighted S&P 500 Fund.............................................       190,764        721,057       (530,293)
UIF Small Company Growth Portfolio.....................................................        64,536        110,914        (46,378)
UIF Global Franchise Portfolio.........................................................        29,109        144,476       (115,367)
Oppenheimer Discovery Mid Cap Growth Fund/VA...........................................        76,046        170,723        (94,677)
Oppenheimer Capital Appreciation Fund/VA...............................................       183,324      1,028,080       (844,756)
Oppenheimer Global Fund/VA.............................................................       304,196      2,616,098     (2,311,902)
Oppenheimer Main Street Fund/VA........................................................        39,571        215,079       (175,508)
Oppenheimer Main Street Small Cap Fund/VA..............................................       230,218      1,186,417       (956,199)
Putnam VT Diversified Income Fund......................................................       307,845        758,906       (451,061)
Putnam VT Global Asset Allocation Fund.................................................        25,218        110,186        (84,968)
Putnam VT Growth and Income Fund.......................................................        85,378         65,742         19,636
Putnam VT International Value Fund.....................................................       300,503        495,164       (194,661)
Putnam VT International Equity Fund....................................................       311,300        918,005       (606,705)
Putnam VT Investors Fund...............................................................       122,626        782,340       (659,714)
Putnam VT Multi-Cap Growth Fund........................................................        60,040        368,999       (308,959)
Putnam VT Small Cap Value Fund.........................................................       118,029        469,425       (351,396)
Putnam VT George Putnam Balanced Fund..................................................        74,795        148,760        (73,965)
Putnam VT Voyager Fund.................................................................       180,566        286,223       (105,657)
Putnam VT Equity Income Fund...........................................................       101,391        334,988       (233,597)
Invesco V.I. Growth and Income Fund....................................................       176,857      1,105,402       (928,545)
Invesco V.I. Comstock Fund.............................................................       154,173      1,229,948     (1,075,775)
Invesco V.I. American Franchise Fund...................................................         9,619         24,918        (15,299)
Invesco V.I. Mid Cap Growth Fund.......................................................         6,615         18,398        (11,783)
Wells Fargo Advantage VT Index Asset Allocation Fund...................................        14,122         34,068        (19,946)
Wells Fargo Advantage VT Total Return Bond Fund........................................        35,728        139,074       (103,346)
Wells Fargo Advantage VT Intrinsic Value Fund..........................................        16,300        138,485       (122,185)
Wells Fargo Advantage VT International Equity Fund.....................................           338          8,113         (7,775)
Wells Fargo Advantage VT Small Cap Growth Fund.........................................        92,314        200,392       (108,078)
Wells Fargo Advantage VT Discovery Fund................................................         1,233          1,162             71
Wells Fargo Advantage VT Small Cap Value Fund..........................................            53          2,185         (2,132)
Wells Fargo Advantage VT Opportunity Fund..............................................             3          5,664         (5,661)
UIF Global Infrastructure Portfolio*...................................................     2,123,552        390,340      1,733,212
HIMCO VIT Index Fund*..................................................................     8,785,389      1,052,579      7,732,810
HIMCO VIT American Funds Bond Fund*....................................................       522,403          9,132        513,271
HIMCO VIT American Funds Global Growth Fund*...........................................        27,339            333         27,006
HIMCO VIT American Funds Global Small Capitalization Fund*.............................        92,520            493         92,027
HIMCO VIT American Funds Growth Fund*..................................................       332,580          3,674        328,906
HIMCO VIT American Funds Growth-Income Fund*...........................................       187,272          1,790        185,482
HIMCO VIT American Funds International Fund*...........................................       357,789          3,931        353,858


    * See Note 1 for additional information related to this Sub-Account.




--------------------------------------------------------------------------------
                                   SA-101

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------



     The changes in units outstanding for the period ended December 31, 2013 were as follows:


                                                                                             UNITS          UNITS      NET INCREASE
SUB-ACCOUNT                                                                                 ISSUED        REDEEMED      (DECREASE)
---------------------------------------------------------------------------------------  ------------   -------------  -------------
AllianceBernstein VPS Balanced Wealth Strategy Portfolio...............................       330,487       2,593,606    (2,263,119)
AllianceBernstein VPS International Value Portfolio....................................       966,093      10,484,956    (9,518,863)
AllianceBernstein VPS Small/Mid Cap Value Portfolio....................................       411,124       1,091,677      (680,553)
AllianceBernstein VPS Value Portfolio..................................................       336,124       4,623,866    (4,287,742)
AllianceBernstein VPS International Growth Portfolio...................................       244,245         804,787      (560,542)
Invesco V.I. Government Securities Fund................................................       173,966         543,228      (369,262)
Invesco V.I. High Yield Fund...........................................................       202,211         512,812      (310,601)
Invesco V.I. International Growth Fund.................................................         6,520          19,537       (13,017)
Invesco V.I. Diversified Dividend Fund.................................................       194,112       1,166,523      (972,411)
Invesco V.I. Money Market Fund.........................................................     6,268,780       2,456,174     3,812,606
American Funds Global Growth Fund......................................................       162,419         837,886      (675,467)
American Funds Growth Fund.............................................................       847,546       4,642,417    (3,794,871)
American Funds Growth-Income Fund......................................................       673,869       3,614,773    (2,940,904)
American Funds International Fund......................................................       364,347       1,688,754    (1,324,407)
American Funds Global Small Capitalization Fund........................................        85,207         419,294      (334,087)
Wells Fargo Advantage VT Omega Growth Fund.............................................         4,850          45,895       (41,045)
Fidelity(R) VIP Equity-Income Portfolio................................................       736,478       3,666,262    (2,929,784)
Fidelity(R) VIP Growth Portfolio.......................................................       241,486       1,878,926    (1,637,440)
Fidelity(R) VIP Contrafund Portfolio...................................................     1,072,879      12,354,255   (11,281,376)
Fidelity(R) VIP Mid Cap Portfolio......................................................       572,875       3,214,223    (2,641,348)
Fidelity(R) VIP Value Strategies Portfolio.............................................       247,454         580,441      (332,987)
Fidelity(R) VIP Dynamic Capital Appreciation Portfolio.................................       426,694         382,213        44,481
Franklin Income Securities Fund........................................................        14,784          18,455        (3,671)
Franklin Small-Mid Cap Growth Securities Fund..........................................       171,615         629,475      (457,860)
Franklin Small Cap Value Securities Fund...............................................         3,107           9,909        (6,802)
Franklin Strategic Income Securities Fund..............................................       377,643       1,379,860    (1,002,217)
Mutual Shares Securities Fund..........................................................       253,846       1,120,690      (866,844)
Templeton Developing Markets Securities Fund...........................................        66,758         236,409      (169,651)
Templeton Growth Securities Fund.......................................................        86,748         591,479      (504,731)
Mutual Global Discovery Securities Fund................................................         1,334           8,754        (7,420)
Templeton Global Bond Securities Fund..................................................         8,752          11,015        (2,263)
Hartford Balanced HLS Fund.............................................................     6,155,632      12,494,188    (6,338,556)
Hartford Total Return Bond HLS Fund....................................................   113,693,514      75,962,172    37,731,342
Hartford Capital Appreciation HLS Fund.................................................     2,297,264       2,824,331      (527,067)
Hartford Dividend and Growth HLS Fund..................................................     6,278,268      78,006,321   (71,728,053)
Hartford Global Research HLS Fund......................................................       150,152         140,250         9,902
Hartford Global Growth HLS Fund........................................................     1,673,207       3,677,799    (2,004,592)
Hartford Disciplined Equity HLS Fund...................................................     8,308,578      74,731,958   (66,423,380)
Hartford Growth HLS Fund...............................................................       982,367       8,992,978    (8,010,611)
Hartford Growth Opportunities HLS Fund.................................................     7,957,686      17,959,613   (10,001,927)
Hartford High Yield HLS Fund...........................................................     5,778,486      24,445,811   (18,667,325)
Hartford Index HLS Fund................................................................     2,143,579       7,781,733    (5,638,154)
Hartford International Opportunities HLS Fund..........................................    15,905,365      27,434,488   (11,529,123)
Hartford Small/Mid Cap Equity HLS Fund.................................................       261,512       1,117,500      (855,988)
Hartford MidCap Value HLS Fund.........................................................       477,096         391,460        85,636
Hartford Ultrashort Bond HLS Fund......................................................    91,583,186     126,055,210   (34,472,024)
Hartford Small Company HLS Fund........................................................     4,305,219       9,056,653    (4,751,434)
Hartford SmallCap Growth HLS Fund......................................................     3,596,393      11,022,217    (7,425,824)
Hartford Stock HLS Fund................................................................     1,013,542       6,997,686    (5,984,144)


--------------------------------------------------------------------------------
                                   SA-102

---------------------------------------------------------------------------

                                                                                             UNITS          UNITS      NET INCREASE
SUB-ACCOUNT                                                                                 ISSUED        REDEEMED      (DECREASE)
---------------------------------------------------------------------------------------  ------------   -------------  -------------
Hartford U.S. Government Securities HLS Fund...........................................    19,785,379      99,658,828   (79,873,449)
Hartford Value HLS Fund................................................................     6,192,091      28,320,408   (22,128,317)
American Funds Bond HLS Fund...........................................................        79,106          48,767        30,339
American Funds Global Growth HLS Fund..................................................         3,185           9,621        (6,436)
American Funds Global Small Capitalization HLS Fund....................................        11,442          18,140        (6,698)
American Funds Growth HLS Fund.........................................................        16,030          75,403       (59,373)
American Funds Growth-Income HLS Fund..................................................        19,687          41,979       (22,292)
American Funds International HLS Fund..................................................        23,557          53,125       (29,568)
Lord Abbett Fundamental Equity Fund....................................................     1,515,786         897,790       617,996
Lord Abbett Calibrated Dividend Growth Fund............................................       406,838         910,171      (503,333)
Lord Abbett Bond Debenture Fund........................................................       772,712       3,852,838    (3,080,126)
Lord Abbett Growth and Income Fund.....................................................     1,335,325       6,445,056    (5,109,731)
Lord Abbett Classic Stock Fund.........................................................        90,948         598,572      (507,624)
MFS(R) Core Equity Series..............................................................        67,103         130,571       (63,468)
MFS(R) Growth Series...................................................................        53,990         183,756      (129,766)
MFS(R) Investors Growth Stock Series...................................................        16,581         120,032      (103,451)
MFS(R) Investors Trust Series..........................................................        66,857         243,183      (176,326)
MFS(R) Total Return Series.............................................................       442,930       1,721,910    (1,278,980)
MFS(R) Value Series....................................................................         6,942          32,121       (25,179)
Invesco V.I. Equity and Income Fund....................................................       133,028         530,855      (397,827)
UIF Core Plus Fixed Income Portfolio...................................................     2,144,101       3,358,439    (1,214,338)
UIF Emerging Markets Debt Portfolio....................................................        34,229         107,275       (73,046)
UIF Emerging Markets Equity Portfolio..................................................       395,173       1,773,681    (1,378,508)
UIF Growth Portfolio...................................................................     8,742,342       8,161,729       580,613
UIF Mid Cap Growth Portfolio...........................................................       118,773         921,458      (802,685)
Invesco V.I. American Value Fund.......................................................       315,410       1,056,694      (741,284)
Morgan Stanley -- Mid Cap Growth Portfolio.............................................        36,045         266,671      (230,626)
Morgan Stanley -- Money Market Portfolio...............................................     4,273,590       5,244,268      (970,678)
Morgan Stanley -- Global Infrastructure Portfolio......................................        90,248         314,924      (224,676)
Invesco V.I. Equally-Weighted S&P 500 Fund.............................................       226,781         921,846      (695,065)
UIF Small Company Growth Portfolio.....................................................        57,967         214,794      (156,827)
UIF Global Franchise Portfolio.........................................................        44,695         192,153      (147,458)
Oppenheimer Discovery Mid Cap Growth Fund/VA...........................................       147,665         540,037      (392,372)
Oppenheimer Capital Appreciation Fund/VA...............................................       346,080       3,429,704    (3,083,624)
Oppenheimer Global Fund/VA.............................................................       862,229       6,821,275    (5,959,046)
Oppenheimer Main Street Fund/VA........................................................        98,803         504,811      (406,008)
Oppenheimer Main Street Small Cap Fund/VA..............................................       497,011       4,003,877    (3,506,866)
Putnam VT Diversified Income Fund......................................................       389,275       2,657,621    (2,268,346)
Putnam VT Global Asset Allocation Fund.................................................        99,351         389,695      (290,344)
Putnam VT Growth and Income Fund.......................................................        66,509         122,040       (55,531)
Putnam VT International Value Fund.....................................................     2,106,672         217,988     1,888,684
Putnam VT International Equity Fund....................................................       353,640       2,984,946    (2,631,306)
Putnam VT Investors Fund...............................................................       323,992       3,201,994    (2,878,002)
Putnam VT Multi-Cap Growth Fund........................................................     1,238,035         196,420     1,041,615
Putnam VT Small Cap Value Fund.........................................................       167,823       1,633,849    (1,466,026)
Putnam VT George Putnam Balanced Fund..................................................       105,166         587,382      (482,216)
Putnam VT Voyager Fund.................................................................       134,806         228,989       (94,183)
Putnam VT Equity Income Fund...........................................................       440,323         740,721      (300,398)
Invesco V.I. Growth and Income Fund....................................................       404,696       2,998,988    (2,594,292)
Invesco V.I. Comstock Fund.............................................................       385,851       2,949,576    (2,563,725)
Invesco V.I. American Franchise Fund...................................................         6,925          56,308       (49,383)


--------------------------------------------------------------------------------
                                   SA-103

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------



                                                                                             UNITS          UNITS      NET INCREASE
SUB-ACCOUNT                                                                                 ISSUED        REDEEMED      (DECREASE)
---------------------------------------------------------------------------------------  ------------   -------------  -------------
Invesco V.I. Mid Cap Growth Fund.......................................................        18,947          23,731        (4,784)
Wells Fargo Advantage VT Index Asset Allocation Fund...................................        35,984          59,702       (23,718)
Wells Fargo Advantage VT Total Return Bond Fund........................................        29,714         462,347      (432,633)
Wells Fargo Advantage VT Intrinsic Value Fund..........................................        24,398         210,432      (186,034)
Wells Fargo Advantage VT International Equity Fund.....................................         2,190           4,894        (2,704)
Wells Fargo Advantage VT Small Cap Growth Fund.........................................        53,072         335,461      (282,389)
Wells Fargo Advantage VT Discovery Fund................................................         1,319           3,982        (2,663)
Wells Fargo Advantage VT Small Cap Value Fund..........................................         2,025           2,906          (881)
Wells Fargo Advantage VT Opportunity Fund..............................................           180           4,530        (4,350)

6.   FINANCIAL HIGHLIGHTS:

     The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each Sub-Account that had outstanding units as of and for the period ended December 31, 2014. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the funds merged into the surviving fund.

                                                                                                       INVESTMENT
                                         UNIT                                     EXPENSE                INCOME
                                      FAIR VALUE                              RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT       UNITS #         LOWEST TO HIGHEST #          NET ASSETS        HIGHEST*               HIGHEST**
------------  ------------  -------------------------------  -------------  -------------------  ---------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
    2014         2,531,439  $ 13.304869  to   $   15.726627  $  36,867,263  0.75%   to   2.45%    2.31%   to    2.43%
    2013         3,198,333    12.729771  to       14.793271     44,067,057  0.75%   to   2.45%    1.82%   to    2.27%
    2012         5,461,452    11.219522  to       12.818616     65,909,035  0.75%   to   2.45%    1.87%   to    1.97%
    2011         6,645,785    11.391416  to       12.906986     71,764,615  0.75%   to   2.65%     --     to    2.27%
    2010         8,090,854    10.720387  to       11.838977     91,243,586  0.75%   to   2.45%    2.52%   to    2.56%

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
    2014         8,145,900    10.250283  to       13.349315     77,052,934  0.75%   to   2.70%    2.18%   to    3.13%
    2013         9,763,496    11.040717  to       14.699331     99,970,386  0.75%   to   2.65%    4.75%   to    6.22%
    2012        19,282,359     9.063687  to       12.298405    163,898,336  0.75%   to   2.65%    1.32%   to    1.41%
    2011        21,686,937     7.996803  to       11.058787    163,784,891  0.75%   to   2.65%    3.85%   to    5.13%
    2010        22,653,108    10.000912  to       14.095784    215,349,686  0.75%   to   2.65%    2.68%   to   11.35%

ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO
    2014         1,039,966    21.682602  to       27.297415     21,105,703  0.75%   to   2.65%    0.44%   to    0.47%
    2013         1,371,039    20.051917  to       25.728586     25,838,715  0.75%   to   2.65%    0.36%   to    0.64%
    2012         2,051,592    14.678471  to       19.194614     28,407,777  0.75%   to   2.65%    0.28%   to    0.41%
    2011         2,504,848    12.483330  to       16.637043     29,667,108  0.75%   to   2.65%     --     to    0.26%
    2010         2,977,431    12.463674  to       13.763974     39,082,647  0.75%   to   2.45%    0.27%   to    0.29%

ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
    2014         3,265,021    15.028554  to       20.139748     45,651,120  0.75%   to   2.65%    1.34%   to    1.46%
    2013         4,374,952    13.668974  to       18.669017     55,889,756  0.75%   to   2.65%    1.89%   to    2.04%
    2012         8,662,694    10.089941  to       14.044706     82,321,666  0.75%   to   2.65%    1.56%   to    1.93%
    2011        11,053,341     8.798492  to       12.481891     92,172,540  0.75%   to   2.65%    0.78%   to    1.16%
    2010        12,683,573     9.212624  to       13.320158    111,430,522  0.75%   to   2.65%    0.97%   to    1.77%

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
    2014           720,276     8.651005  to       15.507732      6,004,419  0.75%   to   2.65%     --     to      --
    2013           886,792     8.841249  to       16.152775      7,538,512  0.75%   to   2.65%    0.64%   to    0.74%
    2012         1,447,334     7.860671  to       14.636537     10,988,655  0.75%   to   2.65%    1.35%   to    1.45%
    2011         1,789,987     6.872697  to       13.042261     11,943,636  0.75%   to   2.65%    2.69%   to    2.83%
    2010         2,208,107     8.247734  to       15.952061     17,730,069  0.75%   to   2.65%    1.81%   to    1.97%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
    2014        4.52%    to     6.31%
    2013       13.46%    to    15.40%
    2012       10.63%    to    12.53%
    2011       (5.59)%   to    (3.78)%
    2010        7.63%    to     9.47%

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
    2014       (8.95)%   to    (7.16)%
    2013       19.52%    to    21.81%
    2012       11.21%    to    13.34%
    2011      (21.55)%   to   (20.04)%
    2010        1.57%    to     3.52%

ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO
    2014        6.10%    to     8.13%
    2013       34.04%    to    36.61%
    2012       15.37%    to    17.58%
    2011      (11.01)%   to    (9.30)%
    2010       23.53%    to    25.64%

ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
    2014        7.88%    to     9.95%
    2013       32.93%    to    35.47%
    2012       12.52%    to    14.68%
    2011       (6.29)%   to    (4.50)%
    2010        8.51%    to    10.59%

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
    2014       (3.99)%   to    (2.15)%
    2013       10.36%    to    12.47%
    2012       12.22%    to    14.38%
    2011      (18.24)%   to   (16.67)%
    2010        9.66%    to    11.77%


--------------------------------------------------------------------------------
                                   SA-104

---------------------------------------------------------------------------

                                                                                                      INVESTMENT
                                         UNIT                                     EXPENSE               INCOME
                                      FAIR VALUE                              RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT       UNITS #         LOWEST TO HIGHEST #          NET ASSETS        HIGHEST*              HIGHEST**
------------  ------------  -------------------------------  -------------  -------------------  --------------------
INVESCO V.I. GOVERNMENT SECURITIES FUND
    2014           992,038  $  9.915475  to   $   10.436234  $  10,109,799  1.50%   to   2.85%    2.80%   to   2.96%
    2013         1,180,750     9.820931  to       10.198135     11,836,872  1.50%   to   2.85%    2.66%   to   3.90%
    2012         1,550,012    10.401808  to       10.656446     16,347,534  1.50%   to   2.85%    2.92%   to   3.02%
    2011         2,043,418    10.470217  to       10.582701     21,523,290  1.50%   to   2.85%     --     to     --

INVESCO V.I. HIGH YIELD FUND
    2014           864,874    11.264023  to       11.945739     10,125,602  1.30%   to   2.85%    4.08%   to   4.61%
    2013         1,107,198    11.392973  to       11.896653     12,986,273  1.30%   to   2.85%    4.60%   to   5.13%
    2012         1,417,799    10.954583  to       11.262984     15,820,202  1.30%   to   2.85%    5.09%   to   5.12%
    2011         1,727,044     9.619164  to        9.737940     16,748,984  1.30%   to   2.85%     --     to     --

INVESCO V.I. INTERNATIONAL GROWTH FUND
    2014            90,318    11.473137  to       11.710671      1,055,574  1.00%   to   1.30%    1.37%   to   1.38%
    2013            93,077    11.612802  to       11.817709      1,098,067  1.00%   to   1.30%    1.06%   to   1.08%
    2012           106,094     9.909800  to       10.054472      1,065,264  1.00%   to   1.30%    1.33%   to   1.37%
    2011           107,756     8.710644  to        8.811351        948,572  1.00%   to   1.30%    1.12%   to   1.16%
    2010           109,165     9.488000  to        9.568935      1,043,769  1.00%   to   1.30%    1.94%   to   1.97%

INVESCO V.I. DIVERSIFIED DIVIDEND FUND
    2014         3,458,959    15.312044  to       16.397210     56,131,603  1.30%   to   2.85%    1.51%   to   1.63%
    2013         4,517,650    13.999762  to       14.723123     66,018,702  1.30%   to   2.85%    2.14%   to   3.58%
    2012         5,490,061    11.015290  to       11.382896     62,188,170  1.30%   to   2.85%    1.84%   to   1.93%
    2011         6,602,494     9.574800  to        9.712980     63,991,765  1.30%   to   2.85%     --     to     --

INVESCO V.I. MONEY MARKET FUND
    2014         3,258,518     9.628967  to        9.884782     31,831,772  0.75%   to   2.40%    0.01%   to   0.01%
    2013         3,812,606     9.861578  to        9.957895     37,798,153  0.75%   to   2.40%    0.01%   to   0.01%

AMERICAN FUNDS GLOBAL GROWTH FUND
    2014         1,593,841     2.493894  to       21.011536     26,953,602  1.30%   to   2.85%    1.12%   to   1.17%
    2013         2,140,970     2.469409  to       21.130260     36,105,541  1.30%   to   2.85%    1.22%   to   2.06%
    2012         2,816,437     1.936644  to       16.830177     37,458,032  1.30%   to   2.85%    0.96%   to   1.08%
    2011         3,395,209     1.600797  to       14.128659     38,050,062  1.30%   to   2.85%    0.58%   to   1.10%
    2010         4,247,663     1.779930  to       15.955411     52,943,447  1.30%   to   2.85%    1.44%   to   1.50%

AMERICAN FUNDS GROWTH FUND
    2014         9,701,852     2.084619  to       22.947533    150,790,094  1.30%   to   2.85%    0.71%   to   0.78%
    2013        12,394,768     1.946294  to       21.759453    180,758,727  1.30%   to   2.85%    0.85%   to   0.96%
    2012        16,189,639     1.515544  to       17.208192    182,970,591  1.30%   to   2.85%    0.75%   to   0.81%
    2011        20,348,343     1.302357  to       15.018465    199,614,005  1.30%   to   2.85%    0.54%   to   0.67%
    2010        26,109,616     1.378355  to       16.143452    271,805,110  1.30%   to   2.85%    0.69%   to   1.04%

AMERICAN FUNDS GROWTH-INCOME FUND
    2014         7,389,426     1.957970  to       21.563654    140,792,471  1.30%   to   2.85%    1.01%   to   1.27%
    2013         9,644,679     1.792918  to       20.054357    168,000,478  1.30%   to   2.85%    0.99%   to   1.43%
    2012        12,585,583     1.360573  to       15.456025    164,643,394  1.30%   to   2.85%    1.49%   to   1.58%
    2011        15,741,364     1.173261  to       13.536212    179,282,344  1.30%   to   2.85%    1.42%   to   1.43%
    2010        19,829,452     1.210780  to       14.187486    233,613,057  1.30%   to   2.85%    1.50%   to   2.38%

AMERICAN FUNDS INTERNATIONAL FUND
    2014         3,191,762     2.060495  to       16.711217     43,919,637  1.30%   to   2.85%    1.06%   to   1.32%
    2013         4,089,024     2.144357  to       17.663102     58,387,358  1.30%   to   2.85%    1.09%   to   1.36%
    2012         5,413,431     1.786016  to       14.941037     63,751,033  1.30%   to   2.85%    1.51%   to   1.54%
    2011         6,961,481     1.534576  to       13.038067     71,526,671  1.30%   to   2.85%    1.61%   to   1.79%
    2010         8,733,498     1.807016  to       15.593154    106,346,684  1.30%   to   2.85%    1.96%   to   3.01%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
INVESCO V.I. GOVERNMENT SECURITIES FUND
    2014        0.96%    to     2.33%
    2013       (5.58)%   to    (4.30)%
    2012       (0.65)%   to     0.70%
    2011        4.70%    to     5.83%

INVESCO V.I. HIGH YIELD FUND
    2014       (1.13)%   to     0.41%
    2013        4.00%    to     5.63%
    2012       13.88%    to    15.66%
    2011       (3.81)%   to    (2.62)%

INVESCO V.I. INTERNATIONAL GROWTH FUND
    2014       (1.20)%   to    (0.91)%
    2013       17.19%    to    17.54%
    2012       13.77%    to    14.11%
    2011       (8.19)%   to    (7.92)%
    2010       11.15%    to    11.49%

INVESCO V.I. DIVERSIFIED DIVIDEND FUND
    2014        9.37%    to    11.37%
    2013       27.09%    to    29.34%
    2012       15.04%    to    17.19%
    2011       (4.25)%   to    (2.87)%

INVESCO V.I. MONEY MARKET FUND
    2014       (2.36)%   to    (0.73)%
    2013       (1.38)%   to    (0.42)%

AMERICAN FUNDS GLOBAL GROWTH FUND
    2014       (0.56)%   to     0.99%
    2013       25.55%    to    27.51%
    2012       19.12%    to    20.98%
    2011      (11.45)%   to   (10.06)%
    2010        8.61%    to    10.30%

AMERICAN FUNDS GROWTH FUND
    2014        5.46%    to     7.11%
    2013       26.45%    to    28.42%
    2012       14.58%    to    16.37%
    2011       (6.97)%   to    (5.51)%
    2010       15.35%    to    17.15%

AMERICAN FUNDS GROWTH-INCOME FUND
    2014        7.53%    to     9.21%
    2013       29.75%    to    31.78%
    2012       14.18%    to    15.97%
    2011       (4.59)%   to    (3.10)%
    2010        8.30%    to     9.99%

AMERICAN FUNDS INTERNATIONAL FUND
    2014       (5.39)%   to    (3.91)%
    2013       18.22%    to    20.06%
    2012       14.60%    to    16.38%
    2011      (16.39)%   to   (15.08)%
    2010        4.22%    to     5.85%


--------------------------------------------------------------------------------
                                   SA-105

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                      INVESTMENT
                                         UNIT                                     EXPENSE               INCOME
                                      FAIR VALUE                              RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT       UNITS #         LOWEST TO HIGHEST #          NET ASSETS        HIGHEST*              HIGHEST**
------------  ------------  -------------------------------  -------------  -------------------  --------------------
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND
    2014           710,147  $  2.593713  to   $   22.075893  $  14,059,524  1.30%   to   2.85%    0.12%   to   0.12%
    2013           918,920     2.573031  to       22.242127     18,368,180  1.30%   to   2.85%    0.29%   to   0.88%
    2012         1,253,007     2.032043  to       17.839852     19,223,575  1.30%   to   2.85%    1.25%   to   1.34%
    2011         1,532,597     1.741965  to       15.531967     20,479,653  1.30%   to   2.85%    1.25%   to   1.40%
    2010         2,072,107     2.182637  to       19.765808     35,102,714  1.30%   to   2.85%    1.79%   to   2.02%

WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND
    2014           104,859    18.842238  to       19.920292      2,050,396  1.15%   to   2.40%     --     to     --
    2013           143,471    18.581799  to       19.400901      2,743,153  1.15%   to   2.40%    0.12%   to   0.13%
    2012           184,516    13.606107  to       14.029736      2,561,880  1.15%   to   2.40%     --     to     --
    2011           216,524    11.576024  to       11.788274      2,535,732  1.15%   to   2.40%     --     to     --
    2010           264,536    12.552740  to       12.624085      3,332,714  0.52%   to   1.09%     --     to     --

FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO
    2014         3,784,647    16.548180  to       21.248336     58,306,105  0.75%   to   2.70%    2.44%   to   2.69%
    2013         4,943,978    15.369493  to       20.123493     71,149,085  0.75%   to   2.70%    1.93%   to   2.33%
    2012         7,873,762    12.114138  to       16.173323     89,916,855  0.75%   to   2.70%    2.67%   to   2.98%
    2011         9,752,337    10.426975  to       14.194812     96,421,077  0.75%   to   2.70%    2.32%   to   2.47%
    2010        11,136,846    10.437162  to       14.503942    110,848,898  0.75%   to   2.65%    1.59%   to   3.28%

FIDELITY(R) VIP GROWTH PORTFOLIO
    2014         1,284,363    19.472927  to       23.441676     23,399,351  0.75%   to   2.70%     --     to     --
    2013         1,653,526    17.673176  to       21.694064     27,444,009  0.75%   to   2.70%    0.04%   to   0.05%
    2012         3,290,966    13.092760  to       16.387763     40,555,290  0.75%   to   2.70%    0.31%   to   0.36%
    2011         3,257,118    11.530588  to       14.716451     35,588,924  0.75%   to   2.70%    0.12%   to   0.14%
    2010         3,636,812    11.621232  to       15.140265     40,241,265  0.75%   to   2.65%    0.03%   to   0.03%

FIDELITY(R) VIP CONTRAFUND PORTFOLIO
    2014        13,398,198    20.875230  to       22.709193    260,873,296  0.75%   to   2.70%    0.68%   to   1.05%
    2013        17,516,012    18.837029  to       20.895412    309,675,644  0.75%   to   2.70%    0.59%   to   0.88%
    2012        28,797,388    14.492862  to       16.392891    394,673,248  0.75%   to   2.70%    1.03%   to   1.14%
    2011        34,768,858    12.572635  to       14.500794    415,815,519  0.75%   to   2.70%    0.73%   to   0.85%
    2010        41,496,918    13.030114  to       15.340729    517,456,721  0.75%   to   2.65%    0.64%   to   0.99%

FIDELITY(R) VIP MID CAP PORTFOLIO
    2014         3,612,099    21.776994  to       23.593679     73,279,424  0.75%   to   2.70%    0.02%   to   0.03%
    2013         4,675,001    20.692786  to       22.860601     90,489,841  0.75%   to   2.70%    0.25%   to   0.29%
    2012         7,316,349    15.344540  to       17.285596    105,346,954  0.75%   to   2.70%    0.37%   to   0.40%
    2011         8,854,514    13.494815  to       15.501125    112,915,561  0.75%   to   2.70%    0.02%   to   0.02%
    2010        10,652,547    15.251669  to       17.883417    154,545,822  0.75%   to   2.65%    0.12%   to   0.41%

FIDELITY(R) VIP VALUE STRATEGIES PORTFOLIO
    2014           442,296    18.565570  to       29.060046      7,921,746  0.75%   to   2.70%    0.72%   to   0.80%
    2013           657,583    17.561540  to       28.029835     11,125,813  0.75%   to   2.70%    0.42%   to   0.72%
    2012           990,570    13.591300  to       22.119855     12,743,430  0.75%   to   2.70%    0.38%   to   0.45%
    2011         1,019,981    10.776854  to       17.884524     10,442,095  0.75%   to   2.70%    0.64%   to   0.83%
    2010         1,487,091    11.936816  to       20.221422     16,860,050  0.75%   to   2.65%    0.30%   to   0.34%

FIDELITY(R) VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO
    2014           500,532    15.518699  to       26.219871      7,415,204  0.75%   to   2.65%    0.20%   to   0.21%
    2013           537,380    12.738293  to       14.129404      7,296,736  0.75%   to   2.40%    0.09%   to   0.13%
    2012           492,899     9.437406  to       10.296883      4,878,077  0.75%   to   2.40%    0.56%   to   0.88%
    2011           282,667     7.907296  to        8.486346      2,330,637  0.75%   to   2.40%     --     to     --
    2010           263,474     8.330097  to        8.793676      2,302,500  0.75%   to   2.40%    0.12%   to   0.21%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND
    2014       (0.75)%   to     0.80%
    2013       24.68%    to    26.62%
    2012       14.86%    to    16.65%
    2011      (21.42)%   to   (20.19)%
    2010       18.98%    to    20.83%

WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND
    2014        1.40%    to     2.68%
    2013       36.57%    to    38.28%
    2012       17.54%    to    19.01%
    2011       (7.78)%   to    (6.62)%
    2010       25.53%    to    26.24%

FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO
    2014        5.59%    to     7.67%
    2013       24.42%    to    26.87%
    2012       13.94%    to    16.18%
    2011       (2.03)%   to    (0.10)%
    2010       11.91%    to    14.06%

FIDELITY(R) VIP GROWTH PORTFOLIO
    2014        8.06%    to    10.18%
    2013       32.38%    to    34.98%
    2012       11.36%    to    13.55%
    2011       (2.70)%   to    (0.78)%
    2010       20.63%    to    22.94%

FIDELITY(R) VIP CONTRAFUND PORTFOLIO
    2014        8.68%    to    10.82%
    2013       27.47%    to    29.97%
    2012       13.05%    to    15.27%
    2011       (5.38)%   to    (3.51)%
    2010       13.87%    to    16.05%

FIDELITY(R) VIP MID CAP PORTFOLIO
    2014        3.21%    to     5.24%
    2013       32.25%    to    34.85%
    2012       11.51%    to    13.71%
    2011      (13.23)%   to   (11.52)%
    2010       25.21%    to    27.61%

FIDELITY(R) VIP VALUE STRATEGIES PORTFOLIO
    2014        3.68%    to     5.72%
    2013       26.72%    to    29.21%
    2012       23.68%    to    26.12%
    2011      (11.46)%   to    (9.72)%
    2010       23.04%    to    25.39%

FIDELITY(R) VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO
    2014        7.77%    to     9.83%
    2013       34.98%    to    37.22%
    2012       19.35%    to    21.33%
    2011       (5.08)%   to    (3.49)%
    2010       15.19%    to    17.11%


--------------------------------------------------------------------------------
                                   SA-106

---------------------------------------------------------------------------

                                                                                                       INVESTMENT
                                         UNIT                                     EXPENSE                INCOME
                                      FAIR VALUE                              RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT       UNITS #         LOWEST TO HIGHEST #          NET ASSETS        HIGHEST*               HIGHEST**
------------  ------------  -------------------------------  -------------  -------------------  ---------------------
FRANKLIN INCOME VIP FUND+
    2014           308,393  $ 14.017169  to   $   14.307628  $   4,389,262  1.00%   to   1.30%    4.73%   to    4.79%
    2013           327,270    13.586188  to       13.826165      4,504,927  1.00%   to   1.30%    6.11%   to    6.15%
    2012           330,941    12.089034  to       12.265726      4,044,496  1.00%   to   1.30%    6.13%   to    6.22%
    2011           333,625    10.880501  to       11.006459      3,662,744  1.00%   to   1.30%    5.58%   to    5.60%
    2010           372,149    10.776531  to       10.868618      4,037,529  1.00%   to   1.30%    5.81%   to    6.45%

FRANKLIN SMALL-MID CAP GROWTH VIP FUND+
    2014         1,371,284     1.962775  to       24.310895     19,506,770  1.30%   to   2.85%     --     to      --
    2013         1,733,770     1.850212  to       23.274741     23,295,919  1.30%   to   2.85%     --     to      --
    2012         2,191,630     1.356754  to       17.333549     21,352,705  1.30%   to   2.85%     --     to      --
    2011         2,769,160     1.239954  to       16.088785     25,026,693  1.30%   to   2.85%     --     to      --
    2010         3,444,856     1.319964  to       17.394707     33,350,302  1.30%   to   2.85%     --     to      --

FRANKLIN SMALL CAP VALUE VIP FUND+
    2014            53,721    16.670010  to       17.015591        911,392  1.00%   to   1.30%    0.46%   to    0.47%
    2013            52,854    16.807858  to       17.104876        902,048  1.00%   to   1.30%    1.18%   to    1.18%
    2012            59,656    12.508989  to       12.691933        755,818  1.00%   to   1.30%    0.65%   to    0.69%
    2011            60,993    10.715206  to       10.839361        660,492  1.00%   to   1.30%    0.56%   to    0.58%
    2010            60,375    11.292781  to       11.389367        687,077  1.00%   to   1.30%    0.58%   to    0.68%

FRANKLIN STRATEGIC INCOME VIP FUND+
    2014         2,700,086     2.092629  to       15.238831     51,386,777  1.30%   to   2.85%    5.91%   to    6.10%
    2013         3,270,926     2.075988  to       15.353771     62,789,065  1.30%   to   2.85%    4.87%   to    6.52%
    2012         4,273,143     2.031588  to       15.260068     81,403,803  1.30%   to   2.85%    7.13%   to   10.01%
    2011         5,098,617     1.819437  to       13.879831     88,660,688  1.30%   to   2.85%    5.25%   to    5.92%
    2010         6,362,011     1.793457  to       13.895333    110,012,270  1.30%   to   2.85%    3.22%   to    5.35%

FRANKLIN MUTUAL SHARES VIP FUND+
    2014         2,572,986    13.724472  to       18.942652     49,799,140  1.00%   to   2.85%    1.87%   to    2.06%
    2013         3,132,794    12.950382  to       18.194494     58,313,141  1.00%   to   2.85%    1.95%   to    2.31%
    2012         3,999,638    10.214946  to       14.595381     59,638,157  1.00%   to   2.85%    1.70%   to    2.00%
    2011         4,968,556     9.034795  to       13.144834     66,483,632  1.00%   to   2.85%    2.26%   to    2.96%
    2010         6,399,445     9.229000  to       13.667615     87,563,905  1.00%   to   2.85%    1.53%   to    1.57%

TEMPLETON DEVELOPING MARKETS VIP FUND+
    2014           392,500     2.633339  to       15.616404      7,513,026  1.30%   to   2.85%    1.45%   to    1.71%
    2013           539,070     2.902585  to       17.482158     11,451,967  1.30%   to   2.85%    2.06%   to    2.25%
    2012           708,721     2.962340  to       18.120821     15,635,259  1.30%   to   2.85%    1.64%   to    2.61%
    2011           855,812     2.646401  to       16.440986     16,805,497  1.30%   to   2.85%    1.25%   to    1.45%
    2010         1,138,372     3.179308  to       20.060726     26,923,425  1.30%   to   2.85%    1.75%   to    1.76%

TEMPLETON GROWTH VIP FUND+
    2014           917,280    12.017938  to       18.045385     13,764,384  1.00%   to   2.85%    1.24%   to    1.36%
    2013         1,110,890    12.498834  to       19.105145     17,556,778  1.00%   to   2.85%    2.08%   to    2.57%
    2012         1,615,621     9.663708  to       15.025989     19,167,651  1.00%   to   2.85%    1.90%   to    1.96%
    2011         2,063,386     8.065299  to       12.769965     20,669,682  1.00%   to   2.85%    1.28%   to    1.32%
    2010         2,608,906     8.773263  to       14.184236     28,895,773  1.00%   to   2.65%    1.19%   to    1.56%

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND+
    2014            35,195    14.264268  to       14.559821        509,152  1.00%   to   1.30%    1.91%   to    4.30%
    2013            31,418    13.684999  to       13.926688        437,285  1.00%   to   1.30%    1.90%   to    1.96%
    2012            38,838    10.871629  to       11.030518        428,172  1.00%   to   1.30%    2.56%   to    2.74%
    2011            38,572     9.723818  to        9.836390        379,213  1.00%   to   1.30%    2.18%   to    2.75%
    2010            35,962    10.163764  to       10.250605        368,200  1.00%   to   1.30%    1.20%   to    1.64%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
FRANKLIN INCOME VIP FUND+
    2014        3.17%    to     3.48%
    2013       12.38%    to    12.72%
    2012       11.11%    to    11.44%
    2011        0.96%    to     1.27%
    2010       11.09%    to    11.42%

FRANKLIN SMALL-MID CAP GROWTH VIP FUND+
    2014        4.45%    to     6.08%
    2013       34.28%    to    36.37%
    2012        7.74%    to     9.42%
    2011       (7.51)%   to    (6.06)%
    2010       24.04%    to    25.98%

FRANKLIN SMALL CAP VALUE VIP FUND+
    2014       (0.82)%   to    (0.52)%
    2013       34.37%    to    34.77%
    2012       16.74%    to    17.09%
    2011       (5.11)%   to    (4.83)%
    2010       26.49%    to    26.87%

FRANKLIN STRATEGIC INCOME VIP FUND+
    2014       (0.75)%   to     0.80%
    2013        0.61%    to     2.19%
    2012        9.94%    to    11.66%
    2011       (0.11)%   to     1.45%
    2010        8.09%    to     9.77%

FRANKLIN MUTUAL SHARES VIP FUND+
    2014        4.11%    to     5.98%
    2013       24.66%    to    26.78%
    2012       11.04%    to    13.06%
    2011       (3.82)%   to    (2.10)%
    2010        8.07%    to     9.95%

TEMPLETON DEVELOPING MARKETS VIP FUND+
    2014      (10.67)%   to    (9.28)%
    2013       (3.52)%   to    (2.02)%
    2012       10.22%    to    11.94%
    2011      (18.04)%   to   (16.76)%
    2010       14.52%    to    16.31%

TEMPLETON GROWTH VIP FUND+
    2014       (5.55)%   to    (3.85)%
    2013       27.15%    to    29.34%
    2012       17.67%    to    19.82%
    2011       (9.59)%   to    (8.07)%
    2010        4.59%    to     6.25%

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND+
    2014        4.23%    to     4.55%
    2013       25.88%    to    26.26%
    2012       11.80%    to    12.14%
    2011       (4.33)%   to    (4.04)%
    2010       10.43%    to    10.76%


--------------------------------------------------------------------------------
                                   SA-107

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                       INVESTMENT
                                         UNIT                                     EXPENSE                INCOME
                                      FAIR VALUE                              RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT       UNITS #         LOWEST TO HIGHEST #          NET ASSETS        HIGHEST*               HIGHEST**
------------  ------------  -------------------------------  -------------  -------------------  ---------------------
TEMPLETON GLOBAL BOND VIP FUND+
    2014           113,601  $ 14.617491  to   $   14.920344  $   1,685,989  1.00%   to   1.30%    4.78%   to    4.88%
    2013           111,813    14.562132  to       14.819300      1,649,863  1.00%   to   1.30%    4.45%   to    4.51%
    2012           114,076    14.529591  to       14.741891      1,675,724  1.00%   to   1.30%    6.10%   to    6.37%
    2011           116,598    12.803269  to       12.951447      1,505,343  1.00%   to   1.30%    5.49%   to    5.71%
    2010           108,971    13.096251  to       13.208123      1,434,842  1.00%   to   1.30%    1.38%   to    1.45%

HARTFORD BALANCED HLS FUND
    2014        19,064,633     1.844993  to       19.593127     41,923,743  0.75%   to   2.65%    1.53%   to    1.87%
    2013        21,181,245     1.693116  to       18.325111     42,372,638  0.75%   to   2.65%    1.08%   to    1.96%
    2012        27,519,801     1.407604  to       15.527004     46,881,825  0.75%   to   2.65%    2.71%   to    2.80%
    2011        30,126,236     1.266006  to       14.232758     46,438,966  0.75%   to   2.65%    1.64%   to    3.01%
    2010        35,090,999     1.252295  to       14.348822     53,314,446  0.75%   to   2.65%    1.48%   to    1.57%

HARTFORD TOTAL RETURN BOND HLS FUND
    2014       226,614,259     2.077135  to       12.957181    600,301,501  0.75%   to   2.70%    3.15%   to    3.22%
    2013       291,763,976     1.976410  to       12.603646    722,686,855  0.75%   to   2.65%    4.24%   to    4.39%
    2012       254,032,634     2.018825  to       13.121114    603,732,869  0.75%   to   2.65%    3.99%   to    4.61%
    2011       283,663,325     1.891466  to       12.529041    634,968,710  0.75%   to   2.65%    0.21%   to    0.28%
    2010       322,038,720     1.781162  to       12.024711    672,918,412  0.75%   to   2.65%    4.08%   to   10.74%

HARTFORD CAPITAL APPRECIATION HLS FUND
    2014         5,181,056    18.789702  to       23.644147     90,858,781  0.75%   to   2.65%    0.85%   to    0.94%
    2013         6,458,580    17.642063  to       22.625944    107,626,143  0.75%   to   2.65%    0.95%   to    1.16%
    2012         6,985,647    12.780410  to       16.704995     83,839,708  0.75%   to   2.65%    1.36%   to    1.73%
    2011         8,462,928    10.881142  to       14.495182     87,279,646  0.75%   to   2.65%    0.70%   to    1.23%
    2010         9,718,486    12.374494  to       16.801253    115,050,037  0.75%   to   2.65%    0.56%   to    0.82%

HARTFORD DIVIDEND AND GROWTH HLS FUND
    2014        88,026,299     2.766335  to       21.282182    278,215,532  0.75%   to   2.70%    1.67%   to    1.75%
    2013       116,194,328     2.467388  to       19.405426    324,117,243  0.75%   to   2.65%    1.47%   to    2.20%
    2012       187,922,381     1.884399  to       15.104414    401,660,718  0.75%   to   2.65%    2.11%   to    2.59%
    2011       223,595,777     1.671386  to       13.653929    426,049,774  0.75%   to   2.65%    1.93%   to    2.77%
    2010       250,852,760     1.662078  to       13.838538    477,827,005  0.75%   to   2.65%    1.93%   to    7.65%

HARTFORD GLOBAL GROWTH HLS FUND+
    2014         4,029,880     1.924928  to       21.538692     11,028,083  0.75%   to   2.65%    0.49%   to    0.51%
    2013         4,132,243     1.816121  to       20.711072     10,078,551  0.75%   to   2.65%    0.71%   to    0.74%
    2012         6,136,835     1.342516  to       15.603493     10,087,638  0.75%   to   2.65%    0.39%   to    0.56%
    2011         7,310,361     1.096068  to       12.983312      9,773,916  0.75%   to   2.65%    0.03%   to    0.04%
    2010         8,310,467     1.282407  to        8.309535     13,138,329  0.75%   to   2.45%    0.11%   to    0.26%

HARTFORD DISCIPLINED EQUITY HLS FUND
    2014        75,593,044     2.050024  to       23.917253    172,390,882  0.75%   to   2.65%    0.56%   to    0.64%
    2013       107,813,371     1.777782  to       21.138854    209,139,718  0.75%   to   2.65%    1.34%   to    1.85%
    2012       174,236,751     1.318796  to       15.981739    243,023,429  0.75%   to   2.65%    1.58%   to    1.86%
    2011       223,050,985     1.129674  to       13.952267    265,972,586  0.75%   to   2.65%    1.13%   to    2.80%
    2010       277,822,332     1.125208  to       14.163838    329,992,801  0.75%   to   2.65%    1.37%   to    2.39%

HARTFORD GROWTH OPPORTUNITIES HLS FUND+
    2014        31,275,273     2.957713  to       24.465652    103,079,040  0.75%   to   2.70%    0.15%   to    0.18%
    2013        36,584,242     2.610723  to       22.020532    103,051,646  0.75%   to   2.70%    0.01%   to    0.01%
    2012        46,586,169     1.937740  to       16.665811     91,736,573  0.75%   to   2.70%     --     to      --
    2011        58,007,847     1.538976  to       13.496611     89,363,566  0.75%   to   2.70%     --     to      --
    2010        69,259,754     1.701546  to       15.232438    116,403,129  0.75%   to   2.65%    0.02%   to    0.02%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
TEMPLETON GLOBAL BOND VIP FUND+
    2014        0.38%    to     0.68%
    2013        0.22%    to     0.53%
    2012       13.48%    to    13.82%
    2011       (2.24)%   to    (1.94)%
    2010       12.81%    to    13.15%

HARTFORD BALANCED HLS FUND
    2014        6.92%    to     8.97%
    2013       18.02%    to    20.28%
    2012        9.09%    to    11.18%
    2011       (0.81)%   to     1.09%
    2010        9.21%    to    11.30%

HARTFORD TOTAL RETURN BOND HLS FUND
    2014        3.07%    to     5.10%
    2013       (3.94)%   to    (2.10)%
    2012        4.73%    to     6.73%
    2011        4.19%    to     6.19%
    2010        4.70%    to     6.71%

HARTFORD CAPITAL APPRECIATION HLS FUND
    2014        4.50%    to     6.51%
    2013       35.44%    to    38.04%
    2012       15.25%    to    17.45%
    2011      (13.73)%   to   (12.07)%
    2010       13.46%    to    15.63%

HARTFORD DIVIDEND AND GROWTH HLS FUND
    2014        9.95%    to    12.12%
    2013       28.48%    to    30.94%
    2012       10.62%    to    12.74%
    2011       (1.33)%   to     0.56%
    2010       10.25%    to    12.36%

HARTFORD GLOBAL GROWTH HLS FUND+
    2014        4.00%    to     5.99%
    2013       32.73%    to    35.28%
    2012       20.18%    to    22.48%
    2011      (16.14)%   to   (14.53)%
    2010       11.49%    to    13.40%

HARTFORD DISCIPLINED EQUITY HLS FUND
    2014       13.14%    to    15.31%
    2013       32.27%    to    34.80%
    2012       14.55%    to    16.74%
    2011       (1.49)%   to     0.40%
    2010       11.07%    to    13.19%

HARTFORD GROWTH OPPORTUNITIES HLS FUND+
    2014       11.10%    to    13.29%
    2013       32.13%    to    34.73%
    2012       23.48%    to    25.91%
    2011      (11.30)%   to    (9.55)%
    2010       14.49%    to    16.69%


--------------------------------------------------------------------------------
                                   SA-108

---------------------------------------------------------------------------

                                                                                                       INVESTMENT
                                         UNIT                                     EXPENSE                INCOME
                                      FAIR VALUE                              RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT       UNITS #         LOWEST TO HIGHEST #          NET ASSETS        HIGHEST*               HIGHEST**
------------  ------------  -------------------------------  -------------  -------------------  ---------------------
HARTFORD HIGH YIELD HLS FUND
    2014        16,792,239  $  2.296441  to   $   20.223849  $  40,402,819  0.75%   to   2.65%    7.44%   to    9.56%
    2013        22,561,650     2.255581  to       20.244969     51,648,104  0.75%   to   2.65%    7.61%   to    7.87%
    2012        41,228,975     2.135257  to       19.532530     88,284,781  0.75%   to   2.65%    8.85%   to   10.47%
    2011        45,075,007     1.881989  to       17.545780     85,293,313  0.75%   to   2.65%    9.42%   to    9.54%
    2010        49,066,065     1.811122  to       17.208998     89,083,229  0.75%   to   2.65%    0.68%   to    0.68%

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
    2014        60,944,952     1.787129  to       16.787470    125,057,963  0.75%   to   2.70%    0.65%   to    2.12%
    2013        76,590,885     1.873156  to       17.987985    162,185,035  0.75%   to   2.65%    1.77%   to    2.22%
    2012        88,120,008     1.552645  to       15.195948    151,315,132  0.75%   to   2.65%    1.88%   to    2.27%
    2011       109,715,175     1.301482  to       12.982010    159,414,100  0.75%   to   2.65%    0.04%   to    0.08%
    2010       123,136,021     1.524253  to       15.496334    210,519,050  0.75%   to   2.65%    1.57%   to    3.10%

HARTFORD SMALL/MID CAP EQUITY HLS FUND
    2014           606,306    15.256377  to       27.117136      9,278,313  0.75%   to   2.65%    1.50%   to    1.77%
    2013           862,387    14.608165  to       26.463124     12,431,841  0.75%   to   2.65%    1.33%   to    1.81%
    2012         1,718,375    10.703208  to       19.760799     17,801,615  0.75%   to   2.65%    0.56%   to    0.57%
    2011         1,221,788     9.306563  to       17.511714     11,079,465  0.75%   to   2.65%     --     to      --
    2010         1,562,943     8.969653  to        9.484348     14,471,224  0.75%   to   2.45%    0.63%   to    0.70%

HARTFORD MIDCAP VALUE HLS FUND
    2014           437,393    18.298149  to       19.939237      8,385,851  0.75%   to   2.65%    0.62%   to    0.69%
    2013           593,853    17.363025  to       18.564105     10,676,059  0.75%   to   2.65%    1.20%   to    1.26%
    2012           508,217    13.235223  to       13.884610      6,920,442  0.75%   to   2.65%    1.20%   to    1.20%
    2011           551,078    10.876518  to       11.195539      6,093,144  0.75%   to   2.65%    0.01%   to    0.01%
    2010           620,554    12.227077  to       12.335637      7,620,277  0.75%   to   2.45%    0.63%   to    0.69%

HARTFORD ULTRASHORT BOND HLS FUND
    2014        48,014,541     1.173812  to        8.526629     60,759,060  0.75%   to   2.65%     --     to      --
    2013        70,320,363     1.181432  to        8.746879     90,448,618  0.75%   to   2.65%     --     to      --
    2012       104,792,387     1.190255  to        8.981782    136,103,610  0.75%   to   2.65%     --     to      --
    2011       128,612,936     1.199199  to        9.223002    170,183,551  0.75%   to   2.65%     --     to      --
    2010       131,805,685     1.208270  to        9.470696    173,057,253  0.75%   to   2.65%     --     to      --

HARTFORD SMALL COMPANY HLS FUND
    2014        13,564,156     2.855498  to       24.721812     44,499,580  0.75%   to   2.65%     --     to      --
    2013        16,918,047     2.686991  to       23.709195     51,929,550  0.75%   to   2.65%    0.10%   to    0.10%
    2012        21,669,481     1.875066  to       16.862065     45,314,531  0.75%   to   2.65%     --     to      --
    2011        28,096,942     1.633676  to       14.973029     52,247,495  0.75%   to   2.65%     --     to      --
    2010        31,853,667     1.703225  to       15.910332     62,271,402  0.75%   to   2.65%     --     to      --

HARTFORD SMALLCAP GROWTH HLS FUND
    2014         8,245,697     2.834928  to       30.549521     25,900,450  0.75%   to   2.70%    0.06%   to    0.07%
    2013        12,242,271     2.698799  to       29.655347     37,405,899  0.75%   to   2.70%    0.33%   to    0.39%
    2012        19,668,095     1.876921  to       21.029882     37,822,393  0.75%   to   2.70%     --     to      --
    2011        23,144,496     1.610827  to       18.403649     38,423,970  0.75%   to   2.70%     --     to      --
    2010        27,986,784     1.600207  to       18.662145     45,127,395  0.75%   to   2.65%     --     to      --

HARTFORD STOCK HLS FUND
    2014        11,437,645     1.676202  to       23.840129     21,721,950  0.75%   to   2.65%    1.44%   to    1.77%
    2013        15,580,450     1.517272  to       21.993573     26,188,515  0.75%   to   2.65%    1.57%   to    1.94%
    2012        21,564,594     1.155940  to       17.077059     28,705,195  0.75%   to   2.65%    1.71%   to    2.09%
    2011        25,281,078     1.018186  to       15.330329     30,109,816  0.75%   to   2.65%    1.34%   to    2.16%
    2010        29,571,085     0.966224  to        1.037207     36,944,100  0.75%   to   2.45%    1.17%   to    1.45%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
HARTFORD HIGH YIELD HLS FUND
    2014       (0.10)%   to     1.81%
    2013        3.65%    to     5.64%
    2012       11.32%    to    13.46%
    2011        1.96%    to     3.91%
    2010       13.11%    to    15.28%

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
    2014       (6.44)%   to    (4.59)%
    2013       18.37%    to    20.64%
    2012       17.05%    to    19.30%
    2011      (16.23)%   to   (14.62)%
    2010       11.50%    to    13.63%

HARTFORD SMALL/MID CAP EQUITY HLS FUND
    2014        2.47%    to     4.44%
    2013       33.92%    to    36.48%
    2012       12.84%    to    15.01%
    2011       (3.72)%   to    (1.87)%
    2010       22.79%    to    24.89%

HARTFORD MIDCAP VALUE HLS FUND
    2014        5.39%    to     7.41%
    2013       31.19%    to    33.70%
    2012       21.69%    to    24.02%
    2011      (10.95)%   to    (9.24)%
    2010       22.27%    to    23.36%

HARTFORD ULTRASHORT BOND HLS FUND
    2014       (2.52)%   to    (0.64)%
    2013       (2.62)%   to    (0.74)%
    2012       (2.62)%   to    (0.75)%
    2011       (2.62)%   to    (0.75)%
    2010       (2.62)%   to    (0.75)%

HARTFORD SMALL COMPANY HLS FUND
    2014        4.27%    to     6.27%
    2013       40.61%    to    43.30%
    2012       12.62%    to    14.78%
    2011       (5.89)%   to    (4.08)%
    2010       20.89%    to    23.20%

HARTFORD SMALLCAP GROWTH HLS FUND
    2014        3.02%    to     5.04%
    2013       41.02%    to    43.79%
    2012       14.27%    to    16.52%
    2011       (1.28)%   to     0.66%
    2010       32.99%    to    35.54%

HARTFORD STOCK HLS FUND
    2014        8.40%    to    10.47%
    2013       28.79%    to    31.26%
    2012       11.39%    to    13.53%
    2011       (3.68)%   to    (1.83)%
    2010       12.02%    to    13.94%


--------------------------------------------------------------------------------
                                   SA-109

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                       INVESTMENT
                                         UNIT                                     EXPENSE                INCOME
                                      FAIR VALUE                              RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT       UNITS #         LOWEST TO HIGHEST #          NET ASSETS        HIGHEST*               HIGHEST**
------------  ------------  -------------------------------  -------------  -------------------  ---------------------
HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
    2014        88,165,148  $  1.317145  to   $   10.085981  $ 108,216,847  0.75%   to   2.65%    2.25%   to    2.46%
    2013       108,219,359     1.290740  to       10.073293    129,977,972  0.75%   to   2.65%    2.04%   to    2.42%
    2012       188,092,808     1.322709  to       10.520796    231,525,940  0.75%   to   2.65%    2.74%   to    3.28%
    2011       197,642,933     1.285166  to       10.418250    237,619,463  0.75%   to   2.65%    2.70%   to    2.73%
    2010       234,473,745     1.234656  to       10.200692    271,819,586  0.75%   to   2.65%    4.51%   to    4.51%

HARTFORD VALUE HLS FUND
    2014        38,624,757     2.264770  to       21.064438     82,231,209  0.75%   to   2.70%    1.39%   to    1.55%
    2013        51,315,071     2.048935  to       19.432263     98,754,841  0.75%   to   2.70%    1.59%   to    1.77%
    2012        73,443,388     1.564597  to       15.130819    107,470,519  0.75%   to   2.70%    2.07%   to    2.35%
    2011        96,755,614     1.347487  to       13.287624    122,070,420  0.75%   to   2.70%    1.59%   to    1.89%
    2010       114,772,493     1.384725  to       13.938601    149,437,870  0.75%   to   2.65%    1.49%   to    4.39%

LORD ABBETT FUNDAMENTAL EQUITY FUND
    2014         2,134,536    19.942472  to       20.421449     40,114,543  0.75%   to   2.65%    0.42%   to    0.46%
    2013         2,828,309    18.753311  to       19.572025     50,242,082  0.75%   to   2.65%    0.13%   to    0.24%
    2012         2,210,313    12.229320  to       13.917621     29,389,122  0.75%   to   2.40%    0.49%   to    0.49%
    2011         2,657,910    11.288900  to       12.680534     32,347,937  0.75%   to   2.45%    0.18%   to    0.20%
    2010         2,767,726    12.112726  to       13.376501     35,756,253  0.75%   to   2.45%    0.19%   to    0.30%

LORD ABBETT CALIBRATED DIVIDEND GROWTH FUND
    2014           936,542    19.092495  to       20.223045     17,006,746  0.75%   to   2.65%    1.56%   to    1.66%
    2013         1,189,038    17.245839  to       18.617257     19,566,291  0.75%   to   2.65%    0.47%   to    1.07%
    2012         1,692,371    13.582544  to       14.943523     22,229,657  0.75%   to   2.65%    2.77%   to    2.91%
    2011         2,046,712    12.169054  to       13.645105     24,180,655  0.75%   to   2.65%    2.63%   to    2.77%
    2010         2,302,936    11.113119  to       12.236863     27,481,149  0.75%   to   2.40%    2.76%   to    2.88%

LORD ABBETT BOND DEBENTURE FUND
    2014         3,719,322    17.862911  to       17.929310     62,197,244  0.75%   to   2.70%    4.15%   to    4.31%
    2013         4,607,798    17.311795  to       17.632098     74,934,823  0.75%   to   2.65%    3.23%   to    3.28%
    2012         7,687,924    16.124338  to       16.737563    117,575,253  0.75%   to   2.65%    5.45%   to   21.03%
    2011         7,900,693    14.436308  to       15.272632    108,855,860  0.75%   to   2.65%    5.40%   to    6.43%
    2010         8,019,438    13.934296  to       15.024215    107,274,827  0.75%   to   2.65%    5.89%   to   14.18%

LORD ABBETT GROWTH AND INCOME FUND
    2014         8,125,350    15.920309  to       18.963752    121,497,260  0.75%   to   2.65%    0.66%   to    0.79%
    2013        10,614,523    14.899909  to       18.088652    149,487,822  0.75%   to   2.65%    0.42%   to    0.82%
    2012        15,724,254    11.046512  to       13.667382    165,419,905  0.75%   to   2.65%    0.90%   to    1.01%
    2011        18,828,618     9.929407  to       12.520793    178,962,117  0.75%   to   2.65%    0.69%   to    0.92%
    2010        21,973,511    10.651834  to       13.689483    225,249,511  0.75%   to   2.65%    0.51%   to    0.54%

LORD ABBETT CLASSIC STOCK FUND
    2014           448,012    18.328389  to       18.525969      7,667,307  0.75%   to   2.65%    0.58%   to    0.60%
    2013           615,192    16.919769  to       17.430130      9,793,777  0.75%   to   2.65%    0.74%   to    1.15%
    2012         1,122,816    13.128073  to       13.783116     14,009,560  0.75%   to   2.65%    0.78%   to    0.89%
    2011         1,434,322    11.492642  to       12.297444     15,747,984  0.75%   to   2.65%    0.65%   to    0.79%
    2010         1,616,601    12.606524  to       13.748208     19,600,652  0.75%   to   2.65%    0.40%   to    0.42%

MFS(R) CORE EQUITY SERIES
    2014           268,520     1.807169  to       23.353059      3,152,676  1.30%   to   2.85%    0.78%   to    0.78%
    2013           320,836     1.645837  to       21.600525      3,439,047  1.30%   to   2.85%    0.86%   to    1.01%
    2012           384,304     1.238728  to       16.511297      3,096,394  1.30%   to   2.85%    0.66%   to    0.77%
    2011           566,851     1.079719  to       14.707254      4,143,778  1.30%   to   2.65%    1.43%   to    1.43%
    2010           682,828     1.105123  to       15.258011      5,066,496  1.30%   to   2.65%    1.08%   to    1.26%


                    TOTAL RETURN
                   RATIO LOWEST TO
SUB-ACCOUNT          HIGHEST***
------------  ------------------------
HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
    2014        0.13%    to    2.05%
    2013       (4.25)%   to   (2.42)%
    2012        0.98%    to    2.92%
    2011        2.13%    to    4.09%
    2010        1.08%    to    3.02%

HARTFORD VALUE HLS FUND
    2014        8.40%    to   10.53%
    2013       28.43%    to   30.96%
    2012       13.87%    to   16.11%
    2011       (4.57)%   to   (2.69)%
    2010       11.67%    to   13.81%

LORD ABBETT FUNDAMENTAL EQUITY FUND
    2014        4.34%    to    6.34%
    2013       32.21%    to   34.75%
    2012        7.96%    to    9.76%
    2011       (6.80)%   to   (5.20)%
    2010       16.15%    to   18.14%

LORD ABBETT CALIBRATED DIVIDEND GROWTH FUND
    2014        8.63%    to   10.71%
    2013       24.58%    to   26.97%
    2012        9.52%    to   11.62%
    2011       (2.43)%   to   (0.55)%
    2010       12.05%    to   13.91%

LORD ABBETT BOND DEBENTURE FUND
    2014        1.57%    to    3.57%
    2013        5.34%    to    7.36%
    2012        9.59%    to   11.69%
    2011        1.65%    to    3.60%
    2010        9.38%    to   11.48%

LORD ABBETT GROWTH AND INCOME FUND
    2014        4.84%    to    6.85%
    2013       32.35%    to   34.88%
    2012        9.16%    to   11.25%
    2011       (8.54)%   to   (6.78)%
    2010       14.34%    to   16.54%

LORD ABBETT CLASSIC STOCK FUND
    2014        6.29%    to    8.33%
    2013       26.46%    to   28.88%
    2012       12.08%    to   14.23%
    2011      (10.55)%   to   (8.84)%
    2010       11.13%    to   13.27%

MFS(R) CORE EQUITY SERIES
    2014        8.11%    to    9.80%
    2013       30.82%    to   32.87%
    2012       12.96%    to   14.73%
    2011       (3.61)%   to   (2.30)%
    2010       14.15%    to   15.70%


--------------------------------------------------------------------------------
                                   SA-110

---------------------------------------------------------------------------

                                                                                                      INVESTMENT
                                         UNIT                                     EXPENSE               INCOME
                                      FAIR VALUE                              RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT       UNITS #         LOWEST TO HIGHEST #          NET ASSETS        HIGHEST*              HIGHEST**
------------  ------------  -------------------------------  -------------  -------------------  --------------------
MFS(R) GROWTH SERIES
    2014           403,345  $  2.158301  to   $   23.570428  $   4,513,463  1.30%   to   2.85%    0.10%   to   0.11%
    2013           525,890     2.007013  to       22.260667      5,526,429  1.30%   to   2.85%    0.19%   to   0.21%
    2012           655,656     1.485737  to       16.736210      4,936,552  1.30%   to   2.85%     --     to     --
    2011           751,074     1.282234  to       14.669322      4,926,661  1.30%   to   2.85%    0.06%   to   0.20%
    2010         1,000,392     1.303253  to       15.142882      6,680,159  1.30%   to   2.85%    0.11%   to   0.11%

MFS(R) INVESTORS GROWTH STOCK SERIES
    2014           227,318    14.299186  to       22.862134      2,579,146  1.40%   to   2.85%    0.50%   to   0.52%
    2013           269,696    13.010717  to       21.105874      2,801,761  1.40%   to   2.85%     --     to   0.86%
    2012           373,147    10.126541  to       16.803999      3,042,071  1.40%   to   2.65%    0.40%   to   0.46%
    2011           479,398     8.779192  to       14.751351      3,400,526  1.40%   to   2.65%    0.58%   to   0.59%
    2010           633,464     1.104582  to       15.060721      4,534,624  1.30%   to   2.65%    0.44%   to   0.48%

MFS(R) INVESTORS TRUST SERIES
    2014           471,336     1.959607  to       20.747067      6,977,528  1.30%   to   2.85%    0.74%   to   0.94%
    2013           618,903     1.788419  to       19.230308      8,392,253  1.30%   to   2.85%    1.08%   to   1.09%
    2012           795,229     1.372045  to       14.983391      8,300,905  1.30%   to   2.85%    0.88%   to   0.89%
    2011         1,080,000     1.166272  to       12.935045      9,592,378  1.30%   to   2.85%    0.92%   to   0.95%
    2010         1,431,435     1.207884  to       13.606091     13,237,500  1.30%   to   2.85%    1.17%   to   2.01%

MFS(R) TOTAL RETURN SERIES
    2014         3,878,274    14.183164  to       16.462385     69,812,360  1.00%   to   2.85%    1.62%   to   1.98%
    2013         4,775,798    13.235589  to       15.611507     80,986,063  1.00%   to   2.85%    1.14%   to   1.94%
    2012         6,054,778    11.258871  to       13.492782     87,769,480  1.00%   to   2.85%    2.89%   to   2.93%
    2011         7,537,602    10.251134  to       12.478151     99,974,897  1.00%   to   2.85%    2.03%   to   2.89%
    2010         9,786,447    10.192680  to       12.615530    130,556,574  1.00%   to   2.85%    0.87%   to   2.37%

MFS(R) VALUE SERIES
    2014           143,862    15.792848  to       16.119827      2,311,030  1.00%   to   1.30%    1.34%   to   1.74%
    2013           144,928    14.518301  to       14.774501      2,137,071  1.00%   to   1.30%    0.95%   to   0.96%
    2012           170,107    10.847092  to       11.005461      1,869,208  1.00%   to   1.30%    1.45%   to   1.48%
    2011           186,833     9.482867  to        9.592508      1,790,259  1.00%   to   1.30%    1.24%   to   1.26%
    2010           199,212     9.652061  to        9.734391      1,937,541  1.00%   to   1.30%    1.24%   to   1.27%

INVESCO V.I. EQUITY AND INCOME FUND
    2014         1,571,256    14.161035  to       18.157293     25,852,620  1.30%   to   2.85%    1.59%   to   1.70%
    2013         1,959,171    13.157576  to       17.176225     30,176,040  1.30%   to   2.85%    1.45%   to   1.56%
    2012         2,356,998    10.648053  to       14.267041     29,875,777  1.30%   to   2.65%    1.80%   to   1.81%
    2011         3,005,025     9.582239  to       13.035227     35,086,755  1.30%   to   2.65%    0.28%   to   1.65%
    2010         1,098,809    13.561609  to       15.448544     16,257,193  1.50%   to   2.65%    2.10%   to   2.12%

UIF CORE PLUS FIXED INCOME PORTFOLIO
    2014         3,871,920     1.484566  to       12.672419     54,463,860  1.30%   to   2.85%    2.96%   to   3.00%
    2013         4,848,264     1.394451  to       12.089085     64,113,379  1.30%   to   2.85%    2.30%   to   4.78%
    2012         4,420,378     1.417185  to       12.478134     66,149,572  1.30%   to   2.85%    4.52%   to   4.79%
    2011         5,329,815     1.311877  to       11.731281     74,587,511  1.30%   to   2.85%    3.05%   to   3.84%
    2010         6,608,219     1.257984  to       11.425114     90,315,261  1.30%   to   2.85%    1.63%   to   4.38%

UIF EMERGING MARKETS DEBT PORTFOLIO
    2014           192,372     2.347625  to       15.208700      4,626,785  1.30%   to   2.85%    5.43%   to   5.53%
    2013           256,038     2.310689  to       15.203249      6,204,952  1.30%   to   2.85%    1.79%   to   3.40%
    2012           329,084     2.565377  to       17.142709      8,997,184  1.30%   to   2.85%    2.87%   to   2.89%
    2011           378,696     2.203209  to       14.952414      9,125,440  1.30%   to   2.85%    3.54%   to   3.71%
    2010           478,021     2.085371  to       14.373716     11,054,962  1.30%   to   2.85%    4.02%   to   4.26%


                    TOTAL RETURN
                   RATIO LOWEST TO
SUB-ACCOUNT          HIGHEST***
------------  ------------------------
MFS(R) GROWTH SERIES
    2014        5.88%    to    7.54%
    2013       33.01%    to   35.09%
    2012       14.09%    to   15.87%
    2011       (3.13)%   to   (1.61)%
    2010       12.10%    to   13.85%

MFS(R) INVESTORS GROWTH STOCK SERIES
    2014        8.32%    to    9.90%
    2013       26.63%    to   28.48%
    2012       13.91%    to   15.35%
    2011       (2.05)%   to   (0.82)%
    2010        9.54%    to   11.02%

MFS(R) INVESTORS TRUST SERIES
    2014        7.89%    to    9.57%
    2013       28.34%    to   30.35%
    2012       15.84%    to   17.64%
    2011       (4.93)%   to   (3.45)%
    2010        7.98%    to    9.66%

MFS(R) TOTAL RETURN SERIES
    2014        5.45%    to    7.16%
    2013       15.70%    to   17.56%
    2012        8.13%    to    9.83%
    2011       (1.09)%   to    0.57%
    2010        6.84%    to    8.54%

MFS(R) VALUE SERIES
    2014        8.78%    to    9.11%
    2013       33.85%    to   34.25%
    2012       14.39%    to   14.73%
    2011       (1.75)%   to   (1.46)%
    2010        9.78%    to   10.11%

INVESCO V.I. EQUITY AND INCOME FUND
    2014        5.71%    to    7.63%
    2013       21.38%    to   23.57%
    2012        9.45%    to   11.12%
    2011       (4.18)%   to   (3.88)%
    2010        9.10%    to   10.36%

UIF CORE PLUS FIXED INCOME PORTFOLIO
    2014        4.83%    to    6.46%
    2013       (3.12)%   to   (1.60)%
    2012        6.37%    to    8.03%
    2011        2.68%    to    4.28%
    2010        4.14%    to    5.76%

UIF EMERGING MARKETS DEBT PORTFOLIO
    2014        0.04%    to    1.60%
    2013      (11.31)%   to   (9.93)%
    2012       14.65%    to   16.44%
    2011        4.03%    to    5.65%
    2010        6.66%    to    8.33%


--------------------------------------------------------------------------------
                                   SA-111

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                      INVESTMENT
                                         UNIT                                     EXPENSE               INCOME
                                      FAIR VALUE                              RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT       UNITS #         LOWEST TO HIGHEST #          NET ASSETS        HIGHEST*              HIGHEST**
------------  ------------  -------------------------------  -------------  -------------------  --------------------
UIF EMERGING MARKETS EQUITY PORTFOLIO
    2014         1,592,117  $ 16.884299  to   $   17.698337  $  27,220,148  0.75%   to   2.85%    0.33%   to   0.51%
    2013         1,995,394    18.188999  to       18.682484     36,158,069  0.75%   to   2.85%    1.15%   to   1.48%
    2012         3,373,902    18.908418  to       19.032629     62,206,062  0.75%   to   2.85%     --     to     --
    2011         4,189,707    16.001148  to       16.218618     65,587,960  0.75%   to   2.85%    0.32%   to   0.37%
    2010         5,344,871    19.717369  to       20.405019    103,993,825  0.75%   to   2.85%    0.60%   to   0.72%

UIF GROWTH PORTFOLIO
    2014         6,058,772    13.413842  to       13.784028     83,085,435  1.30%   to   2.85%     --     to     --
    2013         7,905,460    13.009597  to       13.129316    103,611,058  1.30%   to   2.85%     --     to     --

UIF MID CAP GROWTH PORTFOLIO
    2014           521,693    23.070246  to       25.656623     11,362,087  0.75%   to   2.70%     --     to     --
    2013           698,856    22.823685  to       25.882254     15,066,281  0.75%   to   2.70%    0.24%   to   0.28%
    2012         1,501,541    16.725853  to       19.379649     23,924,115  0.75%   to   2.65%     --     to     --
    2011         2,660,370    15.532996  to       18.342565     39,343,495  0.75%   to   2.65%    0.24%   to   0.29%
    2010         2,974,648    15.267108  to       16.859568     47,977,577  0.75%   to   2.45%     --     to     --

INVESCO V.I. AMERICAN VALUE FUND
    2014         1,533,874    23.013806  to       26.435568     38,432,128  0.75%   to   2.85%    0.18%   to   0.45%
    2013         2,037,716    21.179622  to       24.782999     46,607,906  0.75%   to   2.85%    0.41%   to   0.76%
    2012         2,779,000    15.932646  to       18.990959     47,707,166  0.75%   to   2.85%    0.62%   to   0.72%
    2011         3,187,933    13.711234  to       16.656920     48,137,707  0.75%   to   2.85%    0.50%   to   0.60%
    2010         4,039,345    13.701193  to       16.981931     62,189,918  0.75%   to   2.85%    0.84%   to   0.88%

MORGAN STANLEY -- MID CAP GROWTH PORTFOLIO
    2014           682,637     2.756448  to       25.813637     17,903,694  1.30%   to   2.65%     --     to     --
    2013           892,449     2.763681  to       26.300801     22,954,442  1.30%   to   2.65%    0.06%   to   0.32%
    2012         1,123,075     2.033394  to       19.661426     20,443,800  1.30%   to   2.65%     --     to     --
    2011         1,433,978     1.898469  to       18.653289     23,702,092  1.30%   to   2.65%    0.15%   to   0.35%
    2010         1,732,669     2.067430  to       20.636027     31,441,654  1.30%   to   2.65%    0.14%   to   0.14%

MORGAN STANLEY -- MONEY MARKET PORTFOLIO
    2014         4,514,690     1.003168  to        8.413078     39,761,854  1.30%   to   2.85%    0.01%   to   0.01%
    2013         5,589,156     1.016224  to        8.655315     50,064,172  1.30%   to   2.85%    0.01%   to   0.01%
    2012         6,559,834     1.029389  to        8.904673     64,282,061  1.30%   to   2.85%    0.01%   to   0.01%
    2011         7,612,303     1.042742  to        9.161003     76,314,588  1.30%   to   2.85%    0.01%   to   0.01%
    2010         9,018,677     1.056265  to        9.424927     91,213,332  1.30%   to   2.85%    0.01%   to   0.01%

INVESCO V.I. EQUALLY-WEIGHTED S&P 500 FUND
    2014         2,370,651     2.612359  to       27.325076     60,966,702  1.30%   to   2.85%    1.09%   to   1.39%
    2013         2,900,944     2.323911  to       24.746789     68,244,360  1.30%   to   2.85%    1.57%   to   1.75%
    2012         3,596,009     1.738574  to       18.844201     63,201,975  1.30%   to   2.85%    1.48%   to   1.76%
    2011         4,465,349     1.504281  to       16.597517     69,235,149  1.30%   to   2.85%    1.46%   to   1.68%
    2010         5,664,101     1.529464  to       17.190867     88,914,691  1.30%   to   2.85%    1.20%   to   1.53%

UIF SMALL COMPANY GROWTH PORTFOLIO
    2014           294,234    21.485475  to       25.191732      6,130,805  1.50%   to   2.85%     --     to     --
    2013           340,612    25.320088  to       30.091498      8,395,548  1.50%   to   2.85%     --     to     --
    2012           497,439    15.001498  to       18.070110      7,216,190  1.50%   to   2.85%     --     to     --
    2011           688,501    13.275667  to       16.208523      8,830,654  1.50%   to   2.85%    4.13%   to   4.19%
    2010           863,993    14.762932  to       18.269444     12,344,509  1.50%   to   2.85%     --     to     --


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
UIF EMERGING MARKETS EQUITY PORTFOLIO
    2014       (7.17)%   to    (5.27)%
    2013       (3.80)%   to    (1.84)%
    2012       16.58%    to    18.95%
    2011      (20.52)%   to   (18.85)%
    2010       15.68%    to    18.06%

UIF GROWTH PORTFOLIO
    2014        3.11%    to     4.99%
    2013       30.10%    to    31.29%

UIF MID CAP GROWTH PORTFOLIO
    2014       (0.87)%   to     1.08%
    2013       33.83%    to    36.46%
    2012        5.65%    to     7.68%
    2011       (9.60)%   to    (7.87)%
    2010       29.07%    to    31.28%

INVESCO V.I. AMERICAN VALUE FUND
    2014        6.67%    to     8.66%
    2013       30.50%    to    32.93%
    2012       14.01%    to    16.20%
    2011       (1.91)%   to     0.07%
    2010       18.81%    to    21.27%

MORGAN STANLEY -- MID CAP GROWTH PORTFOLIO
    2014       (1.85)%   to    (0.26)%
    2013       33.77%    to    35.91%
    2012        5.40%    to     7.11%
    2011       (9.61)%   to    (8.17)%
    2010       29.01%    to    31.08%

MORGAN STANLEY -- MONEY MARKET PORTFOLIO
    2014       (2.80)%   to    (1.28)%
    2013       (2.80)%   to    (1.28)%
    2012       (2.80)%   to    (1.28)%
    2011       (2.80)%   to    (1.28)%
    2010       (2.80)%   to    (1.28)%

INVESCO V.I. EQUALLY-WEIGHTED S&P 500 FUND
    2014       10.42%    to    12.41%
    2013       31.32%    to    33.67%
    2012       13.54%    to    15.58%
    2011       (3.45)%   to    (1.65)%
    2010       17.79%    to    19.94%

UIF SMALL COMPANY GROWTH PORTFOLIO
    2014      (16.28)%   to   (15.14)%
    2013       66.53%    to    68.78%
    2012       11.49%    to    13.00%
    2011      (11.28)%   to   (10.07)%
    2010       23.00%    to    24.67%


--------------------------------------------------------------------------------
                                   SA-112

---------------------------------------------------------------------------

                                                                                                       INVESTMENT
                                         UNIT                                     EXPENSE                INCOME
                                      FAIR VALUE                              RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT       UNITS #         LOWEST TO HIGHEST #          NET ASSETS        HIGHEST*               HIGHEST**
------------  ------------  -------------------------------  -------------  -------------------  ---------------------
UIF GLOBAL FRANCHISE PORTFOLIO
    2014           394,426  $ 20.465619  to   $   28.921675  $  10,451,513  1.50%   to   2.85%    2.12%   to    2.25%
    2013           509,793    20.148565  to       28.091786     13,204,104  1.50%   to   2.85%    2.45%   to    2.61%
    2012           657,251    17.324545  to       23.830805     14,639,859  1.50%   to   2.85%    2.01%   to    2.11%
    2011           910,607    15.420912  to       20.927961     17,926,006  1.50%   to   2.85%    3.28%   to    3.68%
    2010         1,205,519    14.610833  to       19.481149     22,314,361  1.50%   to   2.65%    0.57%   to    0.62%

OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA
    2014           320,178    16.221440  to       24.896342      4,945,094  0.75%   to   2.65%     --     to      --
    2013           414,855    15.487884  to       24.226466      6,137,799  0.75%   to   2.65%     --     to      --
    2012           807,227    11.505511  to       18.341793      8,751,374  0.75%   to   2.65%     --     to      --
    2011           979,561     9.978975  to       16.213177      9,248,078  0.75%   to   2.65%     --     to      --
    2010           721,840     9.028582  to        9.970725      6,894,551  0.75%   to   2.45%     --     to      --

OPPENHEIMER CAPITAL APPRECIATION FUND/VA
    2014         2,563,113    17.378669  to       22.965685     41,529,024  0.75%   to   2.70%    0.18%   to    0.19%
    2013         3,407,869    15.208776  to       20.493814     48,558,909  0.75%   to   2.70%    0.74%   to    0.80%
    2012         6,491,493    11.839081  to       16.266769     72,518,537  0.75%   to   2.70%    0.40%   to    0.41%
    2011         8,130,277    10.481103  to       14.684394     80,876,826  0.75%   to   2.70%     --     to    0.11%
    2010         9,667,613    10.707143  to       15.312529     98,808,547  0.75%   to   2.65%     --     to      --

OPPENHEIMER GLOBAL FUND/VA
    2014         8,121,962    18.506001  to       20.931410    140,844,364  0.75%   to   2.70%     --     to    0.87%
    2013        10,433,864    18.269664  to       21.124717    179,623,326  0.75%   to   2.65%    0.81%   to    1.24%
    2012        16,392,910    14.494808  to       17.081030    225,078,149  0.75%   to   2.65%    1.92%   to    2.03%
    2011        19,867,832    12.074238  to       14.501290    228,529,623  0.75%   to   2.65%    0.24%   to    1.10%
    2010        23,398,224     9.211209  to       13.299088    298,144,583  0.75%   to   2.45%    1.21%   to    1.23%

OPPENHEIMER MAIN STREET FUND/VA
    2014           575,569    17.977375  to       22.120031      9,283,288  0.75%   to   2.70%    0.57%   to    0.58%
    2013           751,077    16.406337  to       20.584350     11,128,860  0.75%   to   2.70%    0.85%   to    0.96%
    2012         1,157,085    12.576051  to       16.088947     13,289,962  0.75%   to   2.70%    0.66%   to    0.67%
    2011         1,234,565    10.865981  to       14.174802     12,287,835  0.75%   to   2.70%     --     to    0.59%
    2010         1,427,564     9.944645  to       10.982330     14,468,416  0.75%   to   2.45%    0.88%   to    0.94%

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
    2014         3,405,553    21.838371  to       27.976192     70,081,240  0.75%   to   2.65%    0.62%   to    0.65%
    2013         4,361,752    19.706083  to       25.663354     81,069,396  0.75%   to   2.70%    0.49%   to    0.71%
    2012         7,868,618    14.118832  to       18.786863    104,568,493  0.75%   to   2.65%    0.34%   to    0.41%
    2011        10,477,828    12.088944  to       16.394229    119,914,224  0.75%   to   2.65%    0.21%   to    0.40%
    2010        12,237,652    12.477264  to       17.245498    145,440,201  0.75%   to   2.65%    0.27%   to    0.43%

PUTNAM VT DIVERSIFIED INCOME FUND
    2014         1,875,015    18.147034  to       25.326735     37,115,654  0.75%   to   2.70%    7.81%   to    8.81%
    2013         2,326,076    18.626547  to       25.429077     47,690,027  0.75%   to   2.65%    3.81%   to    4.31%
    2012         4,594,422    17.740592  to       23.763861     93,902,667  0.75%   to   2.65%    5.75%   to    6.81%
    2011         4,527,898    16.334348  to       21.468467     83,588,565  0.75%   to   2.65%    8.69%   to    9.93%
    2010         5,057,565    17.321812  to       22.337761     98,425,382  0.75%   to   2.65%   14.31%   to   14.46%

PUTNAM VT GLOBAL ASSET ALLOCATION FUND
    2014           335,776    20.542038  to       56.117736     10,699,107  0.75%   to   2.65%    2.34%   to    2.43%
    2013           420,744    19.277165  to       51.671303     12,520,805  0.75%   to   2.65%    1.80%   to    2.11%
    2012           711,088    11.718110  to       43.567673     19,223,295  0.75%   to   2.40%    0.73%   to    0.74%
    2011           814,633    10.510319  to       38.438002     17,979,747  0.75%   to   2.40%    4.27%   to    4.56%
    2010           794,973    10.811021  to       38.890290     18,270,371  0.75%   to   2.40%    5.86%   to    5.93%


                    TOTAL RETURN
                   RATIO LOWEST TO
SUB-ACCOUNT          HIGHEST***
------------  ------------------------
UIF GLOBAL FRANCHISE PORTFOLIO
    2014        1.57%    to    2.95%
    2013       16.30%    to   17.88%
    2012       12.34%    to   13.87%
    2011        5.99%    to    7.43%
    2010       11.06%    to   12.35%

OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA
    2014        2.77%    to    4.74%
    2013       32.08%    to   34.61%
    2012       13.13%    to   15.30%
    2011       (1.80)%   to    0.08%
    2010       24.09%    to   26.21%

OPPENHEIMER CAPITAL APPRECIATION FUND/VA
    2014       12.06%    to   14.27%
    2013       25.99%    to   28.46%
    2012       10.78%    to   12.96%
    2011       (4.00)%   to   (2.11)%
    2010        6.29%    to    8.33%

OPPENHEIMER GLOBAL FUND/VA
    2014       (0.66)%   to    1.29%
    2013       23.67%    to   26.04%
    2012       17.79%    to   20.05%
    2011      (10.92)%   to   (9.21)%
    2010       12.90%    to   14.84%

OPPENHEIMER MAIN STREET FUND/VA
    2014        7.46%    to    9.58%
    2013       27.94%    to   30.46%
    2012       13.50%    to   15.74%
    2011       (2.97)%   to   (1.06)%
    2010       13.02%    to   14.96%

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
    2014        8.74%    to   10.82%
    2013       36.88%    to   39.57%
    2012       14.59%    to   16.79%
    2011       (4.94)%   to   (3.11)%
    2010       19.84%    to   22.14%

PUTNAM VT DIVERSIFIED INCOME FUND
    2014       (2.33)%   to   (0.40)%
    2013        4.99%    to    7.01%
    2012        8.61%    to   10.69%
    2011       (5.70)%   to   (3.89)%
    2010        9.73%    to   11.83%

PUTNAM VT GLOBAL ASSET ALLOCATION FUND
    2014        6.56%    to    8.61%
    2013       16.37%    to   18.60%
    2012       11.49%    to   13.35%
    2011       (2.78)%   to   (1.16)%
    2010       11.97%    to   13.83%


--------------------------------------------------------------------------------
                                   SA-113

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                      INVESTMENT
                                         UNIT                                     EXPENSE               INCOME
                                      FAIR VALUE                              RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT       UNITS #         LOWEST TO HIGHEST #          NET ASSETS        HIGHEST*              HIGHEST**
------------  ------------  -------------------------------  -------------  -------------------  --------------------
PUTNAM VT GROWTH AND INCOME FUND
    2014           192,101  $ 22.161391  to   $   82.097469  $   6,688,003  0.75%   to   2.65%    0.92%   to   1.31%
    2013           172,465    20.550845  to       74.698236      6,304,638  0.75%   to   2.65%    0.41%   to   2.17%
    2012           227,996    15.553361  to       55.470266      6,312,345  0.75%   to   2.65%    0.31%   to   1.64%
    2011           257,648    13.405438  to       46.910392      6,198,988  0.75%   to   2.65%     --     to   1.30%
    2010           295,403     9.438735  to       49.564167      7,289,265  0.75%   to   2.40%    1.53%   to   1.71%

PUTNAM VT INTERNATIONAL VALUE FUND
    2014         1,875,490     7.852697  to       14.376578     14,086,717  0.75%   to   2.65%    1.39%   to   1.45%
    2013         2,070,151     7.880268  to        8.741171     17,433,443  0.75%   to   2.40%    0.23%   to   2.34%
    2012           181,467     6.604568  to        7.206293      1,269,112  0.75%   to   2.40%    2.52%   to   3.04%
    2011           181,095     5.558518  to        5.965758      1,053,346  0.75%   to   2.40%    2.60%   to   2.77%
    2010           167,146     6.603881  to        6.971452      1,146,034  0.75%   to   2.40%    3.16%   to   3.36%

PUTNAM VT INTERNATIONAL EQUITY FUND
    2014         2,829,625    15.109360  to       23.513525     43,748,263  0.75%   to   2.65%    1.05%   to   1.10%
    2013         3,436,330    16.643288  to       25.412902     57,224,039  0.75%   to   2.65%    1.22%   to   1.79%
    2012         6,067,636    13.344161  to       19.992244     85,659,021  0.75%   to   2.65%    2.19%   to   2.25%
    2011         7,448,790    11.239143  to       16.521763     87,303,926  0.75%   to   2.65%    0.82%   to   3.37%
    2010         7,737,328    13.894466  to       20.039777    110,995,122  0.75%   to   2.65%    3.55%   to   3.55%

PUTNAM VT INVESTORS FUND
    2014         2,084,175    16.262141  to       23.281549     27,816,222  0.75%   to   2.65%    1.19%   to   1.27%
    2013         2,743,889    14.383401  to       20.986803     32,480,090  0.75%   to   2.65%    1.15%   to   2.03%
    2012         5,621,891    10.724710  to       15.948315     51,866,518  0.75%   to   2.65%    1.32%   to   1.37%
    2011         7,542,511     9.248869  to       14.017306     60,461,498  0.75%   to   2.65%    1.05%   to   1.13%
    2010         8,676,140     9.314562  to       14.387846     70,497,582  0.75%   to   2.65%    1.18%   to   1.18%

PUTNAM VT MULTI-CAP GROWTH FUND
    2014           906,855    19.036226  to       20.674202     18,239,451  0.75%   to   2.65%    0.10%   to   0.33%
    2013         1,215,814    17.368559  to       18.353989     21,864,283  0.75%   to   2.40%    0.08%   to   0.79%
    2012           174,199    13.038869  to       13.553343      2,319,259  0.75%   to   2.40%    0.19%   to   0.29%
    2011           198,720    11.438389  to       11.695236      2,300,503  0.75%   to   2.40%    0.18%   to   0.27%
    2010           260,992    12.343941  to       12.414350      3,230,816  0.75%   to   2.40%     --     to     --

PUTNAM VT SMALL CAP VALUE FUND
    2014         1,109,180    24.451792  to       36.128275     34,487,229  0.75%   to   2.65%    0.48%   to   0.51%
    2013         1,460,576    24.274924  to       35.191734     44,734,879  0.75%   to   2.65%    0.78%   to   1.06%
    2012         2,926,602    17.854586  to       25.397393     66,978,312  0.75%   to   2.65%    0.37%   to   0.47%
    2011         3,287,299    15.604936  to       21.779803     65,118,244  0.75%   to   2.65%    0.05%   to   0.51%
    2010         3,904,706    16.819413  to       23.032476     82,547,963  0.75%   to   2.65%    0.31%   to   0.31%

PUTNAM VT GEORGE PUTNAM BALANCED FUND
    2014           468,616    12.979394  to       16.374109      7,066,687  0.75%   to   2.40%    1.50%   to   1.55%
    2013           542,581    12.012039  to       14.905794      7,506,232  0.75%   to   2.40%    2.03%   to   2.20%
    2012         1,024,797    10.418531  to       12.716907     12,247,234  0.75%   to   2.40%    1.89%   to   2.00%
    2011         1,179,780     9.482857  to       11.385479     12,703,712  0.75%   to   2.40%    1.92%   to   2.22%
    2010         1,212,780     9.451568  to       11.162153     12,867,236  0.75%   to   2.40%    5.23%   to   5.40%

PUTNAM VT VOYAGER FUND
    2014           175,121    10.595107  to      102.081444      4,830,317  0.75%   to   2.40%    0.72%   to   0.94%
    2013           280,778     9.890971  to       93.737609      6,889,065  0.75%   to   2.40%    1.15%   to   1.21%
    2012           374,961     7.048891  to       65.710900      6,876,843  0.75%   to   2.40%    0.37%   to   0.47%
    2011           804,490    15.772876  to       57.958951     14,282,236  0.75%   to   2.65%     --     to     --
    2010           693,613     7.881191  to       71.082910     13,120,746  0.75%   to   2.40%    1.39%   to   2.13%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
PUTNAM VT GROWTH AND INCOME FUND
    2014        7.84%    to     9.91%
    2013       32.13%    to    34.66%
    2012       16.02%    to    18.25%
    2011       (7.14)%   to    (5.35)%
    2010       11.67%    to    13.52%

PUTNAM VT INTERNATIONAL VALUE FUND
    2014      (11.86)%   to   (10.16)%
    2013       19.32%    to    21.30%
    2012       18.82%    to    20.79%
    2011      (15.83)%   to   (14.43)%
    2010        4.59%    to     6.32%

PUTNAM VT INTERNATIONAL EQUITY FUND
    2014       (9.22)%   to    (7.47)%
    2013       24.72%    to    27.11%
    2012       18.73%    to    21.01%
    2011      (19.11)%   to   (17.56)%
    2010        7.15%    to     9.20%

PUTNAM VT INVESTORS FUND
    2014       10.93%    to    13.06%
    2013       31.59%    to    34.11%
    2012       13.78%    to    15.96%
    2011       (2.58)%   to    (0.71)%
    2010       10.94%    to    13.07%

PUTNAM VT MULTI-CAP GROWTH FUND
    2014       10.52%    to    12.64%
    2013       33.21%    to    35.42%
    2012       13.99%    to    15.89%
    2011       (7.34)%   to    (5.79)%
    2010       23.44%    to    24.14%

PUTNAM VT SMALL CAP VALUE FUND
    2014        0.73%    to     2.66%
    2013       35.96%    to    38.56%
    2012       14.42%    to    16.61%
    2011       (7.22)%   to    (5.44)%
    2010       22.69%    to    25.04%

PUTNAM VT GEORGE PUTNAM BALANCED FUND
    2014        8.05%    to     9.85%
    2013       15.29%    to    17.21%
    2012        9.87%    to    11.69%
    2011        0.33%    to     2.00%
    2010        8.20%    to    10.00%

PUTNAM VT VOYAGER FUND
    2014        7.12%    to     8.90%
    2013       40.32%    to    42.65%
    2012       11.52%    to    13.37%
    2011      (20.00)%   to   (18.46)%
    2010       17.94%    to    19.90%


--------------------------------------------------------------------------------
                                   SA-114

---------------------------------------------------------------------------

                                                                                                      INVESTMENT
                                         UNIT                                     EXPENSE               INCOME
                                      FAIR VALUE                              RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT       UNITS #         LOWEST TO HIGHEST #          NET ASSETS        HIGHEST*              HIGHEST**
------------  ------------  -------------------------------  -------------  -------------------  --------------------
PUTNAM VT EQUITY INCOME FUND
    2014           763,988  $ 23.156507  to   $   25.999530  $  19,049,909  0.75%   to   2.65%    1.25%   to   1.75%
    2013           997,585    21.106196  to       23.251514     22,387,102  0.75%   to   2.65%     --     to   2.62%
    2012         1,297,983    16.501820  to       17.691694     22,441,649  0.75%   to   2.45%    2.11%   to   2.39%
    2011         1,437,184    14.174572  to       14.940621     21,131,608  0.75%   to   2.45%    1.79%   to   1.85%
    2010         1,334,269    14.252552  to       14.769377     19,513,195  0.75%   to   2.45%    1.91%   to   1.94%

INVESCO V.I. GROWTH AND INCOME FUND
    2014         3,499,785    19.971833  to       25.297861     76,079,420  0.75%   to   2.85%    1.44%   to   1.71%
    2013         4,428,330    18.686836  to       23.178461     89,403,444  0.75%   to   2.85%    0.83%   to   1.09%
    2012         7,022,622    14.372884  to       17.457721    110,456,827  0.75%   to   2.85%    1.25%   to   1.41%
    2011         8,717,723    12.932663  to       15.382082    121,436,201  0.75%   to   2.85%    0.94%   to   1.01%
    2010        10,710,522    13.614525  to       15.856481    154,280,703  0.75%   to   2.85%    0.10%   to   0.10%

INVESCO V.I. COMSTOCK FUND
    2014         3,397,961    22.647946  to       25.626715     79,819,553  0.75%   to   2.85%    1.04%   to   1.14%
    2013         4,473,736    21.358648  to       23.665796     98,004,794  0.75%   to   2.85%    1.09%   to   1.46%
    2012         7,037,461    16.199599  to       17.577090    116,297,526  0.75%   to   2.85%    1.43%   to   1.95%
    2011         8,984,347    14.015328  to       14.891253    126,778,055  0.75%   to   2.85%    0.66%   to   1.38%
    2010        11,020,611    14.731114  to       15.326425    161,257,732  0.75%   to   2.85%    0.02%   to   0.14%

INVESCO V.I. AMERICAN FRANCHISE FUND
    2014            61,476    22.348913  to       27.246689      1,326,115  1.50%   to   2.65%     --     to     --
    2013            76,775    20.973366  to       25.865391      1,557,011  1.50%   to   2.65%    0.25%   to   0.25%
    2012           126,158    15.229283  to       18.843543      1,833,524  1.50%   to   2.85%     --     to     --
    2011           169,552    13.632928  to       17.097515      2,221,125  1.50%   to   2.85%     --     to     --
    2010           236,942    14.783671  to       18.792773      3,387,163  1.50%   to   2.85%     --     to     --

INVESCO V.I. MID CAP GROWTH FUND
    2014            48,408    20.025915  to       25.659250        923,921  1.50%   to   2.85%     --     to     --
    2013            60,191    18.876467  to       24.515137      1,083,988  1.50%   to   2.85%    0.22%   to   0.22%
    2012            64,975    14.027006  to       18.464267        869,985  1.50%   to   2.85%     --     to     --
    2011            85,540    12.755802  to       17.019083      1,055,175  1.50%   to   2.85%     --     to     --
    2010           120,876    14.285671  to       19.319354      1,680,707  1.50%   to   2.85%     --     to     --

WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND
    2014           227,946     1.786808  to        2.061600        432,819  1.15%   to   2.40%    1.53%   to   1.53%
    2013           247,892     1.550240  to        1.766455        406,621  1.15%   to   2.40%    1.61%   to   1.64%
    2012           271,610     1.327305  to        1.493657        378,901  1.15%   to   2.40%    1.44%   to   1.45%
    2011           271,996     1.202759  to        1.336704        339,049  1.15%   to   2.40%    2.69%   to   2.86%
    2010           421,953     1.156949  to        1.269817        502,405  1.15%   to   2.40%    1.78%   to   1.93%

WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND
    2014           988,202     1.461899  to        1.686827      1,613,698  1.15%   to   2.40%    1.36%   to   1.36%
    2013         1,091,548     1.418114  to        1.615983      1,721,285  1.15%   to   2.40%    1.25%   to   1.25%
    2012         1,524,181     1.488787  to        1.675435      2,415,585  1.15%   to   2.40%    1.45%   to   1.45%
    2011         1,871,552     1.437219  to        1.597306      2,830,856  1.15%   to   2.40%    2.66%   to   2.95%
    2010         1,428,159     1.359018  to        1.491631      2,025,101  1.15%   to   2.40%    3.38%   to   3.42%

WELLS FARGO ADVANTAGE VT INTRINSIC VALUE FUND
    2014           776,413     1.636644  to        1.888430      1,422,068  1.15%   to   2.40%    0.76%   to   0.76%
    2013           898,598     1.519697  to        1.731711      1,514,341  1.15%   to   2.40%    1.02%   to   1.04%
    2012         1,084,632     1.194583  to        1.344346      1,417,506  1.15%   to   2.40%    1.34%   to   1.35%
    2011         1,320,456     1.024177  to        1.138271      1,465,444  1.15%   to   2.40%    0.43%   to   0.53%
    2010         1,566,453     1.072157  to        1.176790      1,796,144  1.15%   to   2.40%    0.93%   to   0.93%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
PUTNAM VT EQUITY INCOME FUND
    2014        9.71%    to    11.82%
    2013       28.95%    to    31.43%
    2012       16.42%    to    18.41%
    2011       (0.55)%   to     1.16%
    2010        9.88%    to    11.77%

INVESCO V.I. GROWTH AND INCOME FUND
    2014        6.88%    to     9.14%
    2013       30.01%    to    32.77%
    2012       11.14%    to    13.49%
    2011       (5.01)%   to    (2.99)%
    2010        9.04%    to    11.35%

INVESCO V.I. COMSTOCK FUND
    2014        6.04%    to     8.29%
    2013       31.85%    to    34.64%
    2012       15.58%    to    18.04%
    2011       (4.86)%   to    (2.84)%
    2010       12.45%    to    14.83%

INVESCO V.I. AMERICAN FRANCHISE FUND
    2014        5.34%    to     6.56%
    2013       36.15%    to    37.72%
    2012       10.21%    to    11.71%
    2011       (9.02)%   to    (7.78)%
    2010       16.21%    to    17.79%

INVESCO V.I. MID CAP GROWTH FUND
    2014        4.67%    to     6.09%
    2013       32.77%    to    34.57%
    2012        8.49%    to     9.97%
    2011      (11.91)%   to   (10.71)%
    2010       23.70%    to    25.38%

WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND
    2014       15.26%    to    16.71%
    2013       16.80%    to    18.26%
    2012       10.36%    to    11.74%
    2011        3.96%    to     5.27%
    2010       10.60%    to    11.99%

WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND
    2014        3.09%    to     4.38%
    2013       (4.75)%   to    (3.55)%
    2012        3.59%    to     4.89%
    2011        5.75%    to     7.08%
    2010        4.52%    to     5.83%

WELLS FARGO ADVANTAGE VT INTRINSIC VALUE FUND
    2014        7.70%    to     9.05%
    2013       27.22%    to    28.81%
    2012       16.64%    to    18.10%
    2011       (4.48)%   to    (3.27)%
    2010       11.13%    to    12.53%


--------------------------------------------------------------------------------
                                   SA-115

SEPARATE ACCOUNT THREE


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                      INVESTMENT
                                         UNIT                                     EXPENSE               INCOME
                                      FAIR VALUE                              RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT       UNITS #         LOWEST TO HIGHEST #          NET ASSETS        HIGHEST*              HIGHEST**
------------  ------------  -------------------------------  -------------  -------------------  --------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND
    2014             6,138  $ 12.344253  to   $   13.032632  $      77,926  1.15%   to   2.35%    1.04%   to   2.75%
    2013            13,913    13.352731  to       13.929161        188,034  1.15%   to   2.35%    2.12%   to   2.23%
    2012            16,617    11.437369  to       11.788898        191,813  1.15%   to   2.35%    1.32%   to   1.38%
    2011            15,548    10.318134  to       10.508483        161,247  1.15%   to   2.35%    0.11%   to   0.28%
    2010            15,382    12.145438  to       12.205915        187,004  1.15%   to   2.10%     --     to     --

WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND
    2014           693,604     2.198144  to        2.536339      1,702,008  1.15%   to   2.40%     --     to     --
    2013           801,682     2.294620  to        2.614760      2,054,694  1.15%   to   2.40%     --     to     --
    2012         1,084,071     1.564439  to        1.760603      1,859,317  1.15%   to   2.40%     --     to     --
    2011         1,389,107     1.485504  to        1.651001      2,231,738  1.15%   to   2.40%     --     to     --
    2010         1,790,626     1.594913  to        1.750561      3,017,564  1.15%   to   2.40%     --     to     --

WELLS FARGO ADVANTAGE VT DISCOVERY FUND
    2014            17,060    23.489558  to       25.728106        427,013  1.15%   to   2.10%     --     to     --
    2013            16,989    23.903282  to       25.933633        429,431  1.15%   to   2.10%    0.01%   to   0.01%
    2012            19,652    16.974721  to       18.242749        350,204  1.15%   to   2.10%     --     to     --
    2011            25,605    14.723461  to       15.673820        392,067  1.15%   to   2.10%     --     to     --
    2010            22,486    14.723816  to       15.788306        346,965  1.15%   to   2.40%     --     to     --

WELLS FARGO ADVANTAGE VT SMALL CAP VALUE FUND
    2014             5,334    15.125555  to       16.567183         82,365  1.15%   to   2.10%    0.35%   to   0.41%
    2013             7,466    14.787337  to       16.043596        113,720  1.15%   to   2.10%    0.53%   to   0.86%
    2012             8,347    13.159565  to       14.142622        114,630  1.15%   to   2.10%    0.86%   to   0.92%
    2011             7,173    11.788796  to       12.549726         87,164  1.15%   to   2.10%    0.66%   to   0.67%
    2010             8,170    12.981936  to       13.689196        108,646  1.15%   to   2.10%    1.50%   to   1.50%

WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND
    2014            17,471    18.464248  to       20.224141        342,405  1.15%   to   2.10%    0.06%   to   0.06%
    2013            23,132    17.075975  to       18.526761        415,567  1.15%   to   2.10%    0.14%   to   0.21%
    2012            27,482    13.344136  to       14.341170        384,215  1.15%   to   2.10%    0.09%   to   0.10%
    2011            50,600    11.796167  to       12.557748        619,394  1.15%   to   2.10%     --     to   0.12%
    2010            40,301    13.074811  to       13.445072        529,503  1.15%   to   1.65%    0.76%   to   0.76%

UIF GLOBAL INFRASTRUCTURE PORTFOLIO+
    2014         1,733,212    11.336474  to       11.510302     19,886,944  1.30%   to   2.65%     --     to     --

HIMCO VIT INDEX FUND+
    2014         7,732,810     1.791778  to       22.109906     18,607,997  0.75%   to   2.65%     --     to     --

HIMCO VIT AMERICAN FUNDS BOND FUND+
    2014           513,271    11.174195  to       11.399986      5,830,351  1.00%   to   1.30%     --     to     --

HIMCO VIT AMERICAN FUNDS GLOBAL GROWTH FUND+
    2014            27,006    13.516257  to       13.789445        371,218  1.00%   to   1.30%     --     to     --

HIMCO VIT AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND+
    2014            92,027    11.333888  to       11.562991      1,059,551  1.00%   to   1.30%     --     to     --

HIMCO VIT AMERICAN FUNDS GROWTH FUND+
    2014           328,906    13.981168  to       14.263752      4,674,289  1.00%   to   1.30%     --     to     --

HIMCO VIT AMERICAN FUNDS GROWTH-INCOME FUND+
    2014           185,482    14.598116  to       14.893192      2,749,165  1.00%   to   1.30%     --     to     --

HIMCO VIT AMERICAN FUNDS INTERNATIONAL FUND+
    2014           353,858    10.119357  to       10.323945      3,636,638  1.00%   to   1.30%     --     to     --


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND
    2014       (7.55)%   to    (6.44)%
    2013       16.75%    to    18.15%
    2012       10.85%    to    12.18%
    2011      (14.93)%   to   (13.91)%
    2010       21.45%    to    22.06%

WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND
    2014       (4.20)%   to    (3.00)%
    2013       46.67%    to    48.52%
    2012        5.31%    to     6.64%
    2011       (6.86)%   to    (5.69)%
    2010       23.77%    to    25.32%

WELLS FARGO ADVANTAGE VT DISCOVERY FUND
    2014       (1.73)%   to    (0.79)%
    2013       40.82%    to    42.16%
    2012       15.29%    to    16.39%
    2011       (1.66)%   to    (0.73)%
    2010       32.33%    to    33.99%

WELLS FARGO ADVANTAGE VT SMALL CAP VALUE FUND
    2014        2.29%    to     3.26%
    2013       12.37%    to    13.44%
    2012       11.63%    to    12.69%
    2011       (9.19)%   to    (8.32)%
    2010       14.82%    to    15.91%

WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND
    2014        8.13%    to     9.16%
    2013       27.97%    to    29.19%
    2012       13.12%    to    14.20%
    2011       (7.48)%   to    (6.60)%
    2010       21.73%    to    22.34%

UIF GLOBAL INFRASTRUCTURE PORTFOLIO+
    2014       13.36%    to    15.10%

HIMCO VIT INDEX FUND+
    2014        4.14%    to     4.78%

HIMCO VIT AMERICAN FUNDS BOND FUND+
    2014        0.40%    to     0.53%

HIMCO VIT AMERICAN FUNDS GLOBAL GROWTH FUND+
    2014       (0.25)%   to    (0.15)%

HIMCO VIT AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND+
    2014       (2.63)%   to    (2.50)%

HIMCO VIT AMERICAN FUNDS GROWTH FUND+
    2014        3.26%    to     3.44%

HIMCO VIT AMERICAN FUNDS GROWTH-INCOME FUND+
    2014        2.30%    to     2.43%

HIMCO VIT AMERICAN FUNDS INTERNATIONAL FUND+
    2014       (6.22)%   to    (6.15)%


--------------------------------------------------------------------------------
                                   SA-116

---------------------------------------------------------------------------


    * This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
   ** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
  *** This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
    # Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
    + See Note 1 for additional information related to this Sub-Account.


RIDERS:

     The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account Value) for various Rider charges:

     -  MAV/EPB Death Benefit Charge maximum of 0.30%
     -  MAVPlus Benefit Charge maximum of 0.30%
     -  Principal First Charge maximum of 0.75%
     -  Principal First Preferred Charge maximum of 0.20%
     -  Optional Death Benefit Charge maximum of 0.15%
     -  Earnings Protection Benefit Charge maximum of 0.20%
     -  The Hartford's Lifetime Income Builder Charge maximum of 0.75%
     -  The Hartford's Lifetime Income Builder II Charge maximum of 0.75%
     -  The Hartford's Lifetime Income Builder Selects Charge maximum of
        1.50%
     -  The Hartford's Lifetime Income Builder Portfolios Charge maximum of
        1.50%
     -  The Hartford's Lifetime Income Foundation Charge maximum of 0.30%

     These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners' accounts as specified in the product prospectus.

7.   SUBSEQUENT EVENTS:

     Management has evaluated events subsequent to December 31, 2014 and through the financial statement issuance date of April 20, 2015, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.



--------------------------------------------------------------------------------
                                   SA-117